FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NUMBER: 333-171508
January 13, 2012

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,154,332,647
(Approximate Mortgage Pool Balance)

$808,032,000
(Offered Certificates)

GS Mortgage Securities Trust 2012-GC6
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2012-GC6

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Archetype Mortgage Funding I LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup
Co-Lead Managers and Joint Bookrunners
RBS	Wells Fargo Securities

Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-171508) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated January 13, 2012 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc. or Wells Fargo Securities, LLC.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc. or Wells Fargo Securities, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings Fitch / Moody’s(1)	Initial Certificate Principal or Notional Amount(2)		Approximate Credit Support		Initial Pass- Through Rate(3)		Pass-Through Rate Description		Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	AAA(sf) / Aaa(sf)	$65,525,000		30.000	%(5)	[___	]%		(6)	2.32	03/12 – 06/16
Class A-2	AAA(sf) / Aaa(sf)	$82,190,000		30.000	%(5)	[___	]%		(6)	4.53	06/16 – 12/16
Class A-3	AAA(sf) / Aaa(sf)	$570,467,000		30.000	%(5)	[___	]%		(6)	9.57	06/21 – 11/21
Class A-AB	AAA(sf) / Aaa(sf)	$89,850,000		30.000	%(5)	[___	]%		(6)	7.18	12/16 – 06/21

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings Fitch / Moody’s(1)	Initial Certificate Principal or Notional Amount(2)		Approximate Credit Support		Initial Pass- Through Rate(3)		Pass-Through Rate Description		Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-A	AAA(sf) / Aaa(sf)	$927,794,000	(7)	N/A		[___	]%	Variable IO	(8)	N/A	N/A
Class X-B	NR / Aaa(sf)	$226,538,646	(7)	N/A		[___	]%	Variable IO	(8)	N/A	N/A
Class A-S	AAA(sf) / Aaa(sf)	$119,762,000		19.625%		[___	]%		(6)	9.78	11/21 – 12/21
Class B	AA-(sf) / Aa3(sf)	$63,489,000		14.125%		[___	]%		(6)	9.84	12/21 – 12/21
Class C	A-(sf) / A3(sf)	$44,730,000		10.250%		[___	]%		(6)	9.84	12/21 – 12/21
Class D	BBB-(sf) / Baa3(sf)	$49,059,000		6.000%		[___	]%		(6)	9.88	12/21 – 01/22
Class E	BB(sf) / Ba2(sf)	$21,644,000		4.125%		[___	]%		(6)	9.92	01/22 – 01/22
Class F	B(sf) / B2(sf)	$11,543,000		3.125%		[___	]%		(6)	9.92	01/22 – 01/22
Class G	NR / NR	$36,073,646		0.000%		[___	]%		(6)	9.92	01/22 – 01/22
Class R(9)	N/A	N/A		N/A		N/A		N/A		N/A	N/A

(1)	Ratings shown are those of Fitch, Inc. and Moody’s Investors Service, Inc. Certain nationally recognized statistical rating organizations that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates, and Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded ” in the Free Writing Prospectus. Fitch, Inc. and Moody’s Investors Service, Inc. have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to www.fitchratings.com and www.moodys.com.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate as of the closing date.

(4)	Assuming no prepayments and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3 and Class A-AB certificates are represented in the aggregate.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage.

(7)	The Class X-A and Class X-B certificates will not have principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A and Class X-B certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S certificates from time to time. The notional amount of the Class X-B certificates will be equal to the aggregate principal amounts of the Class B, Class C, Class D, Class E, Class F and Class G certificates from time to time.

(8)	The pass-through rate on the Class X-A certificates will generally be equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F and Class G certificates, as described in the Free Writing Prospectus.

(9)	The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates represent the residual interests in two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics
Initial Pool Balance	$1,154,332,647
Number of Mortgage Loans	80
Number of Mortgaged Properties	127
Average Cut-off Date Mortgage Loan Balance	$14,429,158
Weighted Average Mortgage Interest Rate	5.7220%
Weighted Average Remaining Term to Maturity (months)	112
Weighted Average Remaining Amortization Term (months)(1)	343
Weighted Average Cut-off Date LTV Ratio(2)(3)	63.3%
Weighted Average Maturity Date LTV Ratio(3)(4)	53.4%
Weighted Average Underwritten Debt Service Coverage Ratio(3)(5)	1.57x
Weighted Average Debt Yield on Underwritten NOI(3)(6)	12.0%
% of Mortgage Loans with Additional Debt	0.7%
% of Mortgaged Properties with Single Tenants	0.5%

(1)	Excludes mortgage loans that are interest only for the entire term.

(2)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to the Red Rose Commons mortgage loan, the Maple Ridge Townhomes mortgage loan and the Timbercrest Village MHP mortgage loan, the Cut-off Date LTV Ratio was calculated using the related “as stabilized” appraised value because the assumptions as to the “as stabilized” value have been satisfied.  The Cut-off Date LTV Ratio using the related “as-is” appraised value for each of these mortgage loans is 74.7%, 74.7% and 75.1%, respectively.  With respect to the Amazing Spaces – The Woodlands mortgage loan, for purposes of calculating the Cut-off Date LTV Ratio, the Cut-off Date Balance is calculated net of a related cash reserve in the amount of $300,000.  The Cut-off Date LTV Ratio would be 70.3% if the cash reserve was not taken into account.

(3)
Unless otherwise indicated, with respect to the Cottage Cove and Homestead Village mortgage loans, which are cross-collateralized and cross-defaulted with each other, the Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the Underwritten Debt Service Coverage Ratio, the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF of the mortgage loans are presented in the aggregate.

(4)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to the Lincoln Square Shopping Center mortgage loan, the DoubleTree Downtown Cleveland mortgage loan, the Hampton Inn and SpringHill Suites mortgage loan, the Towers of Coral Springs mortgage loan and the Amazing Spaces – The Woodlands mortgage loan, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value. The Maturity Date LTV Ratio using the related “as-is” appraised value for each of these mortgage loans is 49.2%, 45.8%, 46.6%, 59.4% and 59.3%, respectively.  See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(5)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest-only payment.  With respect to the Meadowood Mall mortgage loan, when Sports Authority, which has closed for business at the related mortgaged property but is still obligated to pay rent, is excluded from the Underwritten Net Cash Flow, the Underwritten Debt Service Coverage Ratio is 1.40x.  With respect to the Amazing Spaces – The Woodlands mortgage loan, the Underwritten Debt Service Coverage Ratio was calculated based on the annual debt service that would be in place based on a loan balance that was reduced by a related cash reserve in the amount of $300,000.  The Underwritten Debt Service Coverage Ratio without taking the cash reserve into account is 1.29x.  With respect to the Holiday Inn Express – Baltimore, MD mortgage loan, the related mortgagor (a guarantor of the mortgage loan under a Maryland indemnity deed of trust structure) has master leased the related mortgaged property to a master tenant that is substantially owned by a tax credit investor, and the Underwritten Debt Service Coverage Ratio reflects the revenues of the underlying mortgaged property rather than the master lease rent.  The Underwritten Debt Service Coverage Ratio based solely on the master lease rent payable to the related Mortgagor is 1.97x. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(6)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.  With respect to the Meadowood Mall mortgage loan, when Sports Authority is excluded from the Underwritten Net Operating Income and the Underwritten Net Cash Flow, the Debt Yield on Underwritten Net Operating Income and the Debt Yield on Underwritten Net Cash Flow are 10.4% and 9.9%, respectively.  With respect to the Amazing Spaces – The Woodlands mortgage loan, for purposes of calculating the Debt Yield on Underwritten NOI and NCF, the Cut-off Date Balance is calculated net of a related cash reserve in the amount of $300,000.  The Debt Yield on Underwritten Net Operating Income and the Debt Yield on Underwritten Net Cash Flow would be 9.2% and 9.0%, respectively, if the cash reserve was not taken into account.  With respect to the Holiday Inn Express – Baltimore, MD mortgage loan, the related mortgagor (a guarantor of the mortgage loan under a Maryland indemnity deed of trust structure) has master leased the related mortgaged property to a master tenant that is substantially owned by a tax credit investor, and the Debt Yield on Underwritten Net Operating Income and Debt Yield on Underwritten Net Cash Flow reflect the revenues of the underlying mortgaged property rather than the master lease rent.  The Debt Yield on Underwritten Net Operating Income and Debt Yield on Underwritten Net Cash Flow based solely on the master lease rent payable to the related Mortgagor are both 17.5%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Co-Managers:	RBS Securities Inc. Wells Fargo Securities, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,154,332,647
Master Servicer:	KeyCorp Real Estate Capital Markets, Inc.
Special Servicer:	CWCapital Asset Management LLC
Trustee:	Wells Fargo Bank, National Association
Operating Advisor:	TriMont Real Estate Advisors, Inc.
Pricing:	January 2012
Closing:	February 9, 2012
Cut-off Date:	For each mortgage loan, the related due date in February 2012
Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in March 2012
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	January 2045
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates; $1 thereafter
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,154,332,646 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 80 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,154,332,647 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,429,158 and are secured by 127 mortgaged properties located throughout 29 states

—	LTV: 63.3% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.57x weighted average Underwritten Debt Service Coverage Ratio

—
Underwritten NOI Debt Yield:  17.2% to Class A-1 / A-2 / A-3 / A-AB, calculated, with respect to each such class of certificates, as (x) aggregate Underwritten Net Operating Income for all the mortgaged properties of $138,943,289, divided by (y) the aggregate certificate balance of all such classes of certificates

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-AB

■	Loan Structural Features:

—	Amortization: 97.1% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	79.3% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	17.8% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest-only period with a balloon payment due at maturity

—	Hard Lockboxes: 61.2% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 92.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than a 1.0x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 76 mortgage loans representing 84.7% of the Initial Pool Balance

–	Insurance: 65 mortgage loans representing 63.8% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 73 mortgage loans representing 72.4% of Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 30 mortgage loans representing 57.0% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 86.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

–	5.4% of the mortgage loans by Initial Pool Balance permit defeasance or yield maintenance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Total Pool:

—
Retail:  39.5% of the mortgaged properties by allocated Initial Pool Balance are retail properties (15.8% are anchored retail properties, 11.2% are power center/big box retail properties, 10.8% are regional malls)

—	Hospitality: 16.3% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Office: 16.0% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Manufactured Housing Communities: 11.7% of the mortgaged properties by allocated Initial Pool Balance are manufactured housing communities properties

—	Multifamily: 10.7% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

■
Geographic Diversity:  The 127 mortgaged properties are located throughout 29 states, with only three states having greater than 10.0% of the allocated Initial Pool Balance: Texas (16.9%), Nevada (13.5%), Florida (13.0%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	17	29	$528,333,381	45.8%
Citigroup Global Markets Realty Corp.	49	73	520,448,761	45.1
Archetype Mortgage Funding I LLC	14	25	105,550,504	9.1
Total	80	127	$1,154,332,647	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Units / Pads / Rooms	Cut-off Date Balance Per SF / Unit / Pad / Room	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
Meadowood Mall	$124,652,065	10.8%	Retail	404,865	$308	1.44	x	10.7%	65.3%
ELS Portfolio	100,000,000	8.7	Manufactured Housing	5,225	$19,139	2.15	x	14.2%	49.8%
SunTrust International Center	61,875,000	5.4	Office	420,857	$147	1.34	x	10.2%	70.9%
LHG Hotel Portfolio	59,844,939	5.2	Hospitality	852	$70,241	1.60	x	13.8%	64.3%
Mansards Apartments	50,955,929	4.4	Multifamily	1,337	$38,112	1.42	x	10.8%	68.9%
Hotel Zaza – Houston	49,885,606	4.3	Hospitality	315	$158,367	1.83	x	15.8%	47.5%
Audubon Crossing and Audubon Commons	46,333,346	4.0	Retail	449,170	$103	1.26	x	9.5%	74.7%
Pittsford Plaza	44,000,000	3.8	Retail	450,146	$98	1.66	x	12.8%	55.7%
Lincoln Square Shopping Center	42,092,036	3.6	Retail	444,438	$95	1.69	x	12.1%	59.3%
Red Rose Commons	29,673,339	2.6	Retail	263,452	$113	1.41	x	10.1%	73.6%
Top 10 Total / Wtd. Avg.	$609,312,260	52.8%				1.61	x	12.1%	62.1%
Remaining Total / Wtd. Avg.	545,020,386	47.2				1.53	x	12.0%	64.7%
Total / Wtd. Avg.	$1,154,332,647	100.0%				1.57	x	12.0%	63.3%

Mortgage Loans with Existing Secured, Mezzanine and Other Financing
Mortgage Loan Name	Cut-off Date Balance	Subordinated Secured Debt Cut-off Date Balance(1)	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance(1)	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Club at Spring Valley	$7,827,804	$1,000,000	NA	$19,845,004	NA	NA	72.1%	NA	1.40x	NA

(1)
An affiliate of the borrower has made a subordinated loan to the borrower in the amount of $1,000,000 secured by the related mortgaged property. In addition, an affiliate of the borrower has made unsecured subordinated loans to the borrower for deferred developer fees, and the unpaid principal balance plus accrued interest as of November 30, 2011 totals $10,796,284.  Furthermore, the general partner of the borrower has made unsecured subordinated loans to the borrower and may continue to make additional subordinate loan advances pursuant to the limited partnership agreement of the borrower, and the unpaid principal balance plus accrued interest as of November 30, 2011 totals $9,048,720.  All of the subordinated loans are subject to subordination and standstill agreements in favor of the mortgage lender.  Payments under the subordinated loans are permitted only from excess cash flow from the related mortgaged property after all then-current obligations of the borrower under the mortgage loan documents have been satisfied in full and only if no event of default then exists under the Club at Spring Valley mortgage loan.  Without the prior consent of the lender and until the Club at Spring Valley mortgage loan has been paid in full for more than one year and one day, the holders of the subordinated loans have waived all rights to issue default notices, accelerate the subordinate loans and pursue remedies available as a result of an event of default under the subordinated loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	29	$455,395,416	39.5%	1.54	x	64.7%	11.3%
Anchored	19	182,248,987	15.8	1.50	x	66.9%	11.2%
Power Center / Big Box	4	129,218,375	11.2	1.69	x	60.9%	12.0%
Regional Mall	1	124,652,065	10.8	1.44	x	65.3%	10.7%
Unanchored	2	9,046,902	0.8	1.51	x	67.2%	11.6%
Shadow Anchored	2	7,708,441	0.7	1.43	x	71.0%	11.7%
Single Tenant Retail	1	2,520,646	0.2	1.31	x	48.3%	9.9%
Hospitality	23	$187,756,045	16.3%	1.65	x	57.3%	14.6%
Limited Service	20	107,033,060	9.3	1.57	x	61.6%	13.9%
Full Service	3	80,722,984	7.0	1.75	x	51.6%	15.4%
Office	12	$184,732,703	16.0%	1.43	x	68.0%	11.6%
CBD	2	81,793,485	7.1	1.36	x	70.7%	10.4%
General Suburban	8	71,269,473	6.2	1.49	x	69.6%	12.6%
Medical	1	19,900,157	1.7	1.57	x	55.9%	12.8%
General Urban / Data Center	1	11,769,588	1.0	1.32	x	61.0%	11.6%
Manufactured Housing	24	$145,919,125	12.6%	1.93	x	55.2%	13.3%
Manufactured Housing	22	135,454,008	11.7	1.92	x	55.6%	13.2%
RV Park	2	10,465,117	0.9	2.15	x	49.8%	14.2%
Multifamily	21	$123,008,080	10.7%	1.41	x	69.1%	10.4%
Garden	9	89,907,518	7.8	1.40	x	67.8%	10.6%
Student Housing	1	14,785,244	1.3	1.34	x	73.6%	8.8%
Townhome	1	14,194,085	1.2	1.43	x	74.5%	10.1%
Conventional	10	4,121,232	0.4	1.68	x	64.5%	14.5%
Self Storage	12	$34,441,576	3.0%	1.47	x	67.3%	11.2%
Mixed Use	4	$12,807,039	1.1%	1.41	x	57.9%	10.6%
Multifamily / Retail	3	8,484,147	0.7	1.38	x	51.2%	10.7%
Retail / Office	1	4,322,891	0.4	1.47	x	70.9%	10.4%
Industrial	1	$7,272,665	0.6%	1.58	x	69.6%	12.5%
Warehouse / Distribution	1	7,272,665	0.6	1.58	x	69.6%	12.5%
Other	1	$3,000,000	0.3%	2.23	x	55.6%	10.1%
Parking Garage	1	3,000,000	0.3	2.23	x	55.6%	10.1%
Total / Wtd. Avg.	127	$1,154,332,647	100.0%	1.57	x	63.3%	12.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value	% of Total Appraised Value	Underwritten NOI	% of Total Underwritten NOI
Texas	21	$194,523,706	16.9%	$330,915,000	17.8%	$24,635,215	17.7%
Nevada	4	155,308,935	13.5	239,500,000	12.9	16,990,583	12.2
Florida	12	149,709,543	13.0	251,350,000	13.5	18,214,291	13.1
Ohio	10	89,433,989	7.7	133,210,000	7.2	11,895,992	8.6
California	5	62,183,201	5.4	109,940,000	5.9	7,868,835	5.7
New York	5	59,978,775	5.2	109,700,000	5.9	7,302,157	5.3
Indiana	1	50,955,929	4.4	74,000,000	4.0	5,518,948	4.0
Pennsylvania	5	50,387,252	4.4	70,775,000	3.8	5,080,835	3.7
New Jersey	1	46,333,346	4.0	62,000,000	3.3	4,382,378	3.2
Illinois	18	36,984,916	3.2	60,760,000	3.3	4,931,149	3.5
North Carolina	7	28,575,670	2.5	40,050,000	2.2	3,210,919	2.3
Michigan	6	26,836,437	2.3	47,550,000	2.6	3,924,752	2.8
Connecticut	3	20,267,091	1.8	35,000,000	1.9	2,664,882	1.9
Minnesota	4	19,966,122	1.7	37,100,000	2.0	2,803,726	2.0
West Virginia	1	19,918,485	1.7	28,500,000	1.5	2,224,112	1.6
Virginia	2	18,077,167	1.6	24,700,000	1.3	1,668,426	1.2
Arkansas	2	17,339,804	1.5	30,500,000	1.6	2,229,006	1.6
Louisiana	1	16,600,000	1.4	30,800,000	1.7	2,113,704	1.5
Alabama	2	16,256,414	1.4	24,600,000	1.3	1,973,589	1.4
Alaska	1	14,976,807	1.3	23,400,000	1.3	1,734,232	1.2
Nebraska	1	13,966,478	1.2	25,400,000	1.4	1,912,002	1.4
South Carolina	4	9,965,663	0.9	15,605,000	0.8	1,320,111	1.0
Colorado	1	7,083,646	0.6	11,500,000	0.6	912,174	0.7
Kentucky	1	6,784,592	0.6	9,700,000	0.5	735,742	0.5
Idaho	4	5,973,619	0.5	8,365,000	0.4	688,864	0.5
Maryland	1	4,691,136	0.4	8,900,000	0.5	648,937	0.5
Mississippi	1	4,488,796	0.4	6,000,000	0.3	520,230	0.4
Tennessee	2	3,746,729	0.3	5,630,000	0.3	444,477	0.3
Georgia	1	3,018,397	0.3	4,250,000	0.2	393,021	0.3
Total	127	$1,154,332,647	100.0%	$1,859,700,000	100.0%	$138,943,289	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage		Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
1,328,456 - 4,999,999	30	$100,664,869	8.7%	40.2 - 44.9	1	$6,283,607	0.5%
5,000,000 - 9,999,999	21	152,192,842	13.2	45.0 - 49.9	4	165,344,728	14.3
10,000,000 - 14,999,999	12	163,965,713	14.2	50.0 - 54.9	4	49,346,915	4.3
15,000,000 - 19,999,999	6	107,677,507	9.3	55.0 - 59.9	12	192,361,149	16.7
20,000,000 - 29,999,999	2	50,192,794	4.3	60.0 - 64.9	15	150,545,537	13.0
30,000,000 - 49,999,999	4	182,310,989	15.8	65.0 - 69.9	15	280,434,803	24.3
50,000,000 - 69,999,999	3	172,675,868	15.0	70.0 - 74.9	29	310,015,907	26.9
70,000,000 - 124,652,065	2	224,652,065	19.5	Total	80	$1,154,332,647	100.0%
Total	80	$1,154,332,647	100.0%	(1) See footnotes (2) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Underwritten DSCRs(1)
			% of	Distribution of Maturity Date LTV Ratios(1)
	Number of		Initial				% of
Range of UW	Mortgage		Pool		Number of		Initial
DSCR (x)	Loans	Cut-off Date Balance	Balance	Range of Maturity	Mortgage		Pool
1.21 - 1.29	5	$76,947,902	6.7%	Date LTV (%)	Loans	Cut-off Date Balance	Balance
1.30 - 1.39	16	165,663,988	14.4	34.7 - 39.9	4	$77,518,303	6.7%
1.40 - 1.49	23	356,370,920	30.9	40.0 - 44.9	5	144,241,325	12.5
1.50 - 1.59	13	101,989,960	8.8	45.0 - 49.9	8	173,210,823	15.0
1.60 - 1.69	15	242,233,987	21.0	50.0 - 54.9	17	170,738,434	14.8
1.70 - 1.79	3	28,187,282	2.4	55.0 - 59.9	27	330,350,818	28.6
1.80 - 1.89	1	49,885,606	4.3	60.0 - 64.9	15	231,279,477	20.0
1.90 - 2.38	4	133,053,000	11.5	65.0 - 69.4	4	26,993,466	2.3
Total	80	$1,154,332,647	100.0%	Total	80	$1,154,332,647	100.0%
(1) See footnotes (3) and (5) to the table entitled “Mortgage Pool Characteristics” above.
(1)   Maturity Date LTV Ratio is calculated on the basis of the “as stabilized” appraised value for 5 of the mortgage loans. See footnotes (3) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types (1)
			% of	Distribution of Loan Purpose
	Number of		Initial				% of
	Mortgage	Cut-off Date	Pool		Number of		Initial
Amortization Type	Loans	Balance	Balance		Mortgage		Pool
Amortizing (30 Years)	51	$646,312,979	56.0%	Loan Purpose	Loans	Cut-off Date Balance	Balance
Amortizing (25 Years)	18	204,628,244	17.7	Refinance	60	$828,194,284	71.7%
Amortizing (27 Years)	1	49,885,606	4.3	Acquisition	19	226,138,362	19.6
Amortizing (27.5 Years)	2	6,572,911	0.6	Acquisition/Refinance(1)	1	100,000,000	8.7
Amortizing (20 Years)	1	4,691,136	0.4	Total	80	$1,154,332,647	100.0%
Amortizing (22 Years)	1	3,313,769	0.3	(1) See “—ELS Portfolio” in this Term Sheet.
Interest Only, Then	3	205,875,000	17.8
Amortizing (30 Years)(2)				Distribution of Mortgage Interest Rates
Interest Only	3	33,053,000	2.9				% of
Total	80	$1,154,332,647	100.0%		Number of		Initial
(1) All of the mortgage loans will have balloon payments at maturity date.				Range of Mortgage	Mortgage		Pool
(2) Original partial interest only periods range from 18 to 60 months.				Interest Rates (%)	Loans	Cut-off Date Balance	Balance
				4.390 - 4.499	1	$3,000,000	0.3%
Distribution of Lockboxes				4.500 - 4.999	2	31,767,370	2.8
			% of	5.000 - 5.249	4	185,218,375	16.0
	Number of		Initial	5.250 - 5.499	4	38,988,566	3.4
	Mortgage	Cut-off Date	Pool	5.500 - 5.749	11	191,909,452	16.6
Lockbox Type	Loans	Balance	Balance	5.750 - 5.999	22	462,278,051	40.0
Hard	34	$706,945,269	61.2%	6.000 - 6.249	19	138,804,513	12.0
Springing	30	292,545,320	25.3	6.250 - 6.499	12	87,989,132	7.6
Soft	5	80,160,472	6.9	6.500 - 7.250	5	14,377,188	1.2
None	8	40,525,019	3.5	Total	80	$1,154,332,647	100.0%
Soft Springing	3	34,156,567	3.0
Total	80	$1,154,332,647	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
8.8 - 9.9	8	$122,481,842	10.6%	Interest Only	3	$33,053,000	2.9%
10.0 - 10.9	16	345,146,730	29.9	240 - 300	20	212,633,150	18.4
11.0 - 11.9	24	146,801,931	12.7	301 - 360	57	908,646,496	78.7
12.0 - 12.9	12	158,459,540	13.7	Total	80	$1,154,332,647	100.0%
13.0 - 13.9	11	151,634,173	13.1	(1) All of the mortgage loans will have balloon payments at maturity.
14.0 - 14.9	7	163,264,871	14.1
15.0 - 15.8	2	66,543,560	5.8	Distribution of Remaining Amortization Terms(1)
Total	80	$1,154,332,647	100.0%	Range of			% of
(1) See footnote (3) and (6) to the table entitled “Mortgage Pool Characteristics” above.				Remaining	Number of		Initial
				Amortization	Mortgage		Pool
Distribution of Debt Yield on Underwritten NCF(1)				Terms (months)	Loans	Cut-off Date Balance	Balance
			% of	Interest Only	3	$33,053,000	2.9%
Range of	Number of		Initial	239 - 300	20	212,633,150	18.4
Debt Yields on	Mortgage		Pool	301 - 360	57	908,646,496	78.7
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	Total	80	$1,154,332,647	100.0%
8.5 - 9.9	16	$255,003,151	22.1%	(1) All of the mortgage loans will have balloon payments at maturity.
10.0 - 10.9	24	326,463,136	28.3
11.0 - 11.9	23	232,038,926	20.1	Distribution of Prepayment Provisions
12.0 - 12.9	14	185,300,548	16.1				% of
13.0 - 13.9	3	155,526,885	13.5		Number of		Initial
Total	80	$1,154,332,647	100.0%	Prepayment	Mortgage		Pool
(1) See footnotes (3) and (6) to the table entitled “Mortgage Pool Characteristics” above.				Provision	Loans	Cut-off Date Balance	Balance
				Defeasance	73	$995,794,582	86.3%
				Yield Maintenance	6	96,663,065	8.4
Mortgage Loans with Original Partial Interest Only Periods				Defeasance or Yield
Original Partial	Number of		% of Initial	Maintenance	1	61,875,000	5.4
Interest Only	Mortgage		Pool	Total	80	$1,154,332,647	100.0%
Period (months)	Loans	Cut-off Date Balance	Balance
18	1	$61,875,000	5.4%	Distribution of Escrow Types
24	1	$100,000,000	8.7%				% of
60	1	$44,000,000	3.8%		Number of		Initial
					Mortgage		Pool
Distribution of Original Terms to Maturity				Escrow Type	Loans	Cut-off Date Balance	Balance
			% of	Replacement	73	$836,114,811	72.4%
	Number of		Initial	Reserves(1)
Original Term to	Mortgage		Pool	Real Estate Tax	76	$977,946,300	84.7%
Maturity (months)	Loans	Cut-off Date Balance	Balance	Insurance	65	$736,917,117	63.8%
60	12	$77,471,017	6.7%	TI/LC(2)	30	$376,589,969	57.0%
120	68	1,076,861,630	93.3	(1) Includes mortgage loans with FF&E reserves.
Total	80	$1,154,332,647	100.0%	(2) Percentage of total office, retail, industrial and mixed use properties only.

Distribution of Remaining Terms to Maturity
Range of			% of
Remaining Terms	Number of		Initial
to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
52 - 109	12	$77,471,017	6.7%
110 - 119	68	1,076,861,630	93.3
Total	80	$1,154,332,647	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each distribution date, funds available for distribution from the mortgage loans, net of specified trust expenses, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-AB, Class X-A and Class X-B certificates, pro rata, in each case in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related distribution date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts.

3.   Class A-1, A-2, A-3 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.   Class A-S certificates:  (i) first, to interest on Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-AB certificates), to principal on Class A-S certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at their respective pass-through rate.

5.   Class B certificates:  (i) first, to interest on Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S certificates), to principal on Class B certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class B certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at their respective pass-through rate.

6.   After Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S and Class B certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class C, Class D, Class E, Class F, and Class G certificates sequentially in that order in a manner analogous to the Class B certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-AB, A-S, B, C, D, E, F and G certificates (the “Sequential Pay Certificates”) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the applicable such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S certificates resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the Class B, Class C, Class D, Class E, Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed to certificateholders as follows: (1) pro rata, between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S and Class X-A certificates, and (y) the group (the “YM Group B” and collectively with the YM Group A, the “YM Groups”) of Class B, Class C, Class D and Class X-B certificates, based upon the aggregate of principal distributed to the Classes of Sequential Pay Certificates in each YM Group on such Distribution Date, and (2) as among the classes of certificates in each YM Group, in the following manner:  (A) the holders of each Class of Sequential Pay Certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Sequential Pay Certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate portion of such yield maintenance charge allocated to such YM Group, and (B) any portion of such yield maintenance charge allocated to such YM Group, and remaining after such distributions to the applicable Sequential Pay Certificates, will be distributed to the Class X-A or Class X-B certificates, as applicable, in such YM Group.  If there is more than one class of Sequential Pay Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are allocable to such YM Group, the aggregate amount of such yield maintenance charges will be allocated among all such Classes of Sequential Pay Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction shall equal zero; provided, however, if such discount rate is greater than the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class E, Class F, Class G or Class R certificates.  Instead, after the certificate principal amounts or notional amount, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class X-A, Class B, Class C, and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan.  As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates (exclusive of the Class R certificates) in reverse alphabetical order of the classes (except that interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3 and Class A-AB certificates would be affected on a pari passu basis and interest payments on the Class A-S certificates will be affected before interest payments on the Class X-A, Class X-B, Class A-1, Class A-2, Class A-3 and Class A-AB certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property subject to the Controlling Class Representative’s right of first refusal with respect to the sale of defaulted loans.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amount, as applicable, of the Class A-1, A-2, A-3, A-AB, A-S, X-A, B, C and D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates, including the Class X-B certificates (but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that Rialto Real Estate Fund, LP, or one of its affiliates, will be the initial Controlling Class Representative.

Control/Consultation Rights

The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an aggregate certificate principal amount as reduced by principal payments, and as further reduced by realized losses (and appraisal reductions) allocated to such class, that is equal to or greater than 25% of the initial certificate amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the servicer and the special servicer plan on taking with respect to a mortgage loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights (continued)
Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as reduced by any principal payments and realized losses, but without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

If at any time that Rialto Real Estate Fund, LP, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current Controlling Class Certificateholders of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

Servicing Standard
In all circumstances, the special servicer is obligated to act in the best interests of the certificateholders (as a collective whole as if such certificateholders constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

 — for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

 — for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced at any time by the Controlling Class Representative.

With respect to the pool of mortgage loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates), or (b) more than 50% of the voting rights of each class of Sequential Pay Certificates (but only those classes of Sequential Pay Certificates that, in each case, have an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class, as reduced by payments of principal), vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Sequential Pay Certificates, (but only those classes of Sequential Pay Certificates that have, in each such case, an outstanding certificate principal amount, as reduced or notionally reduced by realized losses and appraisal reductions, equal to or greater than 25% of the initial certificate principal amount of such class of Certificates, as reduced by payments of principal), vote affirmatively to so replace.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees
Modification and Extension Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (reimburse the trust for certain expenses previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan that are still outstanding).  Within any given 12 month period, all such fees will be capped at 0.75% for mortgage loans equal to or larger than $25mm and 1.0% for all other mortgage loans, subject to a minimum fee cap of $25,000.  All such fees modification and extension fees received by the special servicer as compensation on the related mortgage loan will offset all future workout and liquidation fees earned on that mortgage loan for the next 12 months after receipt of the modification and/or extension fee.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on all mortgage loans and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at 0.75% for specially serviced mortgage loans and REO properties as to which the payments or proceeds recovered by the special servicer are equal to or larger than $25mm and 1.0% for all other specially serviced mortgage loans and REO properties, subject to a minimum liquidation fee of $25,000.  Workout Fees will be calculated at 0.75% for all mortgage loans with a principal balance (after such mortgage loan becomes a corrected mortgage loan) larger than $25mm and 1.0% for all other mortgage loans (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the related maturity date).

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will have access to any final asset status report and all information available with respect to the transaction on the trustee’s website but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The trustee will maintain a deal website including, but not limited to:
— all special notices delivered
— summaries of final asset status reports
— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
— an “Investor Q&A Forum” and
— a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Cut-off Date LTV Ratio for each mortgage loan, the “as-is” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet except in the case of the following three mortgage loans: the Red Rose Commons mortgage loan, the Maple Ridge Townhomes mortgage loan and the Timbercrest Village MHP mortgage loan, for which the Appraised Value reflects the “as stabilized” value, because the assumptions as to the “as stabilized” value have been satisfied. Additionally, for purposes of calculating the Maturity Date LTV Ratio for each mortgage loan, the “as-is” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet except in the case of the following five mortgage loans which use the “as stabilized” value: the Lincoln Square Shopping Center mortgage loan, the DoubleTree Downtown Cleveland mortgage loan, the Hampton Inn and SpringHill Suites mortgage loan, the Towers of Coral Springs mortgage loan and the Amazing Spaces – The Woodlands mortgage loan.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender.  Hospitality properties and manufactured housing communities properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of Sequential Pay Certificates that has a certificate principal amount as may be reduced by principal payments and by appraisal reductions and realized losses allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of Sequential Pay Certificates as reduced by principal payments.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 6 to 12 months after the Cut-off Date, assumptions regarding the renewal of particular leases and / or the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.  In the case of the mortgage loan secured by the mortgaged property identified in this Term Sheet as Meadowood Mall, Sports Authority (39,136 SF), which closed for business on December 24, 2011 but is currently paying rent and under  the terms of their lease is obligated to continue to pay rent until January 31, 2015, is included in the Owned Occupancy set forth in this Term Sheet. The Owned Occupancy for Meadowood Mall excluding Sports Authority is 86.6%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Fitch, Inc. or Moody’s Investors Service, Inc. that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur no later than 6 months after the Cut-off Date, assumptions regarding the renewal of particular leases and / or the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.  In the case of the mortgage loan secured by the mortgaged property identified in this Term Sheet as Meadowood Mall, Sports Authority (39,136 SF), which closed for business on December 24, 2011 but is currently paying rent and under the terms of their lease is obligated to continue to pay rent until January 31, 2015, is included in the Total Occupancy set forth in this Term Sheet. The Total Occupancy for Meadowood Mall excluding Sports Authority is 93.8%.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.  In the case of the mortgage loan identified as Holiday Inn Express - Baltimore, MD, the related mortgagor (a guarantor of the mortgage loan under a Maryland indemnity deed of trust structure) has master leased the related mortgaged property to a master tenant that is substantially owned by a tax credit investor, and the Underwritten Net Cash Flow reflects the revenues and expenses of the underlying mortgaged property rather than the master lease rent which is higher than the revenues at the underlying mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.    In the case of the mortgage loan identified as Holiday Inn Express - Baltimore, MD, the related mortgagor (a guarantor of the mortgage loan under a Maryland indemnity deed of trust structure) has master leased the related mortgaged property to a master tenant that is substantially owned by a tax credit investor, and the Underwritten Net Operating Income reflects the revenues and expenses of the underlying mortgaged property rather than the master lease rent which is higher than the revenues at the underlying mortgaged property.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent and in certain cases contractual rent steps generally within six months past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  In the case of the mortgage loan identified in this Term Sheet as Meadowood Mall, Underwritten Revenues includes the rental revenue associated with Sports Authority, which closed for business on December 24, 2011 but is currently paying rent and as per the terms of their lease is obligated to continue to pay rent until January 31, 2015.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MEADOWOOD MALL

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MEADOWOOD MALL

CALIFORNIA ZEPHYR RAIL
Amtrak
Reno
Sparks
DOWNTOWN
Reno Amtrak Station
Meadowood Mall
5000 Meadowood Mall Circle
Reno, NV 89502
RENO TAHOE INTERNATIONAL
80
395
430
647
648
659
667
668
MAP © 2013 CARTIFACT, INC.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MEADOWOOD MALL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		GSCMC
Location (City/State)	Reno, Nevada	Cut-off Date Principal Balance		$124,652,065
Property Type	Retail	Cut-off Date Principal Balance per SF		$307.89
Size (SF)	404,865	Percentage of Initial Pool Balance		10.8%
Total Occupancy as of 11/23/2011(1)	98.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/23/2011(1)	96.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979, 1996 / 1996	Mortgage Rate		5.8180%
Appraised Value	$191,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$18,932,460
Underwritten Expenses	$5,613,752	Escrows
Underwritten Net Operating Income (NOI)	$13,318,708		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,734,204	Taxes	$136,992	$45,664
Cut-off Date LTV Ratio	65.3%	Insurance	$0	$0
Maturity Date LTV Ratio	55.2%	Replacement Reserves(3)	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	1.51x / 1.44x	TI/LC(3)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.7% / 10.2%	Other(4)	$1,300,000	$83,333

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$125,000,000	96.4%	Loan Payoff	$127,084,350	98.0%
Sponsor Equity	4,667,665	3.6	Reserves	1,436,992	1.1
			Closing Costs	1,146,323	0.9

Total Sources	$129,667,665	100.0%	Total Uses	$129,667,665	100.0%

(1)
Includes Sports Authority, which closed for business on December 24, 2011 but is currently paying rent and is contractually obligated, as of the date of this Term Sheet, to pay rent through the end of the lease term on January 31, 2015. Total and Owned Occupancy are 93.8% and 86.6%, respectively, with Sports Authority vacant. We cannot assure you that Sports Authority will continue to pay rent or that the space will not remain dark.

(2)
The DSCR Based on Underwritten NOI / NCF are 1.47x and 1.40x, respectively, and the Debt Yield Based on Underwritten NOI / NCF are 10.4% and 9.9%, respectively, with no rental revenue or expenses attributed to Sports Authority.

(3)	See “—Escrows” below.
(4)	Borrower funded a $1,300,000 leasing reserve at origination and is required to deposit an additional $83,333 per month until the aggregate of monthly deposits equals $3,000,000. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Meadowood Mall Loan”) is evidenced by a note in the original principal amount of $125,000,000 and is secured by a first mortgage encumbering Meadowood Mall, a regional mall located in Washoe County, Reno, Nevada (the “Meadowood Mall Property”).  The Meadowood Mall Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company.  The Meadowood Mall Loan was originated on November 2, 2011 and represents approximately 10.8% of the Initial Pool Balance.  The Meadowood Mall Loan has an outstanding principal balance as of the Cut-off Date of $124,652,065 and has an interest rate of 5.8180% per annum.  The proceeds of the Meadowood Mall Loan were used to refinance existing debt on the Meadowood Mall Property.

The Meadowood Mall Loan had an initial term of 120 months and has a remaining term of 117 months.  The Meadowood Mall Loan requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in November 2021.  Voluntary prepayment of the Meadowood Mall Loan is prohibited prior to August 6, 2021.  Defeasance with government securities that are direct obligations of the United States of America, which obligations are not subject to prepayment, call or early redemption, is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■
The Mortgaged Property.  The Meadowood Mall Property is an 876,848 SF regional mall located in Reno, Nevada.  The Meadowood Mall Property was constructed in 1979 and was expanded and renovated in 1996. The portion of the Meadowood Mall Property’s space that constitutes collateral for the Meadowood Mall Loan totals approximately 404,865 SF and includes Macy’s South, Express/Express Men, Tilly’s and Rue 21.  The Meadowood Mall Property’s in-line space totals 265,946 SF.  As of November 23, 2011, Total Occupancy was 98.3% and Owned Occupancy was 96.3%.  For the trailing twelve month period ending October 31, 2011, comparable sales were approximately $391 per SF for in-line tenants with less than 10,000 SF who have both been in occupancy and reported sales for at least two years.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MEADOWOOD MALL

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Meadowood Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Anchors
Macy’s South	NR / Baa3 / BBB-	98,721	11.3%	Yes	$704,212	$7.13	1/31/2015	$163	4.4%
J.C. Penney	BBB- / NR / BB+	148,322	16.9	No	$106,254	$0.72	NA	$197	0.3%
Sears(3)	NR / NR / CCC+	158,155	18.0	No	$223,515	$1.41	NA	$223	0.6%
Macy’s North	NR / Baa3 / BBB-	165,506	18.9	No	$191,362	$1.16	NA	$228	0.5%
Sports Authority(4)	NR/ NR / B-	39,136	4.5	Yes	$702,151	$17.94	1/31/2015	$77	23.3%
Total Anchors		609,840	69.5%

Occupied In-line		250,848	28.6%		$14,233,937	$56.74
Occupied Kiosk/Other (ATM)		1,062	0.1%		$563,751	$530.84
Vacant Spaces		15,097	1.7%		$0	$0.00
Total Owned SF		404,865	46.2%
Total SF		876,848	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended October 31, 2011. Anchor sales as of year end 2010. However, Macy’s North, J.C. Penney’s and Sears Tenant Sales per SF represent 2010 estimates.
(3)	Sears recently announced they expect to close approximately 120 stores; Sears at the Meadowood Mall Property is not on the closed list. However, we cannot assure you that Sears will remain open.
(4)
Sports Authority closed for business on December 24, 2011 but is currently paying rent and is contractually obligated to pay rent ($21.72 base rent psf and $30.65 total rent psf), as of the date of this Term Sheet, through the end of the lease term on January 31, 2015. Sports Authority was underwritten to a base rent of $14.00 psf and total rent of $17.94 psf per the appraisal. We cannot assure you that Sports Authority will continue to pay rent or that the space will not remain dark.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Meadowood Mall Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost
Sports Authority(4)	NR / NR / B-	39,136	9.7%	$547,904	4.9%	$14.00	1/31/2015	$77	23.3%
Macy’s South	NR / Baa3 / BBB-	98,721	24.4	330,165	2.9	3.34	1/31/2015	$163	4.4%
Victoria’s Secret(5)	BB+ / Ba2 / BB+	7,296	1.8	328,365	2.9	45.01	(5)	$599	11.9%
Tilly’s	NR / NR / NR	7,521	1.9	323,403	2.9	43.00	1/31/2016	$424	15.5%
Charlotte Russe	NR / NR / NR	7,424	1.8	296,960	2.6	40.00	1/31/2013	$239	27.9%
Helzberg Diamonds	A+ / NR / AA+	1,636	0.4	280,000	2.5	171.15	1/31/2015	$1,615	12.5%
LensCrafters	NR / NR / NR	6,707	1.7	265,262	2.4	39.55	1/31/2016	$480	13.8%
Eddie Bauer	NR / NR / NR	5,798	1.4	249,124	2.2	42.97	1/31/2013	$200	23.0%
Flaming Wok	NR / NR / NR	736	0.2	236,385	2.1	321.18	1/31/2021	$1,558	25.4%
Express/Express Men	NR / NR / BB-	8,213	2.0	221,751	2.0	27.00	1/31/2015	$192	25.3%
Ten Largest Owned Tenants		183,188	45.2%	$3,079,319	27.3%	$16.81
Remaining Owned Tenants		206,579	51.0	8,188,518	72.7	39.64
Vacant Spaces (Owned Space)		15,097	3.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		404,865	100.0%	$11,267,837	100.0%	$28.91

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include Non-owned Anchors.
(3)	Tenant sales as of trailing twelve months ended October 31, 2011. Macy’s South sales as of year end 2010.
(4)
Sports Authority closed for business on December 24, 2011 but is currently paying rent and is contractually obligated to pay rent ($21.72 base rent psf and $30.65 total rent psf), as of the date of this Term Sheet, through the end of the lease term on January 31, 2015. Sports Authority was underwritten to a base rent of $14.00 psf and total rent of $17.94 psf per the appraisal.  We cannot assure you that Sports Authority will continue to pay rent or that the space will not remain dark.

(5)
Borrower has a 10-year renewal lease out-for-signature at $335,340/year ($46.00 psf) with $163,442 in reimbursements. The existing lease expired on 7/31/2011 and the tenant is currently in holdover status.  We cannot assure you that Victoria’s Secret will execute the renewal or remain in occupancy.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MEADOWOOD MALL

The following table presents general descriptions and renewal options of the major Owned Tenants at the Meadowood Mall Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent
Tenant Name	Description	Renewal Options
Sports Authority	The Sports Authority, Inc. is headquartered in Englewood, Colorado. It operates over 450 stores in 45 U.S. states providing a wide assortment of sporting goods.	None

Macy’s South
Macy’s, Inc. (NYSE: M), operates retail department stores and internet websites selling a range of merchandise, including men’s, women’s and children’s apparel and accessories, cosmetics, home furnishings, and other consumer goods.  As of July 30, 2011, the company’s operations included approximately 850 stores in 45 states, the District of Columbia, Guam and Puerto Rico. Macy’s Inc. is based in Cincinnati Ohio.
None

Victoria’s Secret
Victoria’s Secret is an American retailer of women’s wear, lingerie and beauty products and is the largest segment of publicly-traded Limited Brands (NYSE: LTD). Victoria’s Secret operated 1,018 stores as of August 31, 2011. Victoria’s Secret direct mails about 390 million of its catalogs per year, offering intimate apparel, women’s clothing and footwear.
None

Tilly’s
Tilly’s is a specialty retailer in the action sports industry selling clothing, shoes, and accessories. Originally based in Southern California, Tilly’s has more than 120 stores in 11 states. Tilly’s offers a large assortment of brands and merchandise in the surf, skate, motocross and lifestyle apparel industries available both in stores and online.
None

Charlotte Russe
Charlotte Russe is a mall-based specialty retailer of apparel and accessories focused on women ranging from their teens to early twenties. The company operates over 500 stores throughout 45 states and Puerto Rico and is headquartered in San Francisco.
None

Helzberg Diamonds
Helzberg Diamonds, a Berkshire Hathaway company (NYSE: BRK.A), was founded in 1915 and is a jewelry retailer focused on custom jewelry and engagement rings. Helzberg Diamonds currently operates more than 230 stores.
None

Eddie Bauer
Eddie Bauer offers clothing, accessories and gear for men and women that complement an outdoor lifestyle. Eddie Bauer, operates approximately 370 stores throughout the US and Canada and distributes seasonal catalogs.
None

Flaming Wok	The Flaming Wok is an all vegetarian, Chinese food court restaurant offering 3-course, 4-course or vegetarian combos.	None

LensCrafters
LensCrafters is an international retailer of prescription eyewear and prescription sunglasses. LensCrafters offers eye exams through an independent doctor of optometry as well as a wide selection of frames.
None

Express/Express Men
Express is a specialty apparel and accessories retailer of women’s and men’s merchandise, targeting the 20 to 30 year old customer. Express currently operates more than 600 retail stores, located primarily in high-traffic shopping malls, lifestyle centers, and street locations across the United States, Puerto Rico and Canada.
None

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MEADOWOOD MALL

The following table presents certain information relating to the lease rollover schedule at the Meadowood Mall Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM(3)	44,522	11.0%	11.0%	$328,365	2.9%	$7.38	16
2012	9,629	2.4	13.4%	534,534	4.7	55.51	8
2013	50,275	12.4	25.8%	2,231,769	19.8	44.39	18
2014	50,471	12.5	38.3%	1,997,301	17.7	39.57	17
2015(4)	161,419	39.9	78.1%	2,560,905	22.7	15.86	18
2016	19,759	4.9	83.0%	812,809	7.2	41.14	6
2017	18,353	4.5	87.5%	1,040,334	9.2	56.68	9
2018	9,081	2.2	89.8%	570,841	5.1	62.86	5
2019	8,687	2.1	91.9%	378,526	3.4	43.57	3
2020	10,209	2.5	94.5%	248,589	2.2	24.35	3
2021	7,362	1.8	96.3%	563,864	5.0	76.59	5
2022 & Thereafter	0	0.0	96.3%	0	0.0	0.00	0
Vacant	15,097	3.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	404,865	100.0%		$11,267,837	100.0%	$28.91	108

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Borrower owned collateral space only. Does not include Non-owned Anchors (Macy’s North, Sears, JC Penney).
(3)
Borrower has a 10-year renewal lease out-for-signature for Victoria’s Secret (7,296 SF) at $335,340/year ($46.00 psf) with $163,442 in reimbursements. The existing lease expired on 7/31/2011 and is currently in holdover status.  We cannot assure you that Victoria’s Secret will execute a renewal or remain in occupancy.

(4)
Sports Authority (39,136 SF) closed for business on December 24, 2011 but is currently paying rent and is contractually obligated to pay rent ($21.72 base rent psf and $30.65 total rent psf), as of the date of this Term Sheet, through the end of the lease term on January 31, 2015. Sports Authority was underwritten to a base rent of $14.00 psf and total rent of $17.94 psf per the appraisal. We cannot assure you that Sports Authority will continue to pay rent or that the space will not remain dark.

The following table presents certain information relating to historical leasing at the Meadowood Mall Property:

Historical Leased %(1)
	2006	2007	2008	2009	2010
Owned Space(2)	N/A	N/A	89.4%	89.1%	92.8%

(1)	As provided by the borrower and represents average occupancy for the year. The Meadowood Mall Property was acquired by Simon Property Group, or an affiliate, in 2007.
(2)	Includes temporary tenants.

The following table presents certain information relating to the historical average annual rent PSF at the Meadowood Mall Property:

Historical Average Base Rent PSF(1)(2)
	2006	2007	2008	2009	2010
In-line Base Rent PSF	N/A	N/A	$52.59	$50.77	$49.67

(1)	As provided by the borrower. The Meadowood Mall Property was acquired by Simon Property Group, or an affiliate, in 2007.
(2)	Base Rent PSF calculation is based on borrower provided rental figures and total occupied in-line square footage of 233,276 SF (2008), 209,212 SF (2009) and 216,582 SF (2010).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MEADOWOOD MALL

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Meadowood Mall Property:

Cash Flow Analysis(1)

	2009	2010	TTM 10/31/2011	Underwritten(2)(3)	Underwritten $ per SF
Base Rent(4)	$12,144,094	$11,072,320	$11,557,219	$11,267,837	$27.83
Overage Rent	176,862	150,016	242,437	285,201	0.70
Other Rental Revenue(5)	2,608,478	2,254,507	2,286,009	2,286,009	5.65
Gross Up Vacancy	0	0	0	661,426	1.63
Total Rent	$14,929,434	$13,476,843	$14,085,665	$14,500,473	$35.82
Total Reimbursables	7,067,867	6,267,182	5,899,423	5,172,143	12.77
Other Income(6)	288,284	256,065	256,290	256,290	0.63
Vacancy & Credit Loss	(294,534)	(111,946)	(88,901)	(996,445)	(2.46)
Effective Gross Income	$21,991,051	$19,888,144	$20,152,477	$18,932,460	$46.76

Total Operating Expenses	$6,643,609	$5,811,382	$5,684,110	$5,613,752	$13.87

Net Operating Income	$15,347,442	$14,076,762	$14,468,367	$13,318,708	$32.90
TI/LC	0	0	0	463,044	1.14
Capital Expenditures	0	0	0	121,459	0.30
Net Cash Flow	$15,347,442	$14,076,762	$14,468,367	$12,734,204	$31.45

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 11/23/2011 rent roll with rent steps through 6/30/2012.
(3)
Sports Authority closed for business on December 24, 2011 but is currently paying rent and is contractually obligated to pay rent ($21.72 base rent psf and $30.65 total rent psf), as of the date of this Term Sheet, through the end of the lease term on January 31, 2015. Sports Authority was underwritten to a base rent of $14.00 psf and total rent of $17.94 psf per the appraisal. We cannot assure you that Sports Authority will continue to pay rent or that the space will not remain dark.

(4)
Underwritten base rent includes tenants who pay rent based on a percentage of sales in lieu of base rent. Underwritten base rent includes two tenants (Cache and The Finish Line) comprising 2,347 SF and 5,000 SF, respectively, that paid rent based on a percentage of sales in lieu of base rent totaling $42,238 and $164,523, respectively.

(5)	Other rental revenue Includes rental revenue from kiosk, temporary, specialty and other tenants.
(6)	Other income includes vending income, stroller income, storage income, Simon Brand Ventures membership and participation, waste handling, other guest services and miscellaneous other income.

■	Appraisal. According to the appraisal, the Meadowood Mall Property had an “as-is” appraised value of $191,000,000 as of an effective date of October 17, 2011.

■
Environmental Matters.  Based on a Phase I environmental report dated October 12, 2011, the environmental consultant recommended no further action other than adhering to an asbestos operations and maintenance plan which is already in place.

■
Market Overview and Competition.  The Meadowood Mall Property is a regional mall in Reno, Nevada. Meadowood Mall Property is the only enclosed regional mall in the local trade area. The closest competing traditional enclosed malls are found over 100 miles to the southwest within the Sacramento, California market. The lifestyle center that most directly competes with the Meadowood Mall Property is The Summit Reno, which is owned by Bayer Properties and opened in 2006.  The two centers have approximately 19 stores in common, and The Summit Reno underperforms relative to the Meadowood Mall Property with average in-line sales of approximately $200-220 PSF according to the appraisal.  As of 2010, the City of Reno had an average population of 215,785.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MEADOWOOD MALL

The following table presents certain information relating to the primary competition for the Meadowood Mall Property:

Competitive Set(1)
	Meadowood Mall	The Summit Reno	Outlets at Legends Sparks Marina
Distance from Subject	-	6.8 miles South	9.8 miles Northeast
Property Type	Regional Mall	Lifestyle Center	Value/Regional Center
Year Built / Renovated	1979, 1996 / 1996	2006 / 2007	2008
Total GLA	876,848	650,000	1,126,413
Total Occupancy	98%	87%	75%
Anchors	Macy’s (North and South), JC Penney and Sears	Dillard’s, Century Theaters, Old Navy Orvis	Scheel’s, Target, Best Buy, Lowe’s and Off Broadway

(1)	Source: Appraisal

■
The Borrower.  The borrower is Meadowood Mall SPE, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Meadowood Mall Loan.  The borrower of the Meadowood Mall Loan is indirectly owned by The Mills Limited Partnership, a Delaware Limited Partnership and the GM Pension Trusts.  Simon Property Group (“Simon”) is an indirect owner of an interest in The Mills Limited Partnership. Simon owns, holds interests in, or manages 335 properties in the United States, including 158 regional malls. The guarantor of the non-recourse carveouts under the Meadowood Mall Loan is The Mills Limited Partnership, subject to certain limitations as set forth in Exhibit E-2 to the Free Writing Prospectus.

■
Escrows.  At origination, the borrower deposited $1,300,000 into a supplemental leasing reserve (which does not count towards the $3,000,000 cap described below).  On each due date, the borrower is required to (i) additionally fund the supplemental leasing reserve in the monthly amount of $83,333.33 subject to a maximum escrowed amount of $3,000,000, and (ii) fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, but no reserves for insurance premiums will be maintained, so long as there is no event of default continuing under the Meadowood Mall Loan and insurance is maintained under a blanket policy meeting certain requirements set forth in the loan agreement.  Additionally, during the continuance of a Meadowood Mall Trigger Period, the borrower is required to fund a capital expenditure reserve in the monthly amount of $10,122.68, subject to a maximum escrowed amount of $242,944.32, and a tenant improvement and leasing commission reserve in the monthly amount of $33,742.25, subject to a maximum escrowed amount of $800,000.  Furthermore, during the continuance of a Meadowood Mall Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and the funding of budgeted operating expenses and required monthly escrows for real estate taxes, insurance, capital expenditures and tenant improvement and leasing commissions, be reserved and held as additional collateral for the Meadowood Mall Loan.

A “Meadowood Mall Trigger Period” means any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated pursuant to  the loan agreement) of the Meadowood Mall Property for the twelve-month period immediately preceding such fiscal quarter end is less than $11,013,327.75 and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the Meadowood Mall Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than $11,013,327.75.

■
Lockbox and Cash Management.  The Meadowood Mall Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within two business days after receipt.  All amounts in the lockbox account are swept to the lender-controlled cash management account once each week.  On each business day that no event of default under the Meadowood Mall Loan is continuing and no Meadowood Mall Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MEADOWOOD MALL

debt service and fund required reserves on the next due date will be remitted to the borrower’s operating account.  During the continuance of an event of default under the Meadowood Mall Loan, the lender may apply any funds in the cash management account to amounts payable under the Meadowood Mall Loan and/or toward the payment of expenses of the Meadowood Mall Property, in such order of priority as the lender may determine.

■
Property Management.  The Meadowood Mall Property is currently managed by Simon Management Associates II, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Meadowood Mall Property may not be managed by any other party, other than Simon Property Group, L.P or any of its wholly-owned affiliates, a management company approved by the lender and with respect to which Rating Agency Confirmation has been received or a reputable and experienced professional management company that meets certain requirements set forth in the loan agreement.  During the continuance of an event of default under the loan documents or a default by the property manager under the management agreement after the expiration of any applicable cure period, or upon the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may terminate or require the borrower to terminate the management agreement and engage a new property manager selected by lender.

■
Release of Collateral.  The borrower may obtain the release of parcels of the Meadowood Mall Property that were vacant and non-income producing at the time of the origination of the Meadowood Mall Loan, in connection with the conveyance of such parcels to one or more third parties for use in a manner that is integrated and consistent with the use of the Meadowood Mall Property, without the payment of a release price.  Any release of a vacant, non-income producing parcel is subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Meadowood Mall Loan Documents, (ii) a determination that certain REMIC requirements will be met, (iii) delivery of an endorsement to the title policy and (iv) no material adverse effect on the borrower, the Meadowood Mall Loan or the value of the Meadowood Mall Property.  The borrower may also obtain the release of one or more underwritten parcels of the Meadowood Mall Property in connection with the conveyance of such parcels to one or more unaffiliated third parties for use in a manner that is integrated and consistent with the use of the Meadowood Mall Property, provided that the aggregate fair market value of all such parcels may not exceed $7,000,000 and subject to certain conditions set forth in the loan agreement, including among others: (i) all proceeds of any such conveyance must be reserved with lender for application toward capital expenditures, tenant improvements and/or leasing commissions at the Meadowood Mall Property, (ii) delivery of Rating Agency Confirmation, (iii) a determination that certain REMIC requirements will be met, (iv) delivery of an endorsement to the title policy and (v) no material adverse effect on the borrower, the Meadowood Mall Loan or the value of the Meadowood Mall Property.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The property insurance policy maintained by the borrower with respect to the Meadowood Mall Property must be in an amount equal to the full replacement cost of the Meadowood Mall Property with a deductible not in excess of $500,000, and the borrower is also required to maintain 24 months of income or rental income insurance.  The property insurance policy may not contain an exclusion for acts of terrorism or, if the Terrorism Risk Insurance Program Reauthorization Act of 2007 (or a similar or subsequent statute) is not in effect and the property insurance policy covering the Meadowood Mall Property does contain an exclusion for acts of terrorism, the borrower is required to obtain, to the extent available, a stand-alone policy that provides the same coverage as the property insurance policy would have if such exclusion did not exist.  Any such stand-alone policy may have a deductible that is reasonable for such stand-alone policies with respect to properties similar to the Meadowood Mall Property and reasonable for the geographic region where the Meadowood Mall Property is located, but not in excess of $5,000,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Meadowood Mall Property are separately allocated under the blanket.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ELS PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	12		Originator	GSLP
Location (City/State)	Various		Cut-off Date Principal Balance	$100,000,000
Property Type(1)	Manufactured Housing / RV Park		Cut-off Date Principal Balance per Pad	$19,138.76
Size (Pads)	5,225		Percentage of Initial Pool Balance	8.7%
Total Occupancy as of 10/31/2011(2)	93.9%		Number of Related Mortgage Loans	None
Owned Occupancy as of 10/31/2011(2)	93.9%		Type of Security	Fee Simple
Year Built / Latest Renovation	Various		Mortgage Rate	5.0305%
Appraised Value	$200,640,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)(3)	360
Underwritten Revenues	$25,613,522
Underwritten Expenses	$11,400,594	Escrows
Underwritten Net Operating Income (NOI)	$14,212,929		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,899,429	Taxes(4)	$0	$0
Cut-off Date LTV Ratio	49.8%	Insurance(4)	$0	$0
Maturity Date LTV Ratio	43.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.20x / 2.15x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	14.2% / 13.9%	Other(5)	$498,948	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$100,000,000	100.0%	Purchase Price (7 of 12 Assets)	$83,560,000	83.6%
			Sponsor Equity Capture(6)	12,580,978	12.6
			Closing Costs	3,360,075	3.4
			Reserves	498,948	0.5
Total Sources	$100,000,000	100.0%	Total Uses	$100,000,000	100.0%

(1)	The Stonegate Manor & North Windham Self-Storage property includes 161 self-storage units which are part of the collateral.
(2)
Occupancy calculation does not include Fun-N-Sun and Toby’s RV, which are comprised in whole or in part of recreational vehicle pads, or the self-storage units at Stonegate Manor & North Windham Self-Storage.

(3)	Interest only for first 24 months.
(4)	See “—Escrows” below.
(5)	Includes 1 month debt service reserve of $433,182 (which has since been released) and deferred maintenance reserve of $65,766. See “—Escrows” below.
(6)	The collateral includes 5 previously unencumbered assets ($114,200,000 of Appraised Value) that the sponsor purchased from 1983-2003.

■
The Mortgage Loan.  The mortgage loan (the “ELS Portfolio Loan”) is evidenced by a note in the original principal amount of $100,000,000 and is secured by first mortgages encumbering 12 manufactured housing (“MH”) communities and recreational vehicle (“RV”) parks located in six different states (the “ELS Portfolio Properties”).  The ELS Portfolio Loan was originated by Goldman Sachs Lending Partners, LLC and will be purchased by Goldman Sachs Mortgage Company on or prior to the securitization closing date.  The ELS Portfolio Loan was originated on August 9, 2011 and represents approximately 8.7% of the Initial Pool Balance.  The ELS Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $100,000,000 and has an interest rate of 5.0305% per annum.  The proceeds of the ELS Portfolio Loan were used to purchase a portion of the ELS Portfolio Properties and refinance existing debt on a portion of the ELS Portfolio Properties.

The ELS Portfolio Loan had an initial term of 120 months and has a remaining term of 115 months.  From the origination date of the ELS Portfolio Loan through the due date in September 2013, the ELS Portfolio Loan requires payments of interest only.  Thereafter, the ELS Portfolio Loan requires payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in September 2021.  Voluntary prepayment of the ELS Portfolio Loan is prohibited prior to June 6, 2021.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

■	The Mortgaged Properties. The ELS Portfolio Properties consist of 12 manufactured housing communities and RV parks across 6 states totaling 5,225 pads.

The following table presents certain information relating to ELS Portfolio Properties:
Property Name	City	State	Acquisition / Refinance	Year Built	Property Type(1)	# of Pads	Occupancy(2)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Underwritten NCF	Underwritten NCF $ per Pad
Coral Cay Plantation	Margate	FL	Refinance	1973	MH – 55+	819	91.1%	$22,758,895	22.8%	$2,976,919	$3,635
Golf Vista Estates	Monee	IL	Refinance	1993	MH – 55+	408	92.2%	11,995,627	12.0	1,784,488	4,374
Concord Cascade	Pacheco	CA	Refinance	1970	MH – Family	283	99.7%	11,548,400	11.5	1,629,343	5,757
Hidden Valley	Orlando	FL	Acquisition	1981	MH – 55+	303	99.0%	9,342,079	9.3	1,339,851	4,422
Stonegate Manor & North Windham Self-Storage(3)	North Windham	CT	Acquisition	1960’s to 2000’s	MH – Family	372	96.0%	7,255,019	7.3	1,124,254	3,022
Fun-N-Sun(4)	San Benito	TX	Refinance	1970	RV – 55+/ MH – 55+	1,435	N/A	6,589,147	6.6	575,676	401
Shady Lane Oaks	Clearwater	FL	Acquisition	1982	MH – 55+	250	95.6%	5,813,953	5.8	706,094	2,824
Cheron Village	Davie	FL	Acquisition	1976	MH – Family	202	95.1%	5,714,570	5.7	850,071	4,208
Swan Creek	Ypsilanti	MI	Acquisition	1992	MH – Family	294	89.8%	5,515,802	5.5	933,281	3,174
Orange Lake	Clermont	FL	Acquisition	1984 & 1987	MH – Family	242	96.3%	5,366,726	5.4	757,893	3,132
Lake in the Hills	Auburn Hills	MI	Acquisition	1980	MH – Family	238	90.3%	4,223,812	4.2	733,762	3,083
Toby’s RV	Arcadia	FL	Refinance	1992	RV – 55+	379	N/A	3,875,970	3.9	487,797	1,287
Total / Wtd. Avg. Portfolio						5,225	93.9%	$100,000,000	100.0%	$13,899,429	$2,660

(1)
“MH – Family” refers to unrestricted manufactured housing communities; “MH – 55+” refers to age-restricted manufactured housing communities; “RV – 55+” refers to age-restricted recreational vehicle communities.

(2)
Current occupancy based on 10/31/2011 rent rolls. Occupancy calculation does not include Fun-N-Sun and Toby’s RV, which are comprised in whole or in part of recreational vehicle pads, or the self-storage units at Stonegate Manor & North Windham Self-Storage.

(3)	The Stonegate Manor & North Windham Self-Storage property includes 161 self-storage units which are part of the collateral for the ELS Portfolio Loan.
(4)	Fun-N-Sun has approximately 400 MH 55+ pads at the community.

The following table presents certain information relating to historical leasing at the ELS Portfolio Properties:

Historical Leased %
	2009	2010	TTM 10/31/2011
Total Pad Count(1)	4,853	4,853	5,225
MH Physical Occupancy(2)	92.7%(3)	91.7%(3)	92.1%(3)

(1)	2009 and 2010 exclude Stonegate Manor & North Windham Self-Storage; TTM 10/31/2011 includes Stonegate Manor & North Windham Self-Storage.
(2)
Occupancy calculation does not include Fun-N-Sun and Toby’s RV, which are comprised in whole or in part of recreational vehicle pads, or the self-storage units at Stonegate Manor & North Windham Self-Storage.

(3)	Represents average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the ELS Portfolio Properties:

Cash Flow Analysis(1)

	2009	2010	TTM 10/31/2011	Underwritten	Underwritten $ per Pad
Base Rent - MH	$17,180,066	$17,371,554	$18,636,086	$19,373,270	$3,708
Collection Loss	(147,162)	(105,790)	(130,568)	(135,834)	(26)
RV Income	3,412,933	3,458,331	3,369,981	3,413,749	653
Net Rental Income	$20,445,837	$20,724,095	$21,875,499	$22,651,184	$4,335
Utility Reimbursements	1,793,016	1,821,912	1,833,161	1,833,161	351
Pass-Thru Reimbursements	595,757	604,012	613,485	613,485	117
Other Income(2)	327,569	417,899	444,606	515,692	99
Total Revenue	$23,162,178	$23,567,918	$24,766,751	$25,613,522	$4,902

Utilities Expense	$3,442,052	$3,352,646	$3,565,282	$3,638,558	$696
Payroll Expense	1,722,255	1,813,641	1,895,698	1,940,124	371
Repairs & Maintenance	1,013,081	965,250	977,290	1,021,200	195
Other Expenses	96,265	83,794	112,284	125,409	24
General & Administrative	138,752	153,378	0	0	0
Advertising	546,126	543,125	666,814	734,655	141
Management Fees	0	0	0	1,024,541	196
Tax Expense	1,892,383	2,024,712	2,123,976	2,557,256	489
Insurance	362,566	330,720	321,519	358,852	69
Total Expenses	$9,213,481	$9,267,266	$9,662,863	$11,400,594	$2,182

Net Operating Income	$13,948,698	$14,300,653	$15,103,888	$14,212,929	$2,720
Cap Ex	0	0	0	313,500	60
Net Cash Flow	$13,948,698	$14,300,653	$15,103,888	$13,899,429	$2,660

(1)
Due to recent acquisition, only 6 months of TTM financials and budgets were available for Stonegate Manor & North Windham Self-Storage. 2009 and 2010 exclude Stonegate Manor & North Windham Self-Storage; TTM 10/31/2011 includes 6 months of financials from Stonegate Manor & North Windham Self-Storage and Underwritten includes 12 months of Stonegate Manor & North Windham Self-Storage financials.

(2)	Other income is primarily attributed to storage income from the storage units at Stonegate Manor & North Windham Self-Storage.

■	Appraisal. According to the appraisals, the ELS Portfolio Properties had an “as-is” appraised value of $200,640,000 as of an effective date ranging from June 28, 2011 to July 1, 2011.

■
Environmental Matters.  According to the Phase I environmental reports, dated from August 4, 2011 to August 8, 2011, there were no recommendations for further action other than (a) with respect to certain of the ELS Portfolio Properties, Operations and Maintenance (O&M) Plans for asbestos and/or lead-based paint and (b) with respect to certain of the ELS Portfolio Properties that contain portions of wetlands in the form of lakes or ponds, the performance of a wetlands delineation in the event any future development impacts the wetlands.

■
The Borrowers.  The borrowers are 11 Delaware limited liability companies and one Delaware limited partnership, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the ELS Portfolio Loan.  The borrowers of the ELS Portfolio Loan are indirectly majority owned by ELS Properties, Inc.  The guarantor of the non-recourse carveouts under the ELS Portfolio Loan is MHC Operating Limited Partnership, subject to a $25,000,000 cap for fully recourse carveouts and other limitations as set forth in Exhibit E-2 to the Free Writing Prospectus.

■
Escrows.  At origination, the borrower deposited $65,766 into a reserve account to cover deferred maintenance conditions at the ELS Portfolio Properties and $433,182 into a one-month interest reserve.  All amounts in the one-month interest reserve were released to the borrower upon the delivery of deposit account control agreements required under the loan documents.  On each due date during the continuance of an ELS Portfolio Trigger Period, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period and (ii) a capital expenditure reserve in the monthly amount equal to one-twelfth of the product of $60 times the aggregate number of manufactured home and RV pads at the ELS Portfolio Properties.  Furthermore, during the continuance of a ELS Portfolio Trigger Period, the loan documents require

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ELS PORTFOLIO

that all revenues from the ELS Portfolio Properties, after the payment of debt service, budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance and capital expenditures, be reserved and held as additional collateral for the ELS Portfolio Loan.

In addition, if the borrowers fail to pay property taxes or insurance premiums when due, whether or not an ELS Portfolio Trigger Period is continuing, the borrowers are required to fund a monthly reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve-month period, which funding is required to continue, in the case of the first such failure, until the borrowers have paid the outstanding taxes or insurance, and in the case of any subsequent failure, until the ELS Portfolio Loan is repaid in full.

A “ELS Portfolio Trigger Period” means any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated pursuant to the loan agreement) of the ELS Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is less than or equal to $12,416,106.40 (as adjusted to account for property releases) and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the ELS Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is greater than $12,416,106.40 (as adjusted to account for property releases).

■
Lockbox and Cash Management.  The ELS Portfolio Loan requires hard lockboxes which were established within 60 days after the origination of the ELS Portfolio Loan.  The loan documents require that all credit card receivables be remitted directly into the lockboxes and any revenues received by the borrowers or the property manager be deposited in the lockboxes within one business day.  All amounts in the lockbox accounts are swept to the lender-controlled cash management account on each business day.  On each business day that no event of default under the ELS Portfolio Loan is continuing and no ELS Portfolio Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to the borrowers.  During the continuance of an event of default under the ELS Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the ELS Portfolio Loan and/or toward the payment of expenses of the ELS Portfolio Properties, in such order of priority as the lender may determine.

■
Property Management.  Commencing on February 9, 2012, the ELS Portfolio Properties are required to be managed (and as of October 2011, were managed) by MHC Operating Limited Partnership. Upon acceleration of the ELS Portfolio Loan following the occurrence of an event of default, the lender may require the borrowers to replace the manager with an approved property manager selected by lender and with respect to which the lender has received Rating Agency Confirmation.  Upon a material default under the management agreement by the property manager or the filing of a bankruptcy petition with respect to the property manager, lender may require borrower to replace the manager with an approved property manager selected by borrower, and approved by lender, and with respect to which the lender has received Rating Agency Confirmation.

■
Release of Collateral.  Provided no event of default is then continuing under the ELS Portfolio Loan, at any time on or after the first due date following the second anniversary of the securitization closing date, the borrowers may obtain the release of one or more of the ELS Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to 115% of the allocated loan amount for each ELS Portfolio Property being released, (ii) after giving effect to the release, the debt service coverage ratio (as defined in the loan agreement) for the remaining ELS Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 2.26x and (b) the debt service coverage ratio immediately prior to the release and (iii) delivery of Rating Agency Confirmation.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. Not required. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUNTRUST INTERNATIONAL CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUNTRUST INTERNATIONAL CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUNTRUST INTERNATIONAL CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	CGMRC
Location (City/State)	Miami, Florida	Cut-off Date Principal Balance	$61,875,000
Property Type	Office	Cut-off Date Principal Balance per SF	$147.02
Size (SF)	420,857	Percentage of Initial Pool Balance	5.4%
Total Occupancy as of 11/30/2011	82.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/30/2011	82.6%	Type of Security	Both Fee/Leasehold
Year Built / Latest Renovation	1973 / 1990, 2002	Mortgage Rate	5.5000%
Appraised Value	$87,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)(1)	360
Underwritten Revenues	$12,970,975
Underwritten Expenses	$6,641,885	Escrows
Underwritten Net Operating Income (NOI)	$6,329,090	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,655,116	Taxes	$1,544,799	$171,644
Cut-off Date LTV Ratio	70.9%	Insurance	$0	$79,525
Maturity Date LTV Ratio	61.4%	Replacement Reserves	$7,014	$7,014
DSCR Based on Underwritten NOI / NCF	1.50x / 1.34x	TI/LC	$0	$50,000
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.1%	Other(2)	$1,803,063	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$61,875,000	70.5%	Purchase Price	$82,400,000	93.9%
Sponsor Equity	25,834,839	29.5	Reserves	3,354,876	3.8
			Closing Costs	1,954,963	2.2

Total Sources	$87,709,839	100.0%	Total Uses	$87,709,839	100.0%

(1)	Interest-only for the first 18 months of the loan term.
(2)
Upfront other reserve of $1,803,063 represents an unfunded obligation reserve for certain unfunded tenant improvements ($1,424,359), a rent abatement reserve for future rent credits or abatements under the existing leases ($336,208), a deferred maintenance reserve ($2,496), and an environmental reserve ($40,000).  See “ —Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “SunTrust International Center Loan”) is evidenced by a note in the original principal amount of $61,875,000 and is secured by a first mortgage encumbering an office building located in Miami, Florida (the “SunTrust International Center Property”).  The first mortgage also encumbers a standalone annex parking garage located one block north of the SunTrust International Center Property (the “Annex Garage”).  The SunTrust International Center Loan was originated by Citigroup Global Markets Realty Corp. on August 5, 2011 and represents approximately 5.4% of the Initial Pool Balance.  The SunTrust International Center Loan has an outstanding principal balance as of the Cut-off Date of $61,875,000 and an interest rate of 5.5000% per annum.  The proceeds of the SunTrust International Center Loan were used to acquire the SunTrust International Center Property.

The SunTrust International Center Loan had an initial term of 120 months and has a remaining term of 114 months.  The SunTrust International Center Loan requires payments of interest only through and including the due date in February 2013 and payment of principal and interest based on a 30-year amortization after February 2013.  The scheduled maturity date is the due date in August 2021.  The borrower has the right to make a voluntary prepayment of the SunTrust International Center Loan in whole or, solely in connection with the release of the Annex Garage as collateral, in part on any business day after the second anniversary of the date on which the SunTrust International Center Loan has been securitized and prior to May 6, 2021.   Each such prepayment is required to be accompanied by the payment of the greater of (i) a yield maintenance premium or (ii) 1% of the amount prepaid. On and after May 6, 2021, the borrower may prepay the SunTrust International Center Loan in whole without penalty. In addition, the borrower has the right to voluntarily defease the entire SunTrust International Center Loan at any time on or after the first due date following the second anniversary of the securitization closing date by providing lender with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents.

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The Mortgaged Property. The SunTrust International Center Property is a 420,857 SF office tower comprised of 31-stories with an integrated 8-level parking garage on floors 2 through 9, office space on floors 9 through 31, and retail on the ground floor.  There is an additional 7-level Annex Garage located one block north of the office tower that is included as part of the collateral.  The integrated parking garage contains 662 parking spaces and the Annex Garage contains an additional 763 spaces for a total of 1,425 spaces.  The overall parking ratio is

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUNTRUST INTERNATIONAL CENTER

approximately 3.4 parking spaces per thousand square feet. Without the Annex Garage the parking ratio is approximately 1.6 parking spaces per thousand square feet. The SunTrust International Center Property is in the downtown section of Miami’s central business district, was built in 1973 and was extensively renovated in 1990 and 2002. The SunTrust International Center Property received the 1991/1992 BOMA “Building of the Year” award in the Rehabilitation / Modernization Building category and has been a nine-time winner of BOMA’s “Office Building of the Year” award.  As of November 30, 2011, the Total Occupancy was 82.6%.

The following table presents certain information relating to the tenants at the SunTrust International Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
Akerman, Senterfitt & Eidson(2)	NR / NR / NR	116,753	27.7%	$3,276,089	30.5%	$28.06	10/31/2018
Walgreens(3)	NR / A2 / A	13,333	3.2	933,310	8.7	70.00	3/31/2029
SunTrust Bank	BBB+ / Baa1 / BBB	27,879	6.6	869,007	8.1	31.17	3/31/2022
Peckar & Abramson	NR / NR / NR	19,875	4.7	760,219	7.1	38.25	8/31/2020
MarcumRachlin	NR / NR / NR	25,372	6.0	728,053	6.8	28.70	6/1/2023
ALM Media, LLC	NR / NR / NR	17,172	4.1	399,249	3.7	23.25	9/30/2014
Stewart, Tilgman, Fox, Bianchi	NR / NR / NR	8,492	2.0	357,768	3.3	42.13	10/31/2013
State Farm Automobile Company(4)	NR / NR / NR	9,280	2.2	259,840	2.4	28.00	4/30/2017
Shutts & Bowen LLP	NR / NR / NR	12,419	3.0	255,583	2.4	20.58	4/30/2016
Miami-Dade County(5)	AA / Aa3 / AA-	10,616	2.5	253,192	2.4	23.85	10/13/2013
Ten Largest Tenants		261,191	62.1%	$8,092,310	75.3%	$30.98
Remaining Tenants		86,325	20.5	2,651,578	24.7	30.72
Vacant		73,341	17.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		420,857	100.0%	$10,743,888	100.0%	$30.92

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Akerman, Senterfitt & Edison has a one-time termination option on 10/31/2015 with 12 months notice subject to a termination fee equal to unamortized tenant improvements and leasing commissions and base rent for the 8-month period immediately subsequent to the date of termination.  In addition, Akerman, Senterfitt & Edison has a one-time option to lease the entire 21st floor of the mortgaged property consisting of 16,793 SF on 10/31/2013 with 12 months notice.  Furthermore, Akerman, Senterfitt & Edison has a one-time option to lease the entire 19th floor of the mortgaged property consisting of 15,995 SF on 10/31/2016 with 12 months notice.

(3)	Walgreens has a one-time termination option on 3/31/2019 with 12 months notice.
(4)
State Farm Automobile Company has a one-time termination option on 10/31/2015 with 9 months notice subject to a termination fee equal to unamortized tenant improvements and leasing commissions with 8% interest and 3 months of rent for the 3-month period following the termination date.

(5)	Miami-Dade County has a termination option with 120 days notice subject to a termination fee equal to unamortized tenant improvements and leasing commissions.

The following table presents the lease rollover schedule at the SunTrust International Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	8,575	2.0	2.0%	275,283	2.6	32.10	3
2013	23,791	5.7	7.7%	752,610	7.0	31.63	4
2014	43,333	10.3	18.0%	1,214,336	11.3	28.02	8
2015	18,055	4.3	22.3%	606,694	5.6	33.60	5
2016	14,304	3.4	25.7%	308,363	2.9	21.56	2
2017	18,529	4.4	30.1%	541,092	5.0	29.20	5
2018	116,753	27.7	57.8%	3,276,089	30.5	28.06	7
2019	10,288	2.4	60.3%	267,488	2.5	26.00	2
2020	19,875	4.7	65.0%	760,219	7.1	38.25	2
2021	7,429	1.8	66.8%	211,344	2.0	28.45	2
2022 & Thereafter	66,584	15.8	82.6%	2,530,371	23.6	38.00	8
Vacant	73,341	17.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	420,857	100.0%		$10,743,888	100.0%	$30.92	48

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUNTRUST INTERNATIONAL CENTER

The following table presents certain information relating to historical leasing at the SunTrust International Center Property:

Historical Leased %(1)
	2008	2009	2010
Owned Space	87.0%	83.0%	81.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the SunTrust International Center Property:

Cash Flow Analysis(1)

	2009	2010	TTM 6/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$10,463,546	$10,429,896	$10,457,140	$9,654,076	$22.94
Contractual Rent Steps	0	0	0	1,089,812	2.59
Gross Up Vacancy	0	0	0	2,203,650	5.24
Total Reimbursables	1,073,199	688,862	553,808	568,237	1.35
Other Income	110,188	114,206	113,432	157,041	0.37
Total Rent	$11,646,933	$11,232,964	$11,124,380	$13,672,816	$32.49
Less Vacancy & Credit Loss	(144,927)	(73,674)	(172,278)	(2,340,378)	(5.56)
EGI Before Other Income	$11,502,006	$11,159,290	$10,952,102	$11,332,438	$26.93
Parking Income	300,000	1,173,514	1,173,514	1,173,514	2.79
Other Income(3)	303,255	196,224	203,026	176,302	0.42
Percentage Rent	1,664,762	374,823	288,721	288,721	0.69
Effective Gross Income	$13,770,023	$12,903,851	$12,617,363	$12,970,975	$30.82

Total Operating Expenses	$7,140,300	$6,542,067	$6,370,868	$6,641,885	$15.78

Net Operating Income	$6,629,723	$6,361,784	$6,246,495	$6,329,090	$15.04
TI/LC	0	0	0	589,803	1.40
Capital Expenditures	0	0	0	84,171	0.20
Net Cash Flow	$6,629,723	$6,361,784	$6,246,495	$5,655,116	$13.44

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten base rent based on contractual rents as of 11/30/2011 and rent steps through 8/1/2012.
(3)	Includes rooftop leases, conference room rental and other non-recurring expenses.

■	Appraisal. According to the appraisal, the SunTrust International Center Property had an “as-is” appraised value of $87,300,000 as of an effective date of May 18, 2011.

■
Environmental Matters.  The Phase I environmental report dated July 1, 2011 recommended that groundwater monitoring continue at the SunTrust International Center Property until the concentration levels indicate achievement of Groundwater Cleanup Target Levels (GCTLs) and the applicable regulatory agency grants regulatory closure. Once regulatory closure is achieved, the associated groundwater monitoring wells should be properly closed in accordance with applicable regulations. The environmental consultant estimates a cost of $10,000 based on two anticipated semi-annual groundwater monitoring events and preparation of closure documents to Miami-Dade Department of Environment and Resource Management.  At origination, the borrower deposited $40,000 into a reserve account to cover the semi-annual groundwater monitoring.

■
Market Overview and Competition.  The SunTrust International Center Property is located on SE 3rd Avenue and occupies the full block between SE 1st Street and East Flagler Street in the downtown section of Miami’s central business district. The property is located in close proximity to the major transportation arteries, including I-95, the Dolphin Expressway, Biscayne Boulevard, Brickell Avenue as well as the Metrorail and Metromover train systems.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUNTRUST INTERNATIONAL CENTER

The following table presents certain information relating to certain office lease comparables (provided in the appraisal) for the SunTrust International Center Property:

Office Lease Comparables(1)

	SunTrust International Center	Miami Tower(2)	Southeast Financial Center (2)	Miami Center(2)	One Biscayne Tower(2)	Wells Fargo Center(2)
Year Built	1973	1987	1984	1983	1971	2010
Total GLA	420,857	600,959	1,157,939	782,210	691,783	749,850
Total Occupancy	82.6%	78.0%	87.0%	81.0%	89.0%	42.0%
Quoted Rent Rate per SF	$26.00-$30.00	$34.00-$39.00	$36.00-$42.00	$40.00-$47.50	$34.00-$39.00	$43.00-$50.00
Expense Basis	Modified Gross	Full Service	Full Service	Full Service	Base Stop	Full Service

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables (provided in the appraisal) for the SunTrust International Center Property:

Office Sales Comparables(1)

Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price(2)	Sale Price per SF(2)	Occupancy
SunTrust International Center	Miami	August 2011	1973	420,857	$82,400,000	$196	82.6%
Miami Center	Miami	October 2008	1983	782,210	$260,000,000	$332	96%
Wachovia Financial Center	Miami	December 2008	1984	1,157,939	$365,000,000	$315	98%
Royal Palm at Southpointe I & II	Plantation	August 2010	2001	465,592	$100,405,000	$216	85%
Las Olas Center	Ft. Lauderdale	September 2010	1996	468,814	$170,000,000	$363	88%
Miami Tower	Miami	December 2010	1987	600,959	$105,500,000	$176	77%
City Place Tower	West Palm Beach	April 2011	2008	295,933	$126,500,000	$427	85%
One Turnberry Place	Aventura	May 2011	1990	136,411	$53,000,000	$389	97%

(1)	Source: Appraisal.
(2)	Transaction amount adjusted for cash equivalency and/or deferred maintenance (where applicable).

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The Borrower.  The borrower is CP One SE Third LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the SunTrust International Center Loan.  The borrower of the SunTrust International Center Loan is 100% owned by Crocker Partners IV, L.P., who is also the non-recourse carveout guarantor under the SunTrust International Center Loan.

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Escrows.  On the origination date, the borrower funded aggregate reserves of $3,354,876 with respect to the SunTrust International Center Property, comprised of: (i) $1,544,799 for real estate taxes, (ii) $7,014 for replacement reserves, (iii) $2,496 for deferred maintenance, (iv) $40,000 for environmental issues, (v) $1,424,359 for unfunded tenant improvements and (vi) $336,208 for future rent abatements given to seven tenants under the existing leases.

On each monthly due date, the borrower is required to fund the following reserves with respect to the SunTrust International Center Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) at lender’s option, if the liability or casualty insurance policies are not maintained by the borrower under approved blanket or umbrella policies under the loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; (iii) a replacement reserve in the amount of $7,014; and (iv) a tenant improvement and leasing commission reserve in the amount of $50,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUNTRUST INTERNATIONAL CENTER

In addition, on each monthly due date during a SunTrust International Center Trigger Period, the borrower will be required to deposit into an eligible account with lender or servicer all excess cash flow after payment of debt service, other reserves and budgeted expenses generated by the SunTrust International Center Property.

A “SunTrust International Center Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as calculated pursuant to the loan documents) being less than 1.15x, (iii) the occurrence of a Specified Tenant Trigger Period, (iv) the occurrence of a Walgreens Trigger Period and (v) August 6, 2021; and (b) expiring upon (i) the cure (if applicable) of an event of default, (ii) the date on which the debt service coverage ratio is equal to or greater than 1.15x for two (2) consecutive calendar quarters, (iii) any Specified Tenant Trigger Period ceasing to exist and (iv) any Walgreens Trigger Period ceasing to exist.

A “Specified Tenant Trigger Period” means a period (a) commencing upon the first to occur of (i) Akerman, Senterfitt & Eidson, P.A. (“Akerman”) being in default under its lease beyond applicable notice and cure periods, (ii) Akerman failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark”, (iii) Akerman giving notice that it is terminating its lease for all of its space, (iv) any termination or cancellation of the Akerman lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of Akerman and (vi) Akerman failing to extend or renew its lease on or prior to the date occurring at least more than twelve (12) months prior to the expiration date of its lease for five (5) years or more; and (b) expiring upon the first to occur of lender’s receipt of evidence reasonably acceptable to lender (including an estoppel certificate from Akerman, in form and substance acceptable to lender) of (1) the curing of the preceding conditions by Akerman or (2) the borrower leasing all or any portion of the Akerman space in accordance with the terms and conditions of the loan documents, with a replacement tenant under the replacement lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease.

A “Walgreens Trigger Period” means a period (a) commencing upon the earlier to occur of (i) the exercise by Walgreens of its termination option pursuant to the terms of the Walgreens lease and (ii) Walgreens failing to be in actual, physical possession of the Walgreens space, failing to be open to the public for business during customary hours and/or “going dark” in the Walgreens space and (b) expiring upon the first to occur of lender’s receipt of evidence reasonably acceptable to lender (including, without limitation, a duly executed estoppel certificate from Walgreens in form and substance acceptable to lender) of (1) the curing of the preceding conditions by Walgreens or (2) borrower leasing fifty percent (50%) or more of the Walgreens space in accordance with the applicable terms and conditions of the loan documents and the replacement tenant under the replacement lease being in actual, physical occupancy of, and open to the public for business in, the space demised under its lease.

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Release of Collateral.  Provided no event of default is then continuing under the SunTrust International Center Loan, the borrower may obtain the release of the Annex Garage at any time after the lockout period, subject to the satisfaction of certain conditions, including (i) 30 days prior written notice to lender, (ii) a release of lien submitted to the lender not less than ten (10) days prior to the date of release, (iii) the released property is conveyed to a person other than the borrower, (iv) after giving effect to the release, the debt service coverage ratio (as calculated pursuant to the loan documents) for the remaining SunTrust International Center Property for the twelve month period preceding the end of the most recent fiscal quarter is equal to or greater than the greater of (a) 1.35x and (b) the debt service coverage ratio (as calculated pursuant to the loan documents) immediately prior to the release, (v) after giving effect to the release, the debt yield (as calculated pursuant to the loan documents) for the remaining SunTrust International Center Property for the twelve-month period preceding the end of the most recent fiscal quarter is equal to or greater than the greater of (a) 9.1% and (b) the debt yield (as calculated pursuant to the loan documents) immediately prior to the release, (vi) after giving effect to the release, the loan to value ratio (as calculated pursuant to the loan documents) for the remaining SunTrust International Center Property for the twelve-month period preceding the end of the most recent fiscal quarter is no greater than the lesser of (a) 73.66% and (b) the loan to value ratio (as calculated pursuant to the loan documents)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUNTRUST INTERNATIONAL CENTER

immediately prior to the release, (vii) prepayment in an amount equal to $6,000,000 together with the payment of the greater of (i) a yield maintenance premium or (ii) 1% of the unpaid principal balance if such release is made on or prior to May 6, 2021, (viii) provide reasonable evidence to lender that the remaining property after giving effect to the release complies with all legal requirements as well as all the applicable requirements of the leases and has sufficient parking on site or pursuant to an reciprocal easement agreement (“REA”) (if applicable) to continue the use of the property in compliance with all the leases and all legal requirements, (ix) a copy of any new easement or amendment to any applicable REA (if any) or other cross easement agreement, (x) delivery of a Rating Agency Confirmation (to the extent lender deems the same reasonably necessary) and (xi) a REMIC opinion is provided.

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Lockbox and Cash Management.  The SunTrust International Center Loan requires a hard lockbox, and the borrower is required to direct tenants to pay rent directly to a lender controlled cash management account. So long as a SunTrust International Center Trigger Period is not then in effect and a Borrower Mezzanine Option Trigger has not occurred, all funds in the hard lockbox account will be remitted on each business day to an operating account accessible by the borrower but pledged to the lender. Upon the first occurrence of a SunTrust International Center Trigger Period or a Borrower Mezzanine Option Trigger under the SunTrust International Center Loan, lender will establish a cash management account.  If a SunTrust International Center Trigger Period exists or a Borrower Mezzanine Option Trigger has occurred, all funds in the hard lockbox will be transferred on each business day to the cash management account.  During the continuance of a SunTrust International Center Trigger Period or after the occurrence of a Borrower Mezzanine Option Trigger under the SunTrust International Center Loan, the lender is required to apply funds in the cash management account to the obligations of the borrower under the SunTrust International Center Loan in accordance with the loan documents.  The borrower is required to pay all expenses related to the SunTrust International Center Property from the operating account and no other account.

A “Borrower Mezzanine Option Trigger” will occur if a mezzanine loan is put in place as described under “—Mezzanine or Subordinated Indebtedness” below.

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Property Management.  The SunTrust International Center Property is currently managed by Crocker Partners Property Management LLC. Crocker Partners Property Management LLC is an affiliate of the borrower. The management fee of up to three percent of rents from the SunTrust International Center Property paid to Crocker Partners Property Management LLC is not subordinated to the SunTrust International Center Loan, but any amounts in excess of three percent are subordinated.  Under the loan documents, the SunTrust International Center Property may be managed by a Qualified Manager (defined below) pursuant to a Qualified Management Agreement (defined below). The lender has the right to require that the borrower terminate the management agreement and replace the manager (i) during a monetary or material non-monetary event of default by the borrower under the SunTrust International Center Loan, after taking into account any applicable notice and cure periods, (ii) upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the manager, and/or (iii) if the manager is in default under the management agreement beyond any applicable notice and cure period.

A “Qualified Manager” means a reputable and experienced professional management organization reasonably approved by lender (which approval may, at lender’s option, be conditioned upon receipt of a Rating Agency Confirmation with regard to both the identity of the property manager and the replacement management agreement pursuant to which such manager will be employed); provided, that a property manager which (i) is a reputable management company having at least five (5) years experience in the management of commercial properties with similar uses as the SunTrust International Center Property, (ii) has, for at least five (5) years prior to its engagement as property manager, managed at least five (5) properties of the same property type as the SunTrust International Center Property, (iii) at the time of its engagement as property manager has leasable square footage equal to the lesser of (a) 1,000,000 leasable square feet and (b) five (5) times the leasable square feet of the SunTrust International Center Property and (iv) is not the subject of a bankruptcy or similar insolvency proceeding, shall be deemed a “Qualified Manager” and shall not require lender’s prior approval.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUNTRUST INTERNATIONAL CENTER

A “Qualified Management Agreement” means a management agreement with a Qualified Manager with respect to the SunTrust International Center Property which is approved by lender in writing (which approval may be conditioned upon receipt of a Rating Agency Confirmation with respect to such management agreement).

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Mezzanine or Subordinate Indebtedness.  Mezzanine financing secured by a pledge of the direct or indirect equity ownership interest in the borrower is permitted under the SunTrust International Center Loan so long as the following conditions, among others, are satisfied: (i) no event of default exists under the SunTrust International Center Loan, (ii) the mezzanine lender is approved by the mortgage lender and satisfies certain qualified equity holder criteria set forth in the loan documents, (iii) the mezzanine lender enters into an intercreditor agreement satisfactory to the mortgage lender, (iv) the loan-to-value ratio (based on the aggregate principal balance of the SunTrust International Center Loan and such mezzanine debt) does not exceed 75%, (v) after giving effect to the mezzanine indebtedness, the combined debt service coverage ratio is at least 1.20x, (vi) after giving effect to the mezzanine indebtedness, the combined debt yield (as calculated under the loan agreement) is at least 9.0%, and (v) if requested by the lender, a Rating Agency Confirmation is obtained with respect to such mezzanine financing.

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Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the SunTrust International Center Property, plus eighteen months of business interruption coverage. If TRIPRA or a similar or subsequent statute is not in effect, then the borrower’s policy may not exclude terrorism coverage unless terrorism insurance is not commercially available, in which case the borrower is required to obtain standalone coverage in commercially reasonable amounts (namely, amounts that would be (a) obtained by property owners of properties located in markets similar to that of the SunTrust International Center Property and similar in size and type to the SunTrust International Center Property and (b) required by prudent institutional lenders). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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LHG HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LHG HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LHG HOTEL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	12	Originator		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance		$59,844,939
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$70,240.54
Size (Rooms)	852	Percentage of Initial Pool Balance		5.2%
Total TTM Occupancy as of 11/30/2011(1)	76.3%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 11/30/2011(1)	76.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		5.9500%
Appraised Value	$93,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
Underwritten Revenues	$22,022,544
Underwritten Expenses	$13,761,691	Escrows
Underwritten Net Operating Income (NOI)	$8,260,853
Underwritten Net Cash Flow (NCF)	$7,375,324		Upfront	Monthly
Cut-off Date LTV Ratio	64.3%	Taxes	$389,448	$77,890
Maturity Date LTV Ratio	49.9%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.79x / 1.60x	FF&E(2)	$0	$72,625
Debt Yield Based on Underwritten NOI / NCF	13.8% / 12.3%	Other(3)	$15,218,964	$0

  Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$60,000,000	99.7%	Sponsor Equity Distribution(4)	$33,924,886	56.4%
Other Sources	180,000	0.3	Reserves	15,608,412	25.9
			Loan Payoff	8,716,961	14.5
			Closing Costs	1,929,741	3.2
Total Sources	$60,180,000	100.0%	Total Uses	$60,180,000	100.0%

(1)	Reflects the average Total Occupancy and Owned Occupancy, respectively, for TTM ended 11/30/2011.
(2)	See “—Escrows” below.
(3)	Upfront other escrow represents the deferred maintenance reserve ($93,964) and property improvement plan (“PIP”) reserve ($15,125,000). See “—Escrows” below.
(4)	The collateral includes 10 previously unencumbered assets ($74,000,000 of Appraised Value).

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The Mortgage Loan.  The mortgage loan (the “LHG Hotel Portfolio Loan”) is evidenced by a note in the original principal amount of $60,000,000 and is secured by a first mortgage encumbering 12 hotels, comprised of 852 rooms, located in California, Colorado, Michigan, Minnesota, Ohio, and Texas (the “LHG Hotel Portfolio Properties”).  The LHG Hotel Portfolio Loan was originated on November 17, 2011 by Citigroup Global Markets Realty Corp. and represents approximately 5.2% of the Initial Pool Balance.  The LHG Hotel Portfolio Loan has a principal balance as of the Cut-off Date of $59,844,939 and an interest rate of 5.9500% per annum.  The proceeds of the LHG Hotel Portfolio Loan were primarily used to refinance existing debt on two of the twelve LHG Hotel Portfolio Properties, fund reserves, and return capital to the borrower.

The LHG Hotel Portfolio Loan had an initial term of 120 months and has a remaining term of 118 months.  The LHG Hotel Portfolio Loan requires payments of interest and principal during the term of the loan based on a 25-year amortization schedule.  The scheduled maturity date is the due date in December 2021.  The borrower has the right to voluntarily prepay the loan at any time provided that the borrower pays an additional amount equal to the greater of (a) a yield maintenance premium or (b) an amount equal to 1% of the principal amount being prepaid. On or after September 6, 2021, the borrower may voluntarily prepay the LHG Hotel Portfolio Loan without penalty.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LHG HOTEL PORTFOLIO

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The Mortgaged Properties.  The LHG Hotel Portfolio Properties consist of 12 hotels with a total of 852 rooms.  The following table presents certain information relating to the LHG Hotel Portfolio Properties:

Property	Allocated Cut-off Date Balance	% of Portfolio Allocated Cut- off Date Balance	Rooms	Allocated Cut-off Date Balance / Room	Year Built / Latest Renovation	Appraised Value	Appraisal Date
Residence Inn - Rancho Cordova, CA	$7,468,912	12.5%	90	$82,988	1999 / 2011	$11,000,000	8/25/2011
Residence Inn - Poland, OH	7,236,450	12.1	78	$92,775	1996 / NA	9,500,000	9/1/2011
Residence Inn - Westminster, CO	7,083,646	11.8	94	$75,358	1999 / NA	11,500,000	9/1/2011
Fairfield Inn & Suites - Midland, TX	6,921,073	11.6	69	$100,305	1996 / 2009	9,500,000	9/2/2011
Residence Inn - Canton, OH	6,144,075	10.3	66	$93,092	1995 / 2002	9,500,000	8/30/2011
Courtyard by Marriott - Lubbock, TX	5,895,975	9.9	78	$75,589	1996 / 2011	12,200,000	9/5/2011
Fairfield Inn - Jackson, MI	3,944,274	6.6	57	$69,198	1993 / 2008	5,700,000	9/6/2011
Fairfield Inn - Bryan, TX	3,505,555	5.9	62	$56,541	1994 / NA	5,300,000	8/31/2011
Fairfield Inn - Grand Rapids, MI	3,393,366	5.7	82	$41,383	1996 / 2010	4,900,000	9/7/2011
Fairfield Inn & Suites - Saint Cloud, MN	2,937,981	4.9	54	$54,407	1992 / 2010	4,700,000	9/6/2011
Fairfield Inn - Mansfield, OH	2,888,269	4.8	62	$46,585	1994 / NA	5,300,000	8/31/2011
Country Inn & Suites - Rochester, MN	2,425,363	4.1	60	$40,423	1995 / 2010	3,900,000	9/6/2011
Total/Wtd. Avg.	$59,844,939	100.0%	852	$70,241		$93,000,000

The following table presents certain information relating to the TTM ended 11/30/2011 penetration rates relating to the LHG Hotel Portfolio Properties, as provided in the Smith Travel Research reports for the LHG Hotel Portfolio Properties:

TTM Ended 11/30/2011 Penetration Rates

	Competitive Set(1)			TTM 11/30/2011(1)			Penetration Factor(1)
Property	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR
Residence Inn - Rancho Cordova, CA	65.5%	$74.09	$48.51	88.5%	$96.72	$85.60	135.2%	130.5%	176.5%
Residence Inn - Poland, OH	70.1%	$96.30	$67.54	83.4%	$97.49	$81.27	118.9%	101.2%	120.3%
Residence Inn - Westminster, CO	66.7%	$90.56	$60.36	76.2%	$95.49	$72.79	114.4%	105.4%	120.6%
Fairfield Inn & Suites - Midland, TX	80.5%	$118.06	$95.01	76.3%	$123.51	$94.26	94.8%	104.6%	99.2%
Residence Inn - Canton, OH	74.5%	$97.75	$72.79	90.3%	$103.22	$93.25	121.3%	105.6%	128.1%
Courtyard by Marriott - Lubbock, TX	73.5%	$91.51	$67.24	72.2%	$109.72	$79.21	98.2%	119.9%	117.8%
Fairfield Inn - Jackson, MI	65.1%	$90.69	$59.05	70.3%	$98.79	$69.48	108.0%	108.9%	117.7%
Fairfield Inn - Bryan, TX	59.8%	$90.82	$54.29	65.2%	$89.00	$58.05	109.1%	98.0%	106.9%
Fairfield Inn - Grand Rapids, MI	56.5%	$73.45	$41.47	67.0%	$78.10	$52.36	118.7%	106.3%	126.2%
Fairfield Inn & Suites - Saint Cloud, MN	56.4%	$70.97	$40.02	77.5%	$80.53	$62.41	137.4%	113.5%	156.0%
Fairfield Inn - Mansfield, OH	52.1%	$85.64	$44.66	68.2%	$86.12	$58.77	130.9%	100.6%	131.6%
Country Inn & Suites - Rochester, MN	62.6%	$69.81	$43.71	75.9%	$74.88	$56.84	121.2%	107.3%	130.1%
Total/Wtd. Avg.	65.6%	$87.54	$58.21	76.3%	$94.97	$72.77	117.2%	109.0%	128.1%

(1)	Source: Smith Travel Research.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LHG HOTEL PORTFOLIO

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the LHG Hotel Portfolio Properties:

	2009 (1)			2010(1)			TTM 11/30/2011(1)			Underwritten
Property	Occ	ADR	Rev PAR	Occ	ADR	Rev PAR	Occ	ADR	Rev PAR	Occ	ADR	Rev PAR
Residence Inn - Rancho Cordova, CA	79.7%	$101.20	$80.69	85.7%	$94.14	$80.66	88.5%	$96.72	$85.60	80.0%	$96.30	$77.04
Residence Inn - Poland, OH	74.4%	$90.45	$67.31	78.6%	$95.03	$74.73	83.4%	$97.49	$81.27	80.0%	$97.84	$78.27
Residence Inn - Westminster, CO	73.2%	$98.43	$72.06	79.5%	$95.47	$75.89	76.2%	$95.49	$72.79	80.0%	$94.34	$75.47
Fairfield Inn & Suites - Midland, TX	56.8%	$106.35	$60.43	65.1%	$99.06	$64.53	76.3%	$123.51	$94.26	74.2%	$111.21	$82.52
Residence Inn - Canton, OH	73.3%	$104.07	$76.25	80.4%	$98.14	$78.87	90.3%	$103.22	$93.25	80.0%	$99.33	$79.46
Courtyard by Marriott - Lubbock, TX	75.9%	$101.70	$77.18	67.6%	$101.82	$68.87	72.2%	$109.72	$79.21	73.0%	$104.77	$76.44
Fairfield Inn - Jackson, MI	69.9%	$92.65	$64.72	70.7%	$97.72	$69.06	70.3%	$98.79	$69.48	71.4%	$97.77	$69.77
Fairfield Inn - Bryan, TX	65.3%	$88.58	$57.81	66.4%	$86.13	$57.20	65.2%	$89.00	$58.05	67.5%	$86.41	$58.36
Fairfield Inn - Grand Rapids, MI	54.1%	$71.21	$38.50	61.3%	$72.69	$44.57	67.0%	$78.10	$52.36	66.7%	$74.87	$49.97
Fairfield Inn & Suites - Saint Cloud, MN	74.0%	$76.96	$56.93	70.2%	$72.29	$50.76	77.5%	$80.53	$62.41	75.0%	$77.00	$57.75
Fairfield Inn - Mansfield, OH	60.5%	$83.00	$50.24	64.0%	$82.60	$52.83	68.2%	$86.12	$58.77	66.6%	$81.93	$54.54
Country Inn & Suites - Rochester, MN	68.8%	$71.30	$49.07	80.2%	$68.91	$55.24	75.9%	$74.88	$56.84	75.0%	$73.10	$54.83
Total/Wtd. Avg.	69.1%	$91.25	$63.46	72.9%	$89.37	$65.40	76.3%	$94.97	$72.77	74.5%	$91.86	$68.68

(1)	Source: Smith Travel Research.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the LHG Hotel Portfolio Properties:

Cash Flow Analysis
	2009	2010	TTM 9/30/2011	Underwritten	Underwritten $ per Room
Room Revenue	$19,685,675	$20,544,400	$22,413,791	$21,614,506	$25,369
Food & Beverage Revenue	60,191	52,620	74,018	74,018	87
Other Revenue	282,517	350,730	374,775	334,020	392
Total Revenue	$20,028,383	$20,947,751	$22,862,584	$22,022,544	$25,848

Room Expense	$4,225,742	$4,535,982	$4,838,647	$4,786,294	$5,618
Food & Beverage Expense	47,445	53,180	60,996	60,996	72
Other Expense	131,331	132,669	143,295	139,190	163
Total Departmental Expense	$4,404,518	$4,721,831	$5,042,938	$4,986,480	$5,853
Total Undistributed Expense	6,749,774	7,092,775	7,673,153	7,600,612	8,921
Total Fixed Charges	1,241,863	1,176,962	1,172,575	1,174,599	1,379
Total Operating Expenses	$12,396,155	$12,991,568	$13,888,666	$13,761,691	$16,152

Net Operating Income	$7,632,228	$7,956,183	$8,973,918	$8,260,853	$9,696
FF&E	791,459	821,598	895,934	885,529	1,039
Net Cash Flow	$6,840,769	$7,134,584	$8,077,984	$7,375,324	$8,656

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Appraisal.  According to the appraisals, the LHG Hotel Portfolio Properties had a combined “as-is” appraised value of $93,000,000 as of an effective date between August 25, 2011 and September 7, 2011. See “—The Mortgaged Properties” above for additional information.

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Environmental Matters.  According to the Phase I environmental reports, dated between September 14, 2011 and September 20, 2011, there are no recommendations for further action at any of the LHG Hotel Portfolio Properties. However, based upon the identification of suspect wetlands on or adjacent to the Residence Inn - Canton, OH Property, the Residence Inn - Westminster, CO Property, the Fairfield Inn - Grand Rapids, MI Property, and the Country Inn & Suites - Rochester, MN Property, the Phase I environmental reports recommended consultation with respective planning departments/municipalities prior to future construction activities at the respective LHG Hotel Portfolio Properties. The Phase I further stated that any construction activities to be performed proximate to confirmed wetlands must be completed in accordance with the Wetlands

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LHG HOTEL PORTFOLIO

Protection Act and with local wetland bylaws. There are currently no planned construction activities at the respective LHG Hotel Portfolio Properties.

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The Borrowers.  The borrowers are nine North Dakota corporations and three North Dakota limited partnerships, each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the LHG Hotel Portfolio Loan. TMI Hospitality, Inc. (“TMI”), a North Dakota corporation, is the non-recourse carveout guarantor of the LHG Hotel Portfolio Loan and indirectly owns the LHG Hotel Portfolio Properties. TMI is directly owned by Tharaldson Motels, Inc. Employee Stock Ownership Plan and Trust (“TMI ESOP”).

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Escrows.  On the origination date, the borrower funded aggregate reserves of $15,608,412 with respect to the LHG Hotel Portfolio Loan, comprised of (i) $15,125,000 in respect of a property improvement plan relating to the LHG Hotel Portfolio Properties as described in “—Property Improvement Plan and Capital Plan” below; (ii) $389,448 for real estate taxes; and (iii) $93,964 for deferred maintenance.

On each monthly due date, the borrower is required to fund the following reserves with respect to the LHG Hotel Portfolio Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) at lender’s option, if the liability or casualty insurance policies are not maintained by the borrower under blanket or umbrella policies, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; and (iii) a reserve for furniture, fixtures and equipment (the “FF&E Reserve”) in an amount equal to the greater of (a) 1/12 of 4% of the greater of (x) the annual gross revenues for each individual LHG Hotel Portfolio Property for the immediately preceding calendar year and (y) the projected annual gross revenues for such individual LHG Hotel Portfolio Property for the then current calendar year as set forth in the annual budget and (b) the amount required by the applicable franchisor under each respective franchise agreement. Monthly payments to the FF&E Reserve are not required if sums on deposit in the FF&E Reserve exceed $4,357,500.

In addition, on each monthly due date during the continuance of a LHG Hotel Portfolio Trigger Period, the borrower is required to deposit an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for each month into the operating expense account, and an amount equal to the excess cash flow generated by the LHG Hotel Portfolio Properties after payment of debt service and required reserves for each month into an excess cash flow account.

An “LHG Hotel Portfolio Trigger Period” means (A) a period commencing upon the earliest of (i) the occurrence of an event of default, (ii) the debt service coverage ratio (as calculated under the loan agreement) being less than 1.20x, (iii) the occurrence of certain adverse events relating to the franchise agreement, (iv) the naming of TMI (as distinguished from the TMI ESOP, in its capacity as a nominal defendant) as a defendant in either Class Action (as defined below under “—Litigation”), (v) the occurrence of certain adverse events relating to the renewal of the franchise agreement for any LHG Hotel Portfolio Property and (vi) the occurrence of a PIP Trigger (as defined below under “—Property Improvement Plan”); and (B) expiring upon (u) with regard to any LHG Hotel Portfolio Trigger Period commenced in connection with clause (A)(i) above, the cure (if applicable) of such event of default, (v) with regard to any LHG Hotel Portfolio Trigger Period commenced in connection with clause (A)(ii) above, the date that the debt service coverage ratio (as calculated under the loan agreement) is equal to or greater than 1.25x for two (2) consecutive calendar quarters, (w) with regard to any LHG Hotel Portfolio Trigger Period commenced in connection with clause (A)(iii) above, a Franchise Agreement Trigger Period ceasing to exist in accordance with the terms of the loan documents, (x) with regard to any LHG Hotel Portfolio Trigger Period commenced in connection with clause (A)(iv) above, borrowers’ delivery to lender of evidence of (1) the dismissal of the applicable Class Action with prejudice, (2) the unconditional, irrevocable withdrawal of all claims asserted against TMI in the applicable Class Action, (3) the issuance of a final, non-appealable judgment in favor of TMI in the applicable Class Action or (4) the discharge of any judgment issued against TMI in the applicable Class Action, (y) with regard to any LHG Hotel Portfolio Trigger Period commenced in connection with clause (A)(v) above, the occurrence of the related Franchise Renewal Event (as defined in the loan agreement) for the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LHG HOTEL PORTFOLIO

applicable individual property and (z) with regard to any LHG Hotel Portfolio Trigger Period commenced in connection with clause (A)(vi) above, the first to occur of (1) borrowers’ completion of the associated PIP work and lender’s receipt of the related PIP completion evidence or (ii) borrower’s depositing in the PIP reserve account an amount equal to 125% (or such lesser percentage as may be acceptable to lender in its sole discretion, but in no event less than 110%) of the applicable Excess PIP Costs (as defined below). Notwithstanding the foregoing, an LHG Hotel Portfolio Trigger Period will not be deemed to expire in the event that an LHG Hotel Portfolio Trigger Period then exists for any other reason.

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Lockbox and Cash Management.  The LHG Hotel Portfolio Loan requires various lender-controlled lockbox accounts, which are already in place. The LHG Hotel Portfolio Loan requires all revenue and credit card receipts payable with respect to the LHG Hotel Portfolio Properties to be deposited directly into each respective lockbox account; provided, however, that with respect to the cash and check receipts, as distinguished from credit card receipts, for the Fairfield Inn - Grand Rapids, MI Property, the Fairfield Inn – Jackson, MI Property, the Residence Inn – Canton, OH Property, the Fairfield Inn – Mansfield, OH Property and the Residence Inn – Poland, OH Property (collectively the “OH and MI Check and Cash Receipts”), these cash and check receipts are first deposited into local borrower-controlled operating accounts. The borrower is required to request a wire transfer of all amounts on deposit in such local borrower-controlled operating accounts (less the amount of $1,000, to be held as a minimum balance in each account) to the aforementioned lender-controlled lockbox accounts not less than one time each week during the loan term.  On each monthly due date and on the last business day of each calendar week (other than any calendar week which includes a monthly due date), lender or servicer, as applicable, is required to allocate all funds, if any, on deposit in the cash management accounts and disburse such funds in amounts and order of priority pursuant to the loan documents.

Upon occurrence of a LHG Hotel Portfolio Trigger Period or if sums deposited exceed 5% of individual property gross receipts, with respect to the OH and MI Check and Cash Receipts, the related borrower(s) are required to each open a control account in the name of the borrower for the sole and exclusive benefit of lender with a new bank and cause the applicable OH and MI Check and Cash Receipts to be directly deposited into such accounts.

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Property Management.  Each of the LHG Hotel Portfolio Properties is currently managed by TMI Property Management, Inc., a manager affiliated with the borrower, pursuant to a hotel management agreement.  Under the loan documents, the LHG Hotel Portfolio Properties may be managed by TMI Property Management, Inc. or any other management company approved by lender and with respect to which Rating Agency Confirmation and a new non-consolidation opinion has been received.  During the continuance of a material default by the property manager under the hotel management agreement (after the expiration of any applicable notice and/or cure periods), or the filing of a bankruptcy petition or a similar event, lender has the right to require borrower to exercise any and all available remedies under the hotel management agreement, and if the exercise of such remedies results in the termination of the property manager, engage a replacement property manager reasonably acceptable to lender.

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Release of Collateral. Provided no event of default is then continuing under the LHG Hotel Portfolio Loan, the borrower has the right at any time, upon thirty (30) days prior written notice to lender (or such shorter period of time as may be permitted by lender in its sole discretion), to release one or more of the LHG Hotel Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) prepayment in an amount equal to the greater of (a) 125% of the allocated loan amount with respect to such individual LHG Hotel Portfolio Property and (b) 80% of the net sales proceeds applicable to such individual LHG Hotel Portfolio Property, (ii) payment of a yield maintenance premium (if the prepayment occurs prior to September 6, 2021), (iii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan agreement) for the remaining LHG Hotel Portfolio Properties is no less than the greater of (a) 1.51x and (b) the debt service coverage ratio immediately prior to the release; (iv) after giving effect to the release, the debt yield (as calculated under the loan agreement) for the remaining LHG Hotel Portfolio Properties  is no less than the greater of (a) 12.0% and (b) the debt yield immediately prior to the release; (v) after giving effect to the release, the loan-to-value ratio (as calculated under the loan agreement) for

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LHG HOTEL PORTFOLIO

the remaining LHG Hotel Portfolio Properties  is no greater than the lesser of (a) 60.36% and (b) the loan-to-value ratio immediately prior to the release; and (vi) delivery of Rating Agency Confirmation.

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Mezzanine or Subordinate Indebtedness.  Mezzanine financing secured by a pledge of the direct or indirect equity owners of borrower is permitted under the LHG Hotel Portfolio Loan so long as the following conditions, among others, are satisfied: (i) no event of default exists under the LHG Hotel Portfolio Loan, (ii) the mezzanine lender is approved by the mortgage lender and satisfies certain qualified equity holder criteria set forth in the loan documents, (iii) the mezzanine lender enters into an intercreditor agreement satisfactory to the mortgage lender, (iv) the loan-to-value ratio (based on the aggregate principal balance of the LHG Hotel Portfolio Loan and such mezzanine debt) does not exceed 65%, (v) after giving effect to the mezzanine indebtedness, the combined debt service coverage ratio is at least 1.40x, (vi) after giving effect to the mezzanine indebtedness, the combined debt yield (as calculated under the loan agreement) is at least 12.0%, and (vii) a Rating Agency Confirmation is obtained with respect to such mezzanine financing.

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the LHG Hotel Portfolio Properties, plus twelve (12) months of business interruption coverage in an amount equal to 100% of the projected net profit plus fixed expenses from the LHG Hotel Portfolio Properties for a period continuing until the restoration of the LHG Hotel Portfolio Properties have been completed. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $100,000. The required terrorism insurance may be included in a blanket policy, if the borrower provides evidence satisfactory to the lender that the insurance premiums for the LHG Hotel Portfolio Properties are separately allocated under such blanket policy and that certain other requirements are satisfied. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Property Improvement Plan.  The loan documents require that borrower complete the remaining work under the property improvement plan (“PIP”) detailed in the table below.  The remaining work mostly entails interior and exterior improvements necessary for the Fairfield Inn flagged LHG Hotel Portfolio Properties to be converted to Fairfield Inn & Suites flagged hotels and for certain other LHG Hotel Portfolio Properties to complete items prescribed in their respective PIP.

Property	Rooms	Year Built	Year Renovated	Year Scheduled for Renovation	Budgeted Cost	Allocated PIP Reserve Funds
Residence Inn - Rancho Cordova, CA	90	1999	2011	2011	$1,900,000	$ 2,375,000
Residence Inn - Poland, OH	78	1996	NA	2012	1,700,000	2,125,000
Residence Inn - Westminster, CO	94	1999	NA	2013	1,900,000	2,375,000
Fairfield Inn & Suites - Midland, TX	69	1996	2009	NA	0	0
Residence Inn - Canton, OH	66	1995	2002	2011	1,600,000	2,000,000
Courtyard by Marriott - Lubbock, TX	78	1996	2011	NA	0	0
Fairfield Inn - Jackson, MI	57	1993	2008	2012	1,300,000	1,625,000
Fairfield Inn - Bryan, TX	62	1994	NA	2013	950,000	1,187,500
Fairfield Inn - Grand Rapids, MI	82	1996	2009, 2010	2015	1,400,000	1,750,000
Fairfield Inn & Suites - Saint Cloud, MN	54	1992	2010	NA	0	0
Fairfield Inn - Mansfield, OH	62	1994	NA	2013	1,350,000	1,687,500
Country Inn & Suites – Rochester, MN	60	1995	2010	NA	0	0
Total	852				$12,100,000	$15,125,000

As described in “—Escrows” above, at origination, the borrower reserved $15,125,000 in respect of the foregoing work.  Additionally, an LHG Hotel Portfolio Trigger Period will exist if estimated costs for the related PIP work (exclusive of any portion thereof which has previously been performed and paid for by borrower in accordance with the terms hereof) exceed (such excess, “Excess PIP Costs”) the corresponding available allocated PIP reserve funds by an amount greater than or equal to $50,000 (such resulting LHG Hotel Portfolio Trigger Period, a “PIP Trigger”).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LHG HOTEL PORTFOLIO

■
Litigation.  Two class action lawsuits (each, a “Class Action”) have been brought against a party or parties affiliated with and/or constituting the sellers of the ownership interests in TMI, relating to the transactions by which such ownership interests were acquired, and the party(ies) defendant to such lawsuits have claimed to be entitled to indemnification for such lawsuits from TMI.  Any such indemnification required to be made by TMI that is not covered by TMI’s D&O insurance could cause TMI to fail to satisfy certain net worth and liquidity covenants set forth in the loan documents, which such failure would constitute an event of default under the LHG Hotel Portfolio Loan.  In addition, while TMI is currently neither a named defendant in, nor the target of, either such Class Action, if TMI is named as a defendant in either Class Action, an LHG Hotel Portfolio Trigger Period will commence.  See “—Escrows” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MANSARDS APARTMENTS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MANSARDS APARTMENTS

Mansards Apartments
1818 North Mansard Boulevard
Griffith, IN 46319
LAKE MICHIGAN
East Chicago
Gary
Hammond
Highland
Munster
Griffith
Dyer
Merrillville
ROSS
GARY-CHICAGO INTERNATIONAL AIRPORT
GRIFFITH-MERRILLVILLE AIRPORT
Hammond Station
East Chicago Station
Gary/Chicago Airport South Station
Gary Metro Station
The Crossroads Shopping Center
Old Village Shopping Center
Indiana University Northwest
Mt Mercy Cemetery
Oak Hill Cemetery
Calumet Park Cemetery
Chapel Lawn Memorial Gardens + Cemetery
Wicker Park Golf Course
Purdue University Calumet
Oak Ridge Prairie County Park
Briar Ridge Country Club
Chicago
ILLINOIS
INDIANA
NORTHERN INDIANA RAIL SERVICE
SS Line
MAP © 2011 CARTIFACT, INC.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MANSARDS APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		CGMRC
Location (City/State)	Griffith, Indiana	Cut-off Date Principal Balance		$50,955,929
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$38,112.14
Size (Units)	1,337	Percentage of Initial Pool Balance		4.4%
Total Occupancy as of 10/25/2011	86.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/25/2011	86.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1968 – 1972 / NAP	Mortgage Rate		5.8400%
Appraised Value	$74,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$12,338,623
Underwritten Expenses	$6,819,676	Escrows
Underwritten Net Operating Income (NOI)	$5,518,948		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,117,848	Taxes	$287,500	$95,833
Cut-off Date LTV Ratio	68.9%	Insurance	$384,520	$54,931
Maturity Date LTV Ratio	58.2%	Replacement Reserves	$0	$33,417
DSCR Based on Underwritten NOI / NCF	1.53x / 1.42x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.8% / 10.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$51,000,000	99.9%	Loan Payoff	$49,379,609	96.7%
Other	50,000	0.1	Closing Costs	682,340	1.3
			Reserves	672,020	1.3
			Sponsor Equity Distribution	316,031	0.6

Total Sources	$51,050,000	100.0%	Total Uses	$51,050,000	100.0%

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The Mortgage Loan.  The mortgage loan (the “Mansards Apartments Loan”) is evidenced by a note in the original principal amount of $51,000,000 and is secured by a first mortgage encumbering a multifamily complex located in Griffith, Indiana (the “Mansards Apartments Property”).  The Mansards Apartments Loan was originated by Citigroup Global Markets Realty Corp. on December 9, 2011. The Mansards Apartments Loan has an outstanding principal balance as of the Cut-off Date of $50,955,929 which represents approximately 4.4% of the Initial Pool Balance, and accrues interest at an interest rate of 5.8400% per annum.  The proceeds of the Mansards Apartments Loan were primarily used to refinance existing debt on the Mansards Apartments Property.

The Mansards Apartments Loan had an initial term of 120 months and has a remaining term of 119 months.  The Mansards Apartments Loan requires payments of principal and interest until maturity.  The scheduled maturity date is the due date in January 2022.  Voluntary prepayment of the Mansards Apartments Loan is permitted on or after November 6, 2021.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time after the second anniversary of the securitization closing date.

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The Mortgaged Property.  The Mansards Apartments Property is a multifamily apartment complex that was constructed in phases from 1968 to 1972, which consists of 1,337 units in 45 buildings, including one-bedroom, two-bedroom, three-bedroom, and four-bedroom apartment layouts. The Mansards Apartments Property provides 2,400 surface parking spaces, which equates to a parking ratio of 1.8 spaces per unit.  Amenities at the Mansards Apartments Property include two clubhouses, four outdoor pools, one indoor pool, laundry rooms in each building, and twenty-four hour security.  As of October 25, 2011, the Total Occupancy and Owned Occupancy were both 86.1%.

The Mansards Apartments Property is located at 1818 North Mansard Boulevard in Griffith, Indiana.  Primary access to the area is provided by Interstate 80, a major arterial that crosses the Chicago area in an east/west direction.  Access to the Mansards Apartments Property is provided by US-Highway 41.  The Gary/Chicago International Airport is located approximately five miles from the Mansards Apartments Property, and the Chicago central business district is located approximately 25 miles from the Mansards Apartment Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MANSARDS APARTMENTS

The following table presents certain information relating to the Mansards Apartments Property:

Unit Type	# of Units(1)	SF(1)	Average SF per Unit(1)	Monthly Market Rent per Unit(2)	Total Yearly Market Rent(2)	Average Monthly Actual Rent per Unit(1)	Total Yearly Actual Rent(1)
1 BR (small)	440	672 - 754	708	$690	$3,643,200	$653	$3,449,424
1 BR (large)	15	901	901	790	142,200	759	136,668
2BR / 1BA (small)	444	806 - 888	859	800	4,262,400	760	4,051,044
2BR / 1BA (large)	247	901 - 920	906	840	2,489,760	803	2,381,208
2BR / 1.5 - 1.75BA	46	884 - 951	913	850	469,200	815	449,844
2BR / 2BA	30	884 - 951	911	875	315,000	833	300,000
2BR / 2.5BA	10	1,788	1,788	1,350	162,000	1,319	158,316
3 BR	104	1,288	1,288	1,150	1,435,200	1,076	1,342,308
4 BR	1	2,189	2,189	1,450	17,400	1,410	16,920
Total / Wtd. Avg.	1,337		863	$806	$12,936,360	$766	$12,285,732

(1)	Source: October 25, 2011 rent roll.
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Mansards Apartments Property:

Historical Leased %(1)(2)

	12/31/2008	12/31/2009	12/31/2010
Owned Space	87.0%	82.5%	84.6%

(1)	As provided by the borrower.
(2)	Historical leased percentage is based on economic occupancy and therefore net of physical vacancy, concessions, and credit losses.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mansards Apartments Property:

Cash Flow Analysis(1)

	2009	2010	TTM 10/31/2011	Underwritten	Underwritten $ per Unit
Base Rent	$11,822,656	$11,841,946	$12,065,855	$12,285,732	$9,189
Vacancy Loss	(2,070,722)	(1,818,893)	(1,826,442)	(1,928,860)	(1,443)
Credit Loss	0	0	0	0	0
Concessions	0	0	0	0	0
Total Rent Revenue	$9,751,934	$10,023,053	$10,239,413	$10,356,872	$7,746
Other Income - Apartments	1,933,513	1,956,606	2,101,858	1,981,751	1,482
Effective Gross Income	$11,685,447	$11,979,659	$12,341,271	$12,338,623	$9,229

Total Operating Expenses	$7,116,211	$6,805,885	$6,671,865	$6,819,676	$5,101

Net Operating Income	$4,569,236	$5,173,774	$5,669,406	$5,518,948	$4,128
Replacement Reserves	0	0	0	401,100	300
Net Cash Flow	$4,569,236	$5,173,774	$5,669,406	$5,117,848	$3,828

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten net cash flow.

■	Appraisal. According to the appraisal, the Mansards Apartments Property had an “as-is” appraised value of $74,000,000 as of an effective date of November 18, 2011.

■
Environmental Matters.  According to the Phase I environmental report, dated December 2, 2011, other than developing O&M Program plans to address any potential asbestos or lead-based paint present at the Mansards Apartments Property, there are no recommendations for further action.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communicatioThe depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MANSARDS APARTMENTS

■
The Borrower.  The borrower is Mansards Apartments Limited Partnership, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Mansards Apartments Loan.  The borrower of the Mansards Apartments Loan is controlled by Plato Foufas and indirectly owned, in part, by the KM Settlement, a Belize estate planning trust established for the benefit of Plato Foufas, his spouse and descendants.  The Mansards Apartment Loan is a non-recourse loan with a non-recourse carveout guaranty and environmental indemnity executed by the KM Settlement, Plato Foufas and Matchpoint Associates, L.P. (an affiliate of the borrower).

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $287,500 in respect of tax expenses and $384,520 in respect of insurance premiums.  On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period and (ii) a replacement reserve in an amount equal to $33,417.

■
Lockbox and Cash Management.  The Mansards Apartments Loan requires a soft lockbox, which is already in place.  The loan documents require the borrower to set up the account for the sole and exclusive benefit of the lender into which the borrower is required to deposit all revenue generated by the Mansards Apartments Property.  The loan documents also require that the funds on deposit in the lockbox account be transferred on each business day to the borrower unless a Mansards Trigger Period exists, in which case the funds are required to be transferred on each business day to the cash management account.

A “Mansards Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default, and (ii) the debt service coverage ratio (as calculated pursuant to the loan documents) being less than 1.20x and (b) expiring, as applicable, upon (i) the cure of an applicable event of default and (ii) the debt service coverage ratio being equal to or greater than 1.20x for two consecutive calendar quarters.

■
Property Management.  The Mansards Apartments Property is currently managed by Levalon Properties, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the borrower may replace the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, to the extent that (i) no event of default has occurred and is continuing, (ii) lender receives at least sixty (60) days prior written notice, and (iii) the applicable replacement property manager is approved by lender in writing (which approval may be conditioned upon lender’s receipt of Rating Agency Confirmation). Upon the occurrence of a Mansards Trigger Period, a default by the property manager under the management agreement beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism.  For the Mansards Apartments Property, casualty insurance coverage (including terrorism insurance) is subject to the primary blanket building limit of $2,500,000 and excess over primary building limit of $137,506,230 plus loss of income on an actual loss sustained basis.  The property insurance (including terrorism coverage) is required to contain a deductible not to exceed $50,000 and the liability insurance (including terrorism coverage) is required to contain a deductible not to exceed $5,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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HOTEL ZAZA - HOUSTON

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOTEL ZAZA - HOUSTON

HOUSTON RAIL SERVICES
Amtrak
MetroRail
Hotel ZaZa - Houston
5701 Main Street
Houston, TX 77005
Houston
DOWNTOWN
Houston Amtrak Station
EMPIRE THOS NELLIS
CANDLELIGHT PLAZA
TRINITY/HOUSTON GARDENS
EAST HOUSTON
SETTAGAST
KASHMERE GARDENS
LAZY BROOK/ TIMBERGROVE
HOUSTON HEIGHTS
GREATER FIFTH WARD
PLEASANTVILLE AREA
SECOND WARD
NEARTOWN/ MONTROSE
GREATER EASTWOOD
MAGNOLIA PARK
GREATER THIRD WARD
UNIVERSITY PLACE
WEST UNIVERSITY PLACE
Southside Place
Rice University & Stadium
Texas Southern University
University of Houston
MACGREGOR
Forest Park Cemetery
PECAN PARK
GULFGATE/ PINE VALLEY
PARK PLACE
Bellaire
BRAESWOOD PLACE
OST/SOUTH UNION
Reliant Astrodome
GRIDIRON
GOLF CREST
SUNNYSIDE
SOUTH MAIN
WILLIAM P. HOBBY AIRPORT
MINNETEX
CENTRAL SOUTHWEST
BRUNSWICK MEADOWS
Glenwood Cemetery
Hollywood Cemetery
Delmar Stadium
610
45
59
290
90
10
288
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA. DATA © TANA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOTEL ZAZA - HOUSTON

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		GSCMC
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance		$49,885,606
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$158,367.00
Size (Rooms)	315	Percentage of Initial Pool Balance		4.3%
Total TTM Occupancy as of 10/31/2011(1)	68.2%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2011(1)	68.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1925, 1965 / 2005-2007	Mortgage Rate		5.7180%
Appraised Value	$105,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		324
Underwritten Revenues	$30,759,844
Underwritten Expenses	$22,865,779	Escrows
Underwritten Net Operating Income (NOI)	$7,894,065
Underwritten Net Cash Flow (NCF)	$6,663,671		Upfront	Monthly
Cut-off Date LTV Ratio	47.5%	Taxes	$0	$74,187
Maturity Date LTV Ratio	38.1%	Insurance	$41,444	$20,722
DSCR Based on Underwritten NOI / NCF	2.17x / 1.83x	FF&E	$0	$101,638
Debt Yield Based on Underwritten NOI / NCF	15.8% / 13.4%	Other(2)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$50,000,000	100.0%	Loan Payoff	$35,655,846	71.3%
			Sponsor Equity Distribution	12,903,100	25.8
			Closing Costs	1,399,610	2.8
			Reserves	41,444	0.1
Total Sources	$50,000,000	100.0%	Total Uses	$50,000,000	100.0%

(1)	Reflects average Total Occupancy and Owned Occupancy, respectively, for the TTM ended 10/31/2011.
(2)	See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Hotel ZaZa – Houston Loan”) is evidenced by a note in the original principal amount of $50,000,000 and is secured by a first mortgage encumbering a 315-room hotel located in Houston, Texas (the “Hotel ZaZa – Houston Property”).  The Hotel ZaZa – Houston Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P., and was subsequently purchased by Goldman Sachs Mortgage Company.  The Hotel ZaZa – Houston Loan was originated on November 30, 2011 and represents approximately 4.3% of the Initial Pool Balance.  The Hotel ZaZa – Houston Loan has a principal balance as of the Cut-off Date of $49,885,606 and an interest rate of 5.7180% per annum.  The borrower utilized a major portion of the proceeds of the Hotel ZaZa – Houston Loan to refinance existing debt secured in part by a lien on the Hotel ZaZa – Houston Property.

The Hotel ZaZa – Houston Loan had an initial term of 120 months and has a remaining term of 118 months.  The Hotel ZaZa – Houston Loan requires payments of interest and principal during the term of the loan based on a 27-year amortization schedule.  The scheduled maturity date is the due date in December 2021.  Voluntary prepayment of the Hotel ZaZa – Houston Loan is prohibited prior to September 6, 2021.  Defeasance with direct obligations of the United States of America, which obligations are not subject to prepayment, call or early redemption, is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■
The Mortgaged Property.  The Hotel ZaZa – Houston Property is a 315-room, full service hotel located in Houston, Texas which was constructed in 1925, expanded in 1965 and renovated between 2005 and 2007.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOTEL ZAZA - HOUSTON

The following table presents certain information relating to the 2011 demand analysis with respect to the Hotel ZaZa – Houston Property based on market segmentation, as provided in the October 2011 Smith Travel Research report for the Hotel ZaZa – Houston Property:

October 2011 Occupancy Market Segmentation(1)
Property	Transient	Group	Contract	Total
Hotel ZaZa - Houston	69%	31%	0%	100%

(1)	Source: Smith Travel Research.

The following table presents certain information relating to the 2011 RevPAR penetration rates relating to the Hotel ZaZa – Houston Property and various market segments, as provided in the October 2011 STR Report for the Hotel ZaZa – Houston Property:

October 2011 RevPAR Penetration Rates(1)
Property	Transient	Group	Contract	Total
Hotel ZaZa - Houston	100.4%	118.9%	0.0%	105.2%

(1)	Source: Smith Travel Research.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hotel ZaZa – Houston Property:
	2008(1)	2009(1)	2010(1)	TTM 10/31/2011(1)
Occupancy(2)	55.4%	52.9%	67.2%	68.2%
ADR	$226.82	$199.57	$179.46	$194.02
RevPAR	$125.75	$105.47	$120.57	$132.29

(1)	As provided by the borrower.
(2)	Represents average occupancy for the indicated period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hotel ZaZa – Houston Property:

Cash Flow Analysis(1)
	2009	2010	TTM 10/31/2011	Underwritten	Underwritten $ per Room
Room Revenue	$12,160,167	$13,861,973	$15,209,971	$15,209,971	$48,286
Food & Beverage Revenue	11,009,827	12,505,521	13,215,199	13,215,199	41,953
Other Revenue(2)	2,214,031	2,226,161	2,334,674	2,334,674	7,412
Total Revenue	$25,384,025	$28,593,655	$30,759,844	$30,759,844	$97,650

Room Expense	$2,981,066	$3,366,160	$3,393,124	$3,393,124	$10,772
Food & Beverage Expense	7,524,488	7,842,606	8,477,891	8,477,891	26,914
Other Expense	2,027,678	2,059,085	1,861,834	1,861,834	5,911
Total Departmental Expense	$12,533,232	$13,267,851	$13,732,849	$13,732,849	$43,596
Total Undistributed Expense	6,621,664	7,366,122	7,550,781	7,896,482	25,068
Total Fixed Charges	1,177,101	1,024,926	1,128,068	1,236,449	3,925
Total Operating Expenses	$20,331,997	$21,658,899	$22,411,698	$22,865,779	$72,590

Net Operating Income	$5,052,028	$6,934,756	$8,348,146	$7,894,065	$25,061
FF&E	1,015,361	1,143,745	1,230,379	1,230,394	3,906
Net Cash Flow	$4,036,667	$5,791,011	$7,117,767	$6,663,671	$21,155

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments, owner’s expense and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes parking income, lease income, movie/game income and other income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOTEL ZAZA - HOUSTON

■	Appraisal. According to the appraisal, the Hotel ZaZa – Houston Property had an “as is” appraised value of $105,000,000 as of an effective date of July 28, 2011.

■
Environmental Matters.  The Phase I environmental report, dated September 7, 2011, recommended the development and implementation of an Asbestos Operations and Maintenance (O&M) Plan for the Hotel ZaZa – Houston Property.

■
Market Overview and Competition.  The Hotel ZaZa – Houston Property is located near various lodging demand generators in Houston, Texas including employment centers, tourist attractions, hospitals, and colleges. The Hotel ZaZa – Houston Property is located two miles south of the Central Business District, one mile north of the Texas Medical Center, and adjacent to Rice University in the Museum District of Houston, Texas. The Museum District is home to 12 major museums including the Museum of Fine Arts which is adjacent to the Hotel ZaZa – Houston Property. The Texas Medical Center covers 740 acres, employs over 93,500 persons, and serves over 6.0 million patients annually.

The following table presents certain information relating to the competitive set for the Hotel ZaZa – Houston Property:

Property	Number of Rooms	Year of Construction	TTM 1st Qtr 2011 Occupancy	TTM 1st Qtr 2011 ADR	TTM 1st Qtr 2011 RevPAR
Hotel ZaZa – Houston	315	1925, 1965	68%	$184.70	$126.33
InterContinental Houston	485	1983	62%	$133.09	$83.10
Four Seasons Hotel	404	1981	64%	$218.66	$140.90
Omni Houston Hotel	378	1980	65%	$158.34	$102.11
The Houstonian Hotel	289	1979	64%	$216.04	$138.50
The St. Regis Houston	232	1982	69%	$232.62	$161.52
Hotel ICON Houston Hotel Derek The Magnolia Hotel	135 314 314	1911, 2007 1979, 2007 1926, 2007	66% 64% 62%	$164.08 $135.25 $159.65	$108.77 $86.96 $99.59

Source: Appraisal

■
The Borrower.  The borrower is Transformation 5701, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hotel ZaZa – Houston Loan.  The borrower is indirectly owned by Charles S. Givens and Snowmass Creek Capital, L.L.C., which are the non-recourse carveout guarantors under the Hotel ZaZa – Houston Loan.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $41,444 in respect of certain insurance premiums.  On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period.  Additionally, the borrower is required to fund a furniture, fixtures and equipment reserve maintained by the lender in the monthly amount of one-twelfth of 4% of actual annual revenue of the Hotel ZaZa - Houston Property for the previous 12-month period.  In addition, if the borrower fails to make certain repairs to the façade of the parking garage at the Hotel ZaZa – Houston Property within 90 days of origination, then the borrower will be required to fund a deferred maintenance reserve in the amount of $71,200.

Furthermore, during the continuance of an event of default under the Hotel ZaZa – Houston Loan or a Hotel ZaZa – Houston Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, budgeted operating expenses (during the continuance of a Hotel ZaZa Trigger Period) and the funding of required monthly escrows for real estate taxes, insurance and FF&E, be reserved and held as additional collateral for the Hotel ZaZa – Houston Loan.

A “Hotel ZaZa – Houston Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) of the Hotel ZaZa – Houston Property for the twelve-month period immediately preceding such fiscal quarter end is less than $5,299,679.20 and

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOTEL ZAZA - HOUSTON

terminating as of the end of any two fiscal quarters in which the net operating income of the Hotel ZaZa – Houston Property for the twelve-month period immediately preceding each such fiscal quarter end is greater than or equal to $5,299,679.20, (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered, or (c) the period commencing 90 days after origination if the borrower fails to deliver evidence of the completion of certain repairs to the façade of the parking garage at the Hotel ZaZa – Houston Property and terminating when the required deferred maintenance reserve amount is on deposit in the reserve account as described above.

■
Lockbox and Cash Management.  The Hotel ZaZa – Houston Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct each credit card company which provides credit card services for the Hotel ZaZa –Houston Property to pay their credit card receivables directly to a lender-controlled lockbox account.  The loan documents also require that all revenues relating to the Hotel ZaZa – Houston Property and all other money received by the borrower or the property manager relating to the Hotel ZaZa – Houston Property be deposited into the lockbox account or cash management account within one business day after receipt.  All amounts in the lockbox account are swept to the lender-controlled cash management account on a daily basis.  On each business day that neither an event of default under the Hotel ZaZa – Houston Loan nor a Hotel ZaZa – Houston Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account designated and accessible by the borrower and pledged to the lender.  During the continuance of an event of default under the Hotel ZaZa – Houston Loan, the lender may apply any funds in the cash management account to amounts payable under the Hotel ZaZa – Houston Loan and/or toward the payment of expenses of the Hotel ZaZa – Houston Property, in such order of priority as the lender may determine.

■
Property Management.  The Hotel ZaZa – Houston Property is currently managed by Z Resorts Management, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Hotel ZaZa – Houston Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Hotel ZaZa – Houston Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure periods, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Hotel ZaZa – Houston Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Hotel ZaZa – Houston Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Hotel ZaZa – Houston Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hotel ZaZa – Houston Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AUDUBON CROSSING AND AUDUBON COMMONS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AUDUBON CROSSING AND AUDUBON COMMONS

PENNSYLVANIA / NEW JERSEY RAIL
Amtrak
PATCO
River Line
Philadelphia
Camden
Pennsauken
Collingswood
Woodlynne
Oaklyn
Audubon
Gloucester City
Mount Ephraim
Haddon Heights
Brooklawn
Bellmawr
Westville
National Park
Runnemede
Glendora
Woodbury
PENNSYLVANIA
NEW JERSEY
Delaware River
PETTYS ISLAND
PHILADELPHIA INTERNATIONAL AIRPORT
Audubon Crossing
and Audubon Commons
100-130 Black Horse Pike
Audubon, NJ 08106
Black Horse Pike Shopping Center
Temple University
Temple University Hospital
The Gallery at Market East
Thomas Jefferson University
Pennsylvania Hospital
Philadelphia 30th Street Station
University of Pennsylvania
Woodlands Cemetery
South Philadelphia Plaza
St Agnes Medical Center
Columbus Crossing
Snyder Plaza
Whitman Plaza
Citizens Bank Park
Wells Fargo Center
Lincoln Financial Field
Roosevelt Park
Philadelphia Naval Complex
Broadway Station
Entertainment Center Station
Ferry Ave Station
Collingswood Station
Deptford Mall
The Court at Deptford
Red Bank Battlefield Park
DELAWARE EXPY
BENJAMIN FRANKLIN BRDG
BETSY ROSS BRDG
VINE ST EXPY
SCHUYLKILL EXPY
NORTH-SOUTH FWY
NEW JERSEY TURNPIKE
ADMIRAL WILSON BLVD
CROWN POINT RD
95
76
676
295
611
3
90
130
30
168
45
47
55
42
MAP © 2012 CARTIFACT, INC. LOS ANGELES, CA · DATA © TANA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AUDUBON CROSSING AND AUDUBON COMMONS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		GSCMC
Location (City/State)	Audubon, New Jersey	Cut-off Date Principal Balance		$46,333,346
Property Type	Retail	Cut-off Date Principal Balance per SF		$103.15
Size (SF)	449,170	Percentage of Initial Pool Balance		4.0%
Total Occupancy as of 12/1/2011	95.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/1/2011	95.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / 2004-2005	Mortgage Rate		5.9125%
Appraised Value	$62,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$6,449,637
Underwritten Expenses	$2,067,258	Escrows
Underwritten Net Operating Income (NOI)	$4,382,378		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,185,236	Taxes(1)	$0	$0
Cut-off Date LTV Ratio	74.7%	Insurance(1)	$0	$0
Maturity Date LTV Ratio	63.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.32x / 1.26x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.0%	Other(2)	$70,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$46,500,000	100.0%	Loan Payoff	$42,826,925	92.1%
			Sponsor Equity Distribution	3,008,564	6.5
			Closing Costs	594,512	1.3
			Reserves	70,000	0.2
Total Sources	$46,500,000	100.0%	Total Uses	$46,500,000	100.0%

(1)	See “—Escrows” below.
(2)
At origination, the borrowers escrowed $70,000 into the Wine Legend reserve account which represents five and a half months of base rent and estimated reimbursements. Such funds are required to be released to the borrowers when the borrowers deliver to the lender a satisfactory tenant estoppel certificate, and a certification that (i) tenant is paying rent (expected to begin in February 2012), and (ii) tenant has received all tenant allowances due it under the lease. The borrowers are currently in the process of completing the requirements to receive the estoppel for the Wine Legend space. See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Audubon Crossing and Audubon Commons Loan”) is evidenced by a note in the original principal amount of $46,500,000 and is secured by a first mortgage encumbering two adjacent retail centers, an anchored community shopping center and an anchored neighborhood shopping center located in Audubon, New Jersey (the “Audubon Crossing and Audubon Commons Property”). The Audubon Crossing and Audubon Commons Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company.  The Audubon Crossing and Audubon Commons Loan was originated on September 28, 2011 and represents approximately 4.0% of the Initial Pool Balance.  The Audubon Crossing and Audubon Commons Loan has an outstanding principal balance as of the Cut-off Date of $46,333,346 and has an interest rate of 5.9125% per annum.  The borrowers utilized the proceeds of the Audubon Crossing and Audubon Commons Loan to refinance the Audubon Crossing and Audubon Commons Property.

The Audubon Crossing and Audubon Commons Loan had an initial term of 120 months and has a remaining term of 116 months.  The Audubon Crossing and Audubon Commons Loan requires monthly payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date is the due date in October 2021.  Voluntary prepayment of the Audubon Crossing and Audubon Commons Loan is prohibited prior to July 6, 2021.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

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The Mortgaged Properties.  The Audubon Crossing and Audubon Commons Property is located in Audubon, New Jersey (Philadelphia MSA) and is comprised of two adjacent retail centers, an anchored community shopping center and an anchored neighborhood shopping center, totaling 449,170 SF. Audubon Crossing (“Crossing”) was originally constructed in 1961 as an open-air anchored mall encompassing over 490,000 SF. All existing improvements, other than a Pep Boys outparcel, were demolished in September 2004.  Re-development was done in two phases: Phase I - Wal-Mart, small shop space, and additional outparcels, opened summer 2005; and Phase II – construction of big box space which began in 2008 with tenants opening for business in 2009 and 2010.  Total square footage of Crossing is 345,976 SF and, as of December 1, 2011, Crossing was 93.6% leased.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AUDUBON CROSSING AND AUDUBON COMMONS

Audubon Commons (“Commons”) was constructed in 1958 as an approximately 110,000 SF grocery-anchored shopping center. The borrowers purchased the center in 2004. Acme Markets reduced its leased square footage by approximately 10,000 SF in 2004, which the landlord renovated and leased to other in-line tenants.  Additionally, two additional outparcels were added in 2004. The total square footage of Commons is 103,194 SF and, as of December 1, 2011, Commons was 100% leased.

Crossing and Commons are connected by an approximate 1.52 acre greenbelt land strip that, pursuant to a ground lease, is leased from the Public Service Electric and Gas Company (“PSE&G”).  The strip is otherwise unimproved except for above ground power lines running through it which are the responsibility of PSE&G, four paved driveways which connect the two centers, and a paved parking area containing 48 spaces.  The ground lease has a 30-year term expiring in 2035, with annual rent of $19,400, which adjusts upward every five years based on the Consumer Price Index (CPI).

No value was assigned to the leasehold interest as part of collateral valuation. See “—Ground Lease” below.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Audubon Crossing and Audubon Commons Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Anchors
Wal-Mart	AA / Aa2 / AA	150,111	33.4%	Yes	$1,789,802	$11.92	1/31/2027	$366	3.3%
Acme Markets(3)(5)	B+ / B2 / B+	66,169	14.7	Yes	$550,444	$8.32	3/31/2020	$378	2.2%
Total Anchors		216,280	48.2%

Jr. Anchors
Staples	BBB / Baa2 / BBB	20,388	4.5%	Yes	$329,249	$16.15	2/28/2016	NA	NA
Wine Legend(4)	NR / NR / NR	11,076	2.5	Yes	$156,065	$14.09	2/28/2022	NA	NA
Monster Pets	NR / NR / NR	15,675	3.5	Yes	$363,122	$23.17	10/31/2019	$122	19.0%
Kid City	NR / NR / NR	10,000	2.2	Yes	$153,024	$15.30	1/10/2015	$137	11.2%
Happy Buffett	NR / NR / NR	10,000	2.2	Yes	$205,404	$20.54	12/31/2020	NA	NA
Total Jr. Anchors		67,139	14.9%

Occupied In-line		93,387	20.8%		$2,060,744	$22.07
Occupied Major Outparcel(3)		32,690	7.3%		$355,245	$10.87
Occupied Non-major Outparcels(3)		17,424	3.9%		$476,538	$27.35
Vacant Spaces		22,250	5.0%		$0	$0.00
Total Owned SF		449,170	100.0%
Total SF		449,170	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales for Wal-Mart and Acme Markets are estimated. Sales for Monster Pets and Kid City are actual reported sales for the tenants’ respective 2010 fiscal year.
(3)
The following tenant leases are ground leases and the improvements are owned by the related tenant and are not collateral for the loan: Acme Markets, Arby’s, Applebee’s, Pep Boys, Chick-Fil-A, Sonic and Golden Corral.

(4)	Wine Legend opened for business on November 19, 2011 and is expected to begin paying base rent in February 2012.
(5)
Acme Markets has the right to terminate its lease in the event that Acme Markets is unable to operate from its premises for a period in excess of seven (7) consecutive days as a result of: (i) the violation of any environmental law by landlord, its tenants (other than Acme Markets), subtenants, concessionaires, licensees, agents, employees or invitees; or (ii) the presence, use, generation, storage, or release of hazardous material in, on, under, or above the shopping center, unless the hazardous material are released solely as a result of the acts of Acme Markets or its agents, subtenants, employees or invitees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AUDUBON CROSSING AND AUDUBON COMMONS

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Audubon Crossing and Audubon Commons Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Wal-Mart	AA / Aa2 / AA	150,111	33.4%	$1,219,815	25.6%	$8.13	1/31/2027	$366	3.3%
Acme Markets(3)(4)	B+ / B2 / B+	66,169	14.7	355,420	7.5	5.37	3/31/2020	$378	2.2%
Monster Pets	NR / NR / NR	15,675	3.5	282,150	5.9	18.00	10/31/2019	$122	19.0%
Staples	BBB / Baa2 / BBB	20,388	4.5	244,656	5.1	12.00	2/28/2016	NA	NA
Happy Buffett	NR / NR / NR	10,000	2.2	150,000	3.2	15.00	12/31/2020	NA	NA
Golden Corral(3)	NR / NR / NR	10,336	2.3	137,469	2.9	13.30	9/24/2021	NA	NA
Fashion Bug	NR / NR / B-	8,100	1.8	133,650	2.8	16.50	10/31/2015	$120	18.0%
Lucille Roberts	NR / NR / NR	8,000	1.8	122,880	2.6	15.36	1/31/2021	NA	NA
Sonic(3)(5)	NR / NR / NR	5,400	1.2	120,000	2.5	22.22	8/27/2029	$211	12.5%
Wine Legend(6)	NR / NR / NR	11,076	2.5	115,200	2.4	10.40	2/28/2022	NA	NA
Ten Largest Owned Tenants		305,255	68.0%	$2,881,239	60.6%	$9.44
Remaining Owned Tenants(3)		121,665	27.1	1,876,097	39.4	15.42
Vacant Spaces		22,250	5.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		449,170	100.0%	$4,757,337	100.0%	$11.14

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales for Wal-Mart and Acme Markets are estimated. Sales for Monster Pets, Fashion Bug and Sonic are actual reported sales for the tenants’ respective 2010 fiscal year.
(3)
The following tenant leases are ground leases and the improvements are owned by the related tenant and are not collateral for the loan: Acme Markets, Arby’s, Applebee’s, Pep Boys, Chick-Fil-A, Sonic and Golden Corral.

(4)
Acme Markets has the right to terminate its lease in the event that Acme Markets is unable to operate from its premises for a period in excess of seven (7) consecutive days as a result of: (i) the violation of any environmental law by landlord, its tenants (other than Acme Markets), subtenants, concessionaires, licensees, agents, employees or invitees; or (ii) the presence, use, generation, storage, or release of hazardous material in, on, under, or above the shopping center, unless the hazardous material are released solely as a result of the acts of Acme Markets or its agents, subtenants, employees or invitees.

(5)	Sonic currently owes $38,311.50 in past due rent and other charges and their failure to pay rent has caused the landlord to commence eviction.
(6)	Wine Legend opened for business on November 19, 2011 and is expected to begin paying base rent in February 2012.

The following table presents certain information relating to the lease rollover schedule at the Audubon Crossing and Audubon Commons Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012(2)	20,167	4.5	4.5%	371,911	7.8	18.44	5
2013	2,250	0.5	5.0%	54,000	1.1	24.00	1
2014	40,010	8.9	13.9%	355,498	7.5	8.89	4
2015	42,769	9.5	23.4%	722,580	15.2	16.89	12
2016	27,983	6.2	29.7%	387,326	8.1	13.84	4
2017	4,950	1.1	30.8%	69,300	1.5	14.00	1
2018	0	0.0	30.8%	0	0.0	0.00	0
2019	15,675	3.5	34.2%	282,150	5.9	18.00	1
2020	76,169	17.0	51.2%	505,420	10.6	6.64	2
2021	18,336	4.1	55.3%	260,349	5.5	14.20	2
2022 & Thereafter	178,611	39.8	95.0%	1,748,803	36.8	9.79	6
Vacant	22,250	5.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	449,170	100.0%		$4,757,337	100.0%	$11.14	38

(1)	Calculated based on approximate square footage occupied by each owned tenant.
(2)
State of New Jersey (2,800 SF) executed a lease renewal which extends their lease maturity from 1/31/2012 to 1/31/2014. America’s Best (4,767 SF) executed a lease renewal which extends their lease maturity from 8/31/2012 to 8/31/2017.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AUDUBON CROSSING AND AUDUBON COMMONS

The following table presents certain information relating to historical leasing at the Audubon Crossing and Audubon Commons Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	96.7%	89.0%	91.8%

(1)	As provided by the borrowers and represents average occupancy for the indicated year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Audubon Crossing and Audubon Commons Property:

Cash Flow Analysis(1)

	2009	2010	TTM 10/31/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,950,972	$4,293,656	$4,507,209	$4,757,337	$10.59
Other Rental Revenue(3)	0	43,000	31,000	0	0.00
Gross Up Vacancy	0	0	0	490,361	1.09
Total Rent	$3,950,972	$4,336,656	$4,538,209	$5,247,698	$11.68
Total Reimbursables(4)	1,543,727	1,621,769	1,559,403	1,682,300	3.75
Other Income(5)	8,820	7,267	9,951	10,000	0.02
Vacancy & Credit Loss	0	0	0	(490,361)	(1.09)
Effective Gross Income	$5,503,519	$5,965,692	$6,107,563	$6,449,637	$14.36

Total Operating Expenses	$1,924,380	$2,056,519	$2,150,229	$2,067,258	$4.60

Net Operating Income	$3,579,139	$3,909,173	$3,957,334	$4,382,378	$9.76
TI/LC	0	0	0	147,210	0.33
Capital Expenditures	0	0	0	49,933	0.11
Net Cash Flow	$3,579,139	$3,909,173	$3,957,334	$4,185,236	$9.32

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and were not considered for the Underwritten Net Cash Flow.

(2)	Underwritten Net Cash Flow based on the 12/1/2011 rent roll with rent steps through 6/30/2012.
(3)	Other Rental Revenue includes rental revenue from temporary tenants.
(4)	Inclusive of CAM, real estate taxes, insurance, ground rent and administrative fee reimbursement income.
(5)	Other Income includes late fee income.

■	Appraisal. According to the appraisal, the Audubon Crossing and Audubon Commons Property had an “as-is” appraised value of $62,000,000 as of an effective date of May 23, 2011.

■
Environmental Matters.  The Phase I environmental report, dated May 19, 2011, recommended (i) a Phase II subsurface investigation be performed in connection with the historical presence of dry cleaning facilities at the Audubon Property and (ii) an Operations and Maintenance (O&M) Plan for asbestos.  The Phase II, dated September 23, 2011, identified concentrations of perchloroethylene in soil and groundwater that were above the New Jersey Department of Environmental Protection (“NJDEP”) Default Impact to Groundwater Soil Remediation Standard and the NJDEP Groundwater Quality Standard and recommended further investigation into the perchloroethylene impacts identified at the Audubon Crossing and Audubon Commons Property.  The Phase II environmental report estimated costs associated with addressing NJDEP requirements and obtaining a Responsive Action Outcome (no further action) for the perchloroethylene impacts to be approximately $50,000 to $300,000.  Under the loan agreement, if the borrowers fail to complete monitoring and any applicable remediation and obtain a Response Action Outcome within one year of origination, the borrowers are required to deposit $87,000 (or such other amount as is reasonably estimated by the lender to be the then-remaining cost required to complete the monitoring and/or remediation) into a reserve account; provided that, if the borrowers provide a report from its licensed site remediation professional that monitoring and/or remediation necessary to obtain a Response Action Outcome has been commenced, then the borrowers may defer the reserve requirement until the second anniversary of origination.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AUDUBON CROSSING AND AUDUBON COMMONS

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Market Overview and Competition.  The Audubon Crossing and Audubon Commons Property is an anchored neighborhood shopping center in Audubon, New Jersey. As of 2010, the population within a 5-mile radius of the Audubon Crossing and Audubon Commons Property was 398,860 with an average household income of $64,915.

The following table presents certain information relating to the primary competition for the Audubon Crossing and Audubon Commons Property:

Competitive Set(1)

	Audubon Crossing and Commons	Pathmark Center	Westmont Plaza	Haddon Commons	Brooklawn Shopping Center
Distance from Subject	-	1.0 miles South	1.8 miles East	1.9 miles East	1.9 miles Southwest
Property Type	Neighborhood Ctr. & Community Ctr.	Neighborhood Ctr.	Neighborhood Ctr.	Neighborhood Ctr.	Community Ctr.
Year Built / Renovated	Various / 2004-2005	1975 / 2002	N/A / N/A	1985 / N/A	1963 / 1995
Total GLA	449,170	83,308	195,824	52,640	144,012
Total Occupancy	95.0%	100%	97%	95%	99%
Anchors	Wal-Mart, Acme Markets	Pathmark, Dollar Tree	Super Fresh, Jo-Ann Stores	Acme Markets, CVS Pharmacy	Shop Rite, Advanced Auto Parts, Dollar Tree

(1)	Source: Appraisal.

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The Borrowers.  The borrowers are Audubon Ventures Limited Liability Company and Audubon Ventures II L.L.C., each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Audubon Crossing and Audubon Commons Loan.  Steven B. Wolfson, one of the indirect owners of the borrowers and the sole owner of the managing member of each borrower, is the non-recourse carveout guarantor under the Audubon Crossing and Audubon Commons Loan, subject to certain limitations as set forth in Exhibit E-2 to the Free Writing Prospectus, including that the guaranty will terminate if borrower delivers to lender a deed-in-lieu of foreclosure of the Audubon Crossing and Audubon Commons Property.

■
Escrows.  On each due date, the borrowers are required to fund a tax, insurance and ground rent reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes, insurance premiums and ground rents over the then succeeding twelve month period, unless, (i) in the case of taxes, absent an event of default under the Audubon Crossing and Audubon Commons Loan, the borrowers provide evidence that taxes are paid timely, (ii) in the case of insurance premiums, absent an event of default under the Audubon Crossing and Audubon Commons Loan, the required insurance is being provided under a blanket policy and the borrowers provide evidence that the premiums are paid timely and coverage limits are consistent with those required under the Audubon Crossing and Audubon Commons Loan documents and (iii) in the case of ground rents due to PSE&G, the borrowers have not defaulted in their obligation to pay that ground rent.  In addition, at origination, the borrowers deposited $70,000 into a reserve account, which will be released to the borrowers upon delivery of an estoppel certificate certifying that the Wine Legend tenant or a replacement tenant under a lease with similar economic terms is paying rent and the Wine Legend tenant or such replacement tenant has received all tenant allowances payable to it under its lease.

In the event the Acme tenant does not exercise its renewal option by March 31, 2019, then, beginning on the following due date, the borrowers will be required to deposit all cash revenues relating to the Audubon Crossing and Audubon Commons Property and all other money received by the borrowers or the property manager with respect to the Audubon Crossing and Audubon Commons Property (after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance and ground rents) to a tenant improvement and leasing commission reserve account, subject to a maximum total escrowed amount of $600,000, unless the borrowers make a cash deposit or deliver a letter of credit in the amount of $600,000.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AUDUBON CROSSING AND AUDUBON COMMONS

Additionally, if the borrowers fail to complete monitoring and any applicable remediation discussed under “—Environmental Matters” above and obtain a Response Action Outcome within one year of origination, the borrowers are required to deposit $87,000 (or such other amount as is reasonably estimated by the lender to be the then-remaining cost required to complete the monitoring and/or remediation) into a reserve account; provided that, if the borrowers provide a report from its licensed site remediation professional that monitoring and/or remediation necessary to obtain a Response Action Outcome has been commenced, then the borrowers may defer the reserve requirement until the second anniversary of origination.

Further, during the continuance of an Audubon Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance and ground rents, be reserved up to $900,000 and held as additional collateral for the Audubon Crossing and Audubon Commons Loan, unless the borrowers make a cash deposit or deliver a letter of credit in the amount of $900,000.

An “Audubon Trigger Period” means any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan agreement) for the twelve-month period immediately preceding such fiscal quarter is less than 1.05x and terminating as of the end of any two consecutive fiscal quarters in which the debt service coverage ratio for the twelve-month period immediately preceding each such fiscal quarter is equal to or greater than 1.05x.

■
Lockbox and Cash Management.  The Audubon Crossing and Audubon Commons Loan requires a springing lockbox, which is to be established upon the commencement of an Audubon Trigger Period or the occurrence of an event of default under the Audubon Crossing and Audubon Commons Loan.  The loan documents require, during the continuance of an Audubon Trigger Period or an event of default under the Audubon Crossing and Audubon Commons Loan, the borrowers to direct the tenants to pay their rents directly to a lender-controlled cash management account or lockbox account and the borrowers to cause all cash revenues relating to the Audubon Crossing and Audubon Commons Property and all other money received by the borrowers or the property manager with respect to the Audubon Crossing and Audubon Commons Property to be deposited into the cash management account or lockbox account by the end of the second business day following receipt.  All amounts in any lockbox account are swept to the lender-controlled cash management account on each business day.  During the continuance of an event of default under the Audubon Crossing and Audubon Commons Loan, the lender may apply any funds in the cash management account to amounts payable under the Audubon Crossing and Audubon Commons Loan and/or toward the payment of expenses of the Audubon Crossing and Audubon Commons Property, in such order of priority as the lender may determine.

■
Property Management.  The Audubon Crossing and Audubon Commons Property is currently managed by Wolfson-Verrichia Group, Inc., which is an affiliate of the borrowers, pursuant to a management agreement.  Under the loan documents, the Audubon Crossing and Audubon Commons Property may not be managed by any other party, other than an affiliate of Wolfson-Verrichia Group, Inc. or another management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrowers to replace the property manager during the continuance of an event of default under the Audubon Crossing and Audubon Commons Loan, or a material default by the property manager under the management agreement after the expiration of any applicable cure period or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for Foreign and Domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Audubon Crossing and Audubon Commons Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Audubon Crossing and Audubon Commons

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

AUDUBON CROSSING AND AUDUBON COMMONS

Loan as required by the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Audubon Crossing and Audubon Commons Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Audubon Crossing and Audubon Commons Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■	Ground Lease. A leasehold interest under a ground lease secures a portion of the Audubon Crossing and Audubon Commons Loan. The ground lease relates to a strip of land between the property known as Audubon Crossing and the property known as Audubon Commons, which is used for access between the properties and 48 parking spaces. There is alternative access between the properties via a public road. The ground leased property was given no value in the appraisal and is not required to comply with zoning requirements. Under the ground lease, the borrowers are required to make annual ground rent payments of $19,400. The loan agreement requires the borrowers to fund a ground rent reserve as described under “—Escrows” above. The ground lease expires December 22, 2035, with two 5-year extensions, and is not subordinate to the related mortgage.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PITTSFORD PLAZA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PITTSFORD PLAZA

MAP © 2011 CARTIFACT, INC.
Rochester
Pittsford Plaza
3349 Monroe Avenue
Rochester, NY 14618
Pittsford
EDGERTON
UPPER FALLS
HOMESTEAD HEIGHTS
MAYOR'S HEIGHTS
PARK AVENUE
BROWNCROFT
COBBS HILL
19TH WARD
BRIGHTON
EAST ROCHESTER
HENRIETTA
Rochester Amtrak
Rochester General Hospital
The Medley Centre
University of Rochester
Mt Hope Cemetery
GREATER ROCHESTER INT'L AIRPORT
Monroe Community College
Nazareth College of Rochester
Rochester Institute of Technology
The Marketplace
Erie Canal
CANADA
UNITED STATES
Toronto
Rochester
Buffalo
Syracuse
Lake Ontario
NEW YORK RAIL SERVICE
Amtrak

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PITTSFORD PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	CGMRC
Location (City/State)	Rochester, New York	Cut-off Date Principal Balance	$44,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$97.75
Size (SF)	450,146	Percentage of Initial Pool Balance	3.8%
Total Occupancy as of 12/31/2011	96.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/31/2011	96.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1961, 1965 / 2000-2007	Mortgage Rate	5.8500%
Appraised Value	$79,000,000	Original Term to Maturity (Months	120
Original Amortization Term (Months)(1)	360
Underwritten Revenues	$9,190,954
Underwritten Expenses	$3,545,723	Escrows
Underwritten Net Operating Income (NOI)	$5,645,231	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,185,960	Taxes	$1,137,134	$106,986
Cut-off Date LTV Ratio	55.7%	Insurance	$151,776	$16,864
Maturity Date LTV Ratio	52.0%	Replacement Reserves	$0	$8,628
DSCR Based on Underwritten NOI / NCF	1.81x / 1.66x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.8% / 11.8%	Deferred Maintenance	$27,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$44,000,000	99.9%	Loan Payoff	$38,287,469	86.9%
Other Sources	50,000	0.1	Sponsor Equity Distribution	3,900,807	8.9
			Reserves	1,316,410	3.0
			Closing Costs	545,314	1.2
Total Sources	$44,050,000	100.0%	Total Uses	$40,050,000	100.0%

(1)	Interest-only for first 60 months.

■
The Mortgage Loan.  The mortgage loan (the “Pittsford Plaza Loan”) is evidenced by a note in the original principal amount of $44,000,000 and is secured by a first mortgage encumbering a retail center located in Rochester, New York (the “Pittsford Plaza Property”).  The Pittsford Plaza Loan was originated by Citigroup Global Markets Realty Corp on August 19, 2011 and represents approximately 3.8% of the Initial Pool Balance.  The Pittsford Plaza Loan has an outstanding principal balance as of the Cut-off Date of $44,000,000 and an interest rate of 5.8500% per annum.  The proceeds of the Pittsford Plaza Loan were primarily used to refinance existing debt on the Pittsford Plaza Property, fund reserves, pay closing costs, and return equity to the sponsor of the borrower.

The Pittsford Plaza Loan had an initial term of 120 months and has a remaining term of 115 months.  The Pittsford Plaza Loan requires payments of interest only for the first 60 months and amortizes on a 30-year schedule after September 6, 2016.  The scheduled maturity date is the due date in September 2021.  Voluntary prepayment of the Pittsford Plaza Loan is permitted after June 6, 2021.  Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time after the second anniversary of the securitization closing date.

■
The Mortgaged Property. The Pittsford Plaza Property is a 450,146 SF retail center located in Rochester, New York.  The Pittsford Plaza Property was originally constructed in 1961, expanded in 1965, and expanded and renovated in stages from 2000 through 2007. The Pittsford Plaza Property is comprised of (i) an “L” shaped shopping center with tenants such as Bed Bath & Beyond, T.J. Maxx, Stein Mart, and Michaels, (ii) a free-standing Barnes & Noble, and (iii) three outparcels that are occupied by Cheesecake Factory, Fidelity Brokerage Services, and Citizens Bank.  The Pittsford Plaza Property includes 2,063 parking spaces, which equates to a ratio of 4.6 parking spaces per 1,000 square feet. As of December 31, 2011, the Total Occupancy and Owned Occupancy were both 96.8%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PITTSFORD PLAZA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Pittsford Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost
Bed Bath & Beyond	NR / NR / BBB+	37,486	8.3%	$704,737	11.4%	$18.80	1/31/2017	$217	9.0%
Century Wine and Liquor	NR / NR / NR	45,395	10.1	578,786	9.4	12.75	10/31/2017	NA	NA
Barnes & Noble	NR / NR / NR	51,980	11.5	500,000	8.1	9.62	2/29/2016	$220	6.9%
Stein Mart(3)	NR / NR / NR	36,000	8.0	386,280	6.3	10.73	11/30/2017	$106	14.7%
Michaels	NR / NR / B-	30,000	6.7	322,500	5.2	10.75	1/31/2016	$116	15.3%
Cheesecake Factory(4)	NR / NR / NR	10,384	2.3	311,520	5.0	30.00	1/31/2028	$684	5.6%
Eastern Mountain Sports	NR / NR / NR	12,000	2.7	258,000	4.2	21.50	1/31/2018	$262	10.7%
T.J. Maxx	NR / A3 / A	35,000	7.8	213,500	3.5	6.10	7/31/2016	$187	5.6%
Fidelity Brokerage Services	NR / A2 / A+	6,000	1.3	210,000	3.4	35.00	11/30/2018	NA	NA
Pittsford Cinema	NR / NR / NR	27,452	6.1	188,870	3.1	6.88	3/31/2022	$263,244	15.4%
Ten Largest Owned Tenants		291,697	64.8%	$3,674,193	59.5%	$12.60
Remaining Owned Tenants		143,909	32.0	2,502,018	40.5	17.39
Vacant Spaces (Owned Space)		14,540	3.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		450,146	100.0%	$6,176,211	100.0%	$14.18

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended 11/30/2011 with the exception of: Bed Bath & Beyond (12/31/2010); Michaels (12/31/2010); T.J. Maxx (12/31/2009).
(3)	Stein Mart may terminate their lease in 2013 if, at any time from 2007 to 2012, gross sales are less than $5,500,000.
(4)
Cheesecake Factory may terminate their lease if during any period of twelve consecutive months, from 2012 to 2015, sales are less than $6,000,000. From 2016 until the lease expiration, Cheesecake Factory may terminate their lease if during any period of twelve consecutive months sales are less than $7,000,000.

The following table presents certain information relating to the lease rollover schedule at the Pittsford Plaza Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	905	0.2%	0.2%	$21,720	0.4%	$24.00	1
2012	11,971	2.7	2.9%	233,414	3.8	19.50	6
2013	6,639	1.5	4.3%	166,051	2.7	25.01	4
2014	10,161	2.3	6.6%	182,592	3.0	17.97	3
2015	39,591	8.8	15.4%	587,088	9.5	14.83	9
2016	130,130	28.9	44.3%	1,267,271	20.5	9.74	7
2017	130,728	29.0	73.3%	1,763,658	28.6	13.49	6
2018	42,374	9.4	82.8%	937,787	15.2	22.13	7
2019	9,089	2.0	84.8%	195,348	3.2	21.49	2
2020	1,980	0.4	85.2%	27,225	0.4	13.75	1
2021	11,202	2.5	87.7%	227,666	3.7	20.32	3
2022 & Thereafter	40,836	9.1	96.8%	566,390	9.2	13.87	3
Vacant	14,540	3.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	450,146	100.0%		$6,176,211	100.0%	$14.18	52

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PITTSFORD PLAZA

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pittsford Plaza Property:

Cash Flow Analysis(1)

	2009	2010	TTM 6/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$5,830,627	$5,889,177	$5,960,780	$6,058,124	$13.46
Contractual Rent Steps(3)	0	0	0	118,088	0.26
Gross Up Vacancy	0	0	0	407,976	0.91
Total Rent	$5,830,627	$5,889,177	$5,960,780	$6,584,188	$14.63
Total Reimbursables	2,082,932	2,137,270	2,163,685	2,422,809	5.38
Other Income(4)	805,238	802,499	789,036	757,678	1.68
Vacancy & Credit Loss	(171,232)	(42,788)	(3,978)	(573,721)	(1.27)
Effective Gross Income	$8,547,565	$8,786,158	$8,909,523	$9,190,954	$20.42

Total Operating Expenses	$3,270,782	$3,343,242	$3,291,646	$3,545,723	$7.88

Net Operating Income	$5,276,783	$5,442,916	$5,617,877	$5,645,231	$12.54
TI/LC	0	0	0	355,738	0.79
Capital Expenditures	0	0	0	103,534	0.23
Net Cash Flow	$5,276,783	$5,442,916	$5,617,877	$5,185,960	$11.52

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 12/31/2011 rent roll.
(3)	Contractual rent steps include increases in annual rent through 4/1/2012 pursuant to tenant leases.
(4)	Other income includes HVAC income from three tenants sharing a central cooling system, energy income, trash removal income paid by in-line tenants and maintenance income.

■	Appraisal. According to the appraisal, the Pittsford Plaza Property had an “as-is” appraised value of $79,000,000 as of an effective date of June 20, 2011.

■
Environmental Matters.  The Phase I environmental report dated June 30, 2011 recommended the following additional actions at the Pittsford Plaza Property: (i) provide documentation to verify regulatory case closure for a spill associated with the hydraulic lift removal from the maintenance area; (ii) development and implementation of an asbestos O&M Program; and (iii) remediation of water stains. The documentation recommended under clause (i) to be delivered has been delivered to lender in compliance with the loan documents.

■
Market Overview and Competition.  The Pittsford Plaza Property is located approximately 5 miles southeast of downtown Rochester, New York. The Pittsford Plaza Property is situated along Monroe Avenue (Route 31), a major thoroughfare in Rochester with a traffic count of over 40,000 vehicles per day. Per the appraisal, the 2011 population within a one-, three-, and five-mile radius of the Pittsford Plaza Property is 55,065, 188,647, and 529,493, respectively. The 2011 estimated average household income within a one-, three-, and five-mile radius of the Pittsford Plaza Property is $96,176, $70,949, and $64,940, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PITTSFORD PLAZA

The following table presents certain information relating to the primary competition for the Pittsford Plaza Property:

Competitive Set

	Pittsford Plaza	Westgate Plaza(1)	The Mall at Greece Ridge (1)	Southtown Plaza(1)
Distance from Subject	--	7.7 miles West	10 miles Northwest	5 miles West
Property Type	Anchored Retail	Anchored Retail	Regional Mall	Anchored Retail
Year Built / Renovated	1961, 1965 / 2000-2007	2000 / NAV	1980 / NAV	1956 / NAV
Total GLA	450,146	204,717	1,304,896	504,259
Total Occupancy	97%	100%	94%	76%
Anchors / Significant Tenants	Bed Bath & Beyond, T.J. Maxx, Stein Mart, Marshalls, Barnes & Noble	Walmart, Staples, Rite Aid, Dollar Tree	Kaufmann’s, Sears, JC Penney, Target, Marshall’s	Burlington Coat, Linens N Things, Famous Footwear
	Towne Center at Webster(1)	Henrietta Plaza(1)	Panorama Plaza(1)	Power Center (1)
Distance from Subject	8.8 miles Northeast	3.6 miles West	3.1 miles Northeast	NAV
Property Type	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail
Year Built/Renovated	2005 / NAV	1987 / NAV	1995 / NAV	2005 / NAV
Total GLA	163,652	233,326	230,000	193,618
Total Occupancy	100%	100%	94%	100%
Anchors / Significant Tenants	Kohls, Bed Bath Beyond, Target, Dick’s, Old Navy, Petsmart	Tops, Office Depot	Tops, Linens n Things, Dress Barn	Barnes & Noble, Target, Dick’s

(1)	Source: Appraisal

■
The Borrower.  The borrower is Pittsford Plaza SPE, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pittsford Plaza Loan.  The borrower of the Pittsford Plaza Loan is indirectly owned by Thomas C. Wilmot, Sr., the non-recourse carveout guarantor under the Pittsford Plaza Loan.

■
Escrows. At origination, the borrower funded an escrow reserve in the amount of $1,137,134 in respect of tax expenses, $151,776 in respect of insurance premiums, and $27,500 in respect to deferred maintenance.  On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period and (ii) a replacement reserve in an amount equal to $8,628.

■
Lockbox and Cash Management.  The Pittsford Plaza Loan requires a springing hard lockbox be put in place upon the occurrence and during the continuance of a Pittsford Plaza Trigger Period.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account (i) upon the occurrence of and during the continuance of each of the first four (4) Pittsford Plaza Trigger Periods and (ii) upon the occurrence of the fifth Pittsford Plaza Trigger Period and thereafter for so long as the Pittsford Plaza Loan remains outstanding (irrespective of whether the fifth Pittsford Plaza Trigger Period ceases to exist). On each business day, upon the occurrence and during the continuance of a Pittsford Plaza Trigger Period and at all times following the fifth Pittsford Plaza Trigger Period, sums on deposit in the lockbox account are required to be transferred to the cash management account and applied in accordance with the loan payment waterfall set forth in the loan agreement.

A “Pittsford Plaza Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio (as calculated pursuant to the loan documents) being less than 1.15x; and (b) expiring upon (x) with regard to any Pittsford Plaza Trigger Period commenced in condition with clause (i) above, the cure of the applicable event of default and (y) with regard to any Pittsford Plaza Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two (2) consecutive calendar quarters. Notwithstanding the foregoing, a Pittsford Plaza Trigger Period will not be deemed to expire in the event that a Pittsford Plaza Trigger Period then exists for any other reason.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PITTSFORD PLAZA

■
Property Management.  The Pittsford Plaza Property is currently managed by Wilmorite Management Group, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Pittsford Plaza Property may not be managed by any other party, other than a management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender may require the borrower to replace the property manager if there is a material default by the property manager under the management agreement after the expiration of any applicable cure period.  Upon the occurrence of an event of default or a Pittsford Plaza Trigger Period, a default by the property manager under the management agreement beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for Certified and Non-Certified acts (as such terms are defined in the TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Pittsford Plaza Property, plus eighteen (18) months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, borrower is required to carry terrorism insurance throughout the term of the Pittsford Plaza Loan as required in the preceding sentence, but in such event borrower will not be required to spend on terrorism insurance coverage more than two (2) times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required hereunder (without giving effect to the cost of terrorism  and earthquake components of such casualty and business/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either case, such insurance shall contain deductibles no greater than $50,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LINCOLN SQUARE SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LINCOLN SQUARE SHOPPING CENTER

DALLAS/FORT WORTH AREA TRANSIT
DART
Amtrak
Trinity
Lincoln Square Shopping Center
1322-1400 North Collins Street
Arlington, TX 76011
Keller
Southlake
Grapevine
Coppell
Carrollton
Addison
Farmers Branch
Colleyville
North Richland Hills
Bedford
Euless
Hurst
Irving
University Park
Highland Park
Dallas
Dallas Love Field
Dallas/Fort Worth Int'l Airport
Six Flags Over Texas
Cowboys Stadium
Six Flags Mall
Cockrell Hill
Pantego
Arlington
Grand Prairie
Dalworthington Gardens
Arlington Municipal Airport
Grand Prairie Municipal Airport
Dallas Executive Airport
Duncanville
Kennedale
Mansfield
Cedar Hill
Desoto
Glenn Heights
MAP © 2012 CARTIFACT, INC.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LINCOLN SQUARE SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		GSCMC
Location (City/State)	Arlington, Texas	Cut-off Date Principal Balance		$42,092,036
Property Type	Retail	Cut-off Date Principal Balance per SF		$94.71
Size (SF)	444,438	Percentage of Initial Pool Balance		3.6%
Total Occupancy as of 10/31/2011	90.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2011	90.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1983, 1984, 1990, 2005-2010 / NAP	Mortgage Rate		5.0500%
Appraised Value	$71,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$8,643,119
Underwritten Expenses	$3,554,710	Escrows
Underwritten Net Operating Income (NOI)	$5,088,409		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,652,378	Taxes	$468,666	$66,952
Cut-off Date LTV Ratio	59.3%	Insurance	$29,769	$5,954
Maturity Date LTV Ratio(1)	47.9%	Replacement Reserves	$0	$7,407
DSCR Based on Underwritten NOI / NCF	1.85x / 1.69x	TI/LC(2)	$250,000	$18,417
Debt Yield Based on Underwritten NOI / NCF	12.1% / 11.1%	Other(3)	$852,189	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$42,420,000	58.1%	Purchase Price	$70,707,000	96.8%
Sponsor Equity	30,646,694	41.9	Reserves	1,600,624	2.2
			Closing Costs	759,070	1.0

Total Sources	$73,066,694	100.0%	Total Uses	$73,066,694	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $72,900,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 49.2%. See “—Appraisal” below.

(2)	TI/LC escrows are capped at $750,000.
(3)
Other escrows consist of a new tenant reserve established at origination for rent and TI/LC for the new leases with Chaucer’s ($530,869) and Lupe’s Tex-Mex ($321,320). On December 15, 2011, $46,200 was released from Chaucer’s reserve and $209,540 was released from Lupe’s Tex-Mex reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Lincoln Square Shopping Center Loan”) is evidenced by a note in the original principal amount of $42,420,000 and is secured by a first mortgage encumbering a shopping center located in Arlington, Texas (the “Lincoln Square Shopping Center Property”).  The Lincoln Square Shopping Center Loan was originated by Goldman Sachs Commercial Mortgage Capital, L.P. and was subsequently purchased by Goldman Sachs Mortgage Company.  The Lincoln Square Shopping Center Loan was originated on June 14, 2011 and represents approximately 3.6% of the Initial Pool Balance.  The Lincoln Square Shopping Center Loan has an outstanding principal balance as of the Cut-off Date of $42,092,036 and has an interest rate of 5.0500% per annum.  The borrower utilized the proceeds of the Lincoln Square Shopping Center Loan to purchase the Lincoln Square Shopping Center Property.

The Lincoln Square Shopping Center Loan had an initial term of 120 months and has a remaining term of 113 months.  The Lincoln Square Shopping Center Loan requires monthly payments of interest and principal based on a 30-year amortization schedule.  The scheduled maturity date is the due date in July 2021.  Voluntary prepayment of the Lincoln Square Shopping Center Loan is prohibited prior to April 6, 2021.  Defeasance with direct, non-callable AAA-rated obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization closing date.

■
The Mortgaged Property.  The Lincoln Square Shopping Center Property is a 444,438 SF shopping center located in Arlington, Texas.  The Lincoln Square Shopping Center Property was constructed in 1983, 1984, 1990, and 2005-2010. Tenants at the Lincoln Square Shopping Center Property include Best Buy, Ross Dress for Less, Stein Mart, PetSmart, The Gap, and Chico’s. As of October 31, 2011, Total Occupancy and Owned Occupancy were both 90.1%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LINCOLN SQUARE SHOPPING CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Lincoln Square Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Anchors
Stein Mart	NR / NR / NR	45,000	10.1%	Yes	$510,046	$11.33	4/30/2014	$116	9.8%
Ross Dress for Less	NR / NR / BBB+	30,049	6.8	Yes	$536,910	$17.87	1/31/2019	NA	NA
Best Buy	BBB- / Baa2 / BBB-	30,038	6.8	Yes	$672,945	$22.40	1/31/2015	NA	NA
Total Anchors		105,087	23.6%

Jr. Anchors
Bed Bath & Beyond	NR / NR / BBB+	22,482	5.1%	Yes	$253,669	$11.28	5/31/2013	$163	6.9%
PetSmart	NR / NR / BB+	20,087	4.5	Yes	$418,131	$20.82	1/31/2017	NA	NA
Half Price Books	NR / NR / NR	14,000	3.2	Yes	$190,630	$13.62	3/31/2013	NA	NA
Sherlock’s Baker St. Pub & Grill(3)	NR / NR / NR	13,583	3.1	Yes	$280,170	$20.63	4/30/2013	$228	9.1%
Pier 1 Imports	NR / NR / NR	11,427	2.6	Yes	$222,567	$19.48	5/31/2014	$86	22.8%
GAP	BBB- / Baa3 / BB+	10,469	2.4	Yes	$145,388	$13.89	10/31/2014	$161	8.6%
Total Jr. Anchors		92,048	20.7%

Occupied In-line(4)		142,275	32.0%		$3,268,292	$22.97
Occupied Outparcel		6,000	1.4%		$223,601	$37.27
Occupied Restaurants(5)		55,164	12.4%		$1,509,533	$27.36
Vacant Space		43,864	9.9%		$0	$0.00
Total Owned SF		444,438	100.0%
Total SF		444,438	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended July 31, 2011.
(3)	Sherlock’s Baker St. Pub & Grill square footage includes 2,399 SF of storage space (total rent of $11.77 psf).
(4)	DaVita (7,263 SF, total rent of $22.81 psf) has a signed lease and is expected to open and begin paying rent in April 2012.
(5)	Chaucer’s (7,700 SF, total rent of $25.81 psf) has a signed lease and is expected to open and begin paying rent in March 2012.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Lincoln Square Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Best Buy	BBB- / Baa2 / BBB-	30,038	6.8%	$495,627	8.3%	$16.50	1/31/2015	NA	NA
Ross Dress for Less	NR / NR / BBB+	30,049	6.8	375,613	6.3	12.50	1/31/2019	NA	NA
Stein Mart	NR / NR / NR	45,000	10.1	315,000	5.3	7.00	4/30/2014	$116	9.8%
PetSmart	NR / NR / BB+	20,087	4.5	311,349	5.2	15.50	1/31/2017	NA	NA
Bed Bath & Beyond	NR / NR / BBB+	22,482	5.1	253,669	4.2	11.28	5/31/2013	$163	6.9%
Sherlock’s Baker St. Pub & Grill(3)	NR / NR / NR	13,583	3.1	181,463	3.0	13.36	4/30/2013	$228	9.1%
PlainsCapital Bank	NR / NR / NR	6,000	1.4	180,000	3.0	30.00	10/31/2015	NA	NA
Boomer Jack’s Grill	NR / NR / NR	7,980	1.8	179,550	3.0	22.50	10/31/2020	NA	NA
Birraporetti’s	NR / NR / NR	5,600	1.3	161,000	2.7	28.75	11/30/2016	$229	15.5%
Pier 1 Imports	NR / NR / NR	11,427	2.6	154,265	2.6	13.50	5/31/2014	$86	22.8%
Ten Largest Owned Tenants		192,246	43.3%	$2,607,535	43.6%	$13.56
Remaining Owned Tenants(4)		208,328	46.9	3,372,555	56.4	16.19
Vacant Space (Owned Space)		43,864	9.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		444,438	100.0%	$5,980,089	100.0%	$14.93

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales as of trailing twelve months ended July 31, 2011.
(3)	Sherlock’s Baker St. Pub & Grill square footage includes 2,399 SF of storage space (total rent of $11.77 psf).
(4)	Includes two tenants which currently have signed leases but are not yet open: Chaucer’s (7,700 SF, total rent of $25.81 psf); DaVita (7,263 SF, total rent of $22.81 psf).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LINCOLN SQUARE SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Lincoln Square Shopping Center Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	33,826	7.6	7.6%	552,379	9.2	16.33	10
2013	88,530	19.9	27.5%	1,123,518	18.8	12.69	16
2014	83,045	18.7	46.2%	924,707	15.5	11.14	10
2015	58,490	13.2	59.4%	1,064,892	17.8	18.21	8
2016	20,836	4.7	64.1%	430,265	7.2	20.65	6
2017	35,172	7.9	72.0%	574,776	9.6	16.34	4
2018	4,334	1.0	73.0%	67,302	1.1	15.53	2
2019	30,049	6.8	79.7%	375,613	6.3	12.50	1
2020	18,584	4.2	83.9%	374,700	6.3	20.16	4
2021	0	0.0	83.9%	0	0.0	0.00	0
2022 & Thereafter	27,708	6.2	90.1%	491,938	8.2	17.75	4
Vacant	43,864	9.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	444,438	100.0%		$5,980,089	100.0%	$14.93	65

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Lincoln Square Shopping Center Property:

Historical Leased %(1)
	2008	2009	2010
Owned Space	87.2%	89.4%	91.5%

(1)	As provided by the borrower and represents occupancy at the end of the indicated period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lincoln Square Shopping Center Property:

Cash Flow Analysis(1)

	2009	2010	TTM 10/31/2011	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$4,809,367	$5,259,779	$5,367,345	$5,980,089	$13.46
Overage Rent	659,028	439,665	406,737	22,301	0.05
Other Rental Revenue	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	934,934	2.10
Total Rent	$5,468,395	$5,699,444	$5,774,083	$6,937,325	$15.61
Total Reimbursables	2,299,356	2,037,699	2,260,225	2,627,178	5.91
Other Income(4)	32,143	322,499	31,454	13,551	0.03
Vacancy & Credit Loss	0	0	0	(934,934)	(2.10)
Effective Gross Income	$7,799,893	$8,059,642	$8,065,762	$8,643,119	$19.45

Total Operating Expenses	$3,242,964	$3,114,167	$3,281,696	$3,554,710	$8.00

Net Operating Income	$4,556,929	$4,945,475	$4,784,067	$5,088,409	$11.45
TI/LC	0	0	0	369,365	0.83
Capital Expenditures	0	0	0	66,666	0.15
Net Cash Flow	$4,556,929	$4,945,475	$4,784,067	$4,652,378	$10.47

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 10/31/2011 rent roll with rent steps through 6/30/2012.
(3)
Underwritten base rent includes tenants who pay rent based on a percentage of sales in lieu of base rent including Bed Bath and Beyond ($253,669), GAP ($135,013), Ann Taylor Loft ($96,210) and Happiness Hallmark ($78,538).

(4)	Underwritten other income is signage income. Historical other income includes signage income, storage income, NSF fees, interest income, late fees, lease termination fees and other miscellaneous fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LINCOLN SQUARE SHOPPING CENTER

■
Appraisal.  According to the appraisal, the Lincoln Square Shopping Center Property had an “as-is” appraised value of $71,000,000 as of an effective date of May 13, 2011.  The appraiser also indicated an “as stabilized” appraised value of $72,900,000 as of an effective date of April 30, 2012 which assumes lease-up of the property to a stabilized occupancy of 94%.

■
Environmental Matters.  The Phase I environmental report dated May 26, 2011 identified two adjacent sites that have had releases from underground storage tanks.  However, based on their regulatory status (cases closed pending final documentation), the Phase I environmental report indicated that no further action was recommended.

■
Market Overview and Competition.  The Lincoln Square Shopping Center Property is located at the southwest corner of I-30 and North Collins Street in Arlington, TX, approximately a half mile north of the new Cowboys Stadium.  As of 2010, the population within a 5-mile radius of the Lincoln Square Shopping Center Property was 263,009 with an average household income of $57,103.  The Lincoln Square Shopping Center Property’s primary competing shopping center is Six Flags Village which is a smaller property located directly to the east of the Lincoln Square Shopping Center Property.  Another primary competitor in the submarket with a similar tenant mix is Bardin Place Center which is located 6 miles south of the Lincoln Square Shopping Center Property and has major tenants such as Ross Dress for Less and Hobby Lobby.

The following table presents certain information relating to the primary competition for the Lincoln Square Shopping Center Property:

Competitive Set(1)

	Lincoln Square Shopping Center	Six Flags Village	Bardin Place Center	Fielder Plaza
Distance from Subject	-	Adjacent East	6 miles South	1.9 miles West
Property Type	Shopping Center	Shopping Center	Shopping Center	Shopping Center
Year Built / Renovated	1983, 1984, 1990, 2005-2010 / NAP	1988 / NAP	1993 / NAP	1978 / 1990
Total GLA	444,438	86,380	399,188	243,027
Total Occupancy	90.1%	95%	96%	92%
Anchors	Stein Mart, Ross Dress for Less, PetSmart	Save-A-Lot, Office Max and Dollar Tree	Ross Dress for Less, Hobby Lobby, Sports Authority	Tom Thumb, Dollar General, CVS Pharmacy

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Lincoln Square Dunhill LP, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lincoln Square Shopping Center Loan.  The borrower of the Lincoln Square Shopping Center Loan is a limited partnership that is effectively owned 81.88% by RioCan USA Holdings Inc. and 18.12% by a limited liability company which is controlled by William L. Hutchinson, who is the non-recourse carveout guarantor under the Lincoln Square Shopping Center Loan, subject to certain limitations as set forth in Exhibit E-2 to the Free Writing Prospectus, and who is also the president of the borrower.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $468,666 in respect of certain tax expenses and $29,769 in respect of certain insurance premiums.  On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, other than (i) taxes that are paid annually from one or more of the Pier One, Stein Mart, Best Buy, Ross Stores, PetsMart, TGI Friday’s, Half Price Book’s and Palm Beach Tan tenants, for so long as the borrower makes one or more deposits into the reserve account on or before December 15 of each calendar year equal to the cumulative amount of pro-rata taxes that are the responsibility of the related tenant under the related lease, no event of default is continuing under the related lease and no material adverse change occurs, in the lender’s reasonable discretion, that would jeopardize the tenant’s ability to timely pay the taxes, and (ii) taxes that are paid directly to the taxing authority by the Colter’s Barbeque tenant, for so long as no event of default is continuing under the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LINCOLN SQUARE SHOPPING CENTER

Lincoln Square Shopping Center Loan or the related lease and no material adverse change occurs, in the lender’s reasonable discretion, that would jeopardize the tenant’s ability to timely pay the taxes.

In addition, at origination, the borrower deposited $852,189 to cover tenant improvements and leasing commissions and rent for the Lupe’s Tex Mex Restaurant, Inc. and Chaucer’s Restaurant tenants.  Further, at origination, the borrower deposited $250,000 into a reserve account to cover tenant improvements and leasing commissions.

In addition, on each due date, the borrower is required to fund (i) a tenant improvements and leasing commissions reserve in the monthly amount of $18,417, subject to a maximum total escrowed amount of $750,000 (excluding deposits for lease termination payments or fees) and (ii) a capital expenditure reserve account in the monthly amount of $7,407.  Further, the borrower is required to deposit any termination fee it receives in connection with the termination of a lease into the tenant improvements and leasing commissions reserve.  The borrower is also required to establish a reserve account for the deposit of any casualty or condemnation loss proceeds.

Furthermore, during the continuance of a Lincoln Square Shopping Center Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance, capital expenditures and tenant improvements and leasing commissions, be reserved and held as additional collateral for the Lincoln Square Shopping Center Loan.

A “Lincoln Square Shopping Center Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) of the Lincoln Square Shopping Center Property for the twelve-month period immediately preceding such fiscal quarter is less than $4,122,822.15 and terminating as of the end of any two consecutive fiscal quarters in which the net operating income of the Lincoln Square Shopping Center Property for the twelve-month period immediately preceding each such fiscal quarter (operating income based on the last two fiscal quarters, times two, plus percentage rent and other income during the preceding twelve-month period) is equal to or greater than $4,122,822.15 or (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered and there is not otherwise an indication of the existence of a Lincoln Square Shopping Center Trigger Period.

■
Lockbox and Cash Management.  The Lincoln Square Shopping Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled cash management account or a blocked account.  The loan documents also require that all cash revenues relating to the Lincoln Square Shopping Center Property and all other money received by the borrower or the property manager be deposited into the cash management account or a blocked account within one business day after receipt.  All amounts in any blocked account are swept to the lender-controlled cash management account on a daily basis.  On each business day that neither an event of default under the Lincoln Square Shopping Center Loan nor a Lincoln Square Trigger Period is continuing, all funds in the cash management account in excess of the amount required to pay debt service and fund required reserves on the next due date will be remitted to an operating account designated and accessible by the borrower and pledged to the lender.  During the continuance of an event of default under the Lincoln Square Shopping Center Loan, the lender may apply any funds in the cash management account to amounts payable under the Lincoln Square Shopping Center Loan and/or toward the payment of expenses of the Lincoln Square Shopping Center Property, in such order of priority as the lender may determine.

■
Property Management.  The Lincoln Square Shopping Center Property is currently managed by Dunhill Property Management Services, Inc., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Lincoln Square Shopping Center Property may not be managed by any other party, except for a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager during the continuance of an

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

LINCOLN SQUARE SHOPPING CENTER

event of default under the Lincoln Square Shopping Center Loan, or a material default by the property manager under the management agreement after the expiration of any applicable cure period, or upon the filing of a bankruptcy petition or the occurrence of a similar event with respect to the property manager.

■
Release of Collateral.  Provided no event of default is then continuing under the Lincoln Square Shopping Center Loan, after the one year anniversary of the origination date, the borrower may obtain the release from the lien of the loan documents of one or more of the parcels containing the Black-Eyed Pea, Colter’s Barbeque, Plains Capital Bank, TGI Friday’s or Olive Garden tenants, subject to the satisfaction of certain conditions, including among others: (i) prepayment in an amount equal to the greater of (a) 120% of the allocated loan amount or (b) 90% of the net sales proceeds otherwise payable to the borrower from any sale of the release parcel, together with any applicable yield maintenance premium (or 1% of the portion of the loan amount prepaid, if greater), (ii) after giving effect to the release, the loan-to-value ratio (as calculated pursuant to the loan documents) for the remaining portion of the Lincoln Square Shopping Center Property is equal to or less than the lesser of (a) 60% and (b) the loan-to-value ratio immediately prior to the release, (iii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan agreement) for the remaining portion of the Lincoln Square Shopping Center Property for the twelve-month period preceding the end of the most recent fiscal quarter is equal to or greater than the greater of (a) 1.76x and (b) the debt service coverage ratio immediately prior to the release, and (iv) delivery of Rating Agency Confirmation.

In addition, the borrower may, at any time, obtain the release of a certain vacant, non-income producing parcel in connection with the conveyance of such parcel to one or more third parties, without the payment of a release price, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Lincoln Square Shopping Center Loan, (ii)(a) after giving effect to the release, the loan-to-value ratio (as calculated pursuant to the loan documents) for the remaining portion of the Lincoln Square Shopping Center Property is equal to or less than 125% or (b) the outstanding principal balance of the Lincoln Square Loan is paid down by the lesser of (1) the net sales proceeds as a result of the sale of the release parcel, (2) the fair market value of the release parcel at the time of release and (3) an amount such that the loan-to-value ratio of the remaining portion of the Lincoln Square Shopping Center Property does not increase as a result of the release and (iii) an opinion of counsel that any Trust REMIC will not fail to maintain its status as a REMIC. The borrower has notified the lender that it intends to obtain the release of the vacant parcel, which release is expected to occur in January 2012.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for Foreign and Domestic acts (as such terms are defined in TRIPRA or such similar or subsequent statute) in an amount equal to the full replacement cost of the Lincoln Square Shopping Center Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Lincoln Square Shopping Center Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of that insurance), and if the cost of terrorism insurance exceeds that amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Lincoln Square Shopping Center Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Lincoln Square Shopping Center Property are separately allocated under such blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RED ROSE COMMONS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RED ROSE COMMONS

PENNSYLVANIA RAIL SERVICE
Amtrak
LANCASTER AIRPORT
Red Rose Commons
1700 Fruitville Pike
Lancaster, PA 17601
Park City Center
Overlook Golf Course
Lancaster Amtrak Station
Clipper Magazine Stadium
Franklin & Marshall College
Lancaster Cemetery
Lancaster
Thaddeus Stevens College of Tech
Lancaster Country Club
Conestoga Pines Park
Lancaster Community Park
Conestoga Country Club
St Joseph's Roman Catholic Cemetery
Greenwood Cemetery
Riverview Cemetery
Lancaster County Central Park
Harrisburg
Lancaster
Philadelphia
Wilmington
Baltimore
York
MAP © 2011 CARTIFACT, INC. LOS ANGELES, CA · DATA © BROADMAP

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RED ROSE COMMONS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Originator	CGMRC
Location (City/State)	Lancaster, Pennsylvania	Cut-off Date Principal Balance	$29,673,339
Property Type	Retail	Cut-off Date Principal Balance per SF	$112.63
Size (SF)	263,452	Percentage of Initial Pool Balance	2.6%
Total Occupancy as of 11/10/2011	100%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/10/2011	100%	Type of Security	Fee Simple
Year Built / Latest Renovation	1998 / NAP	Mortgage Rate	5.1400%
Appraised Value	$40,300,000	Original Term to Maturity (Months	120
Original Amortization Term (Months)	360
Underwritten Revenues	$4,239,094
Underwritten Expenses	$1,241,891	Escrows
Underwritten Net Operating Income (NOI)	$2,997,203	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,754,321	Taxes	$171,249	$57,083
Cut-off Date LTV Ratio	73.6%	Insurance	$14,448	$3,622
Maturity Date LTV Ratio	61.3%	Replacement Reserves	$0	$4,171
DSCR Based on Underwritten NOI / NCF	1.53x / 1.41x	TI/LC(1)	$0	$16,685
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.3%	Other(2)	$15,994	$15,994

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,900,000	98.7%	Loan Payoff	$24,321,894	80.3%
Other Sources	395,898	1.3	Sponsor Equity Distribution	3,826,875	12.6
			Closing Costs	1,945,598	6.4
			Reserves	201,731	0.7
Total Sources	$30,295,898	100.0%	Total Uses	$30,295,898	100.0%

(1)	TI/LC Reserve capped at $550,000.
(2)	Other upfront and monthly reserves of $15,994 represent a condominium assessment reserve. See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Red Rose Commons Loan”) is evidenced by a note in the original principal amount of $29,900,000 and is secured by a first mortgage encumbering ten condominium units (the “Red Rose Commons Property”) in an anchored retail center located in Lancaster, Pennsylvania.  The Red Rose Commons Loan was originated by Citigroup Global Markets Realty Corp. on June 8, 2011 and represents approximately 2.6% of the Initial Pool Balance. The Red Rose Commons Loan has an outstanding principal balance as of the Cut-off Date of $29,673,339 and an interest rate of 5.1400% per annum.  The proceeds of the Red Rose Commons Loan were primarily used to refinance existing debt on the Red Rose Commons Property, pay closing costs, and return equity to the sponsor.

The Red Rose Commons Loan had an initial term of 120 months and has a remaining term of 113 months.  The Red Rose Commons Loan requires payments of principal and interest until maturity.  The scheduled maturity date is the due date in July 2021.  Voluntary prepayment of the Red Rose Commons Loan is permitted after April 6, 2021. Defeasance with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America is permitted at any time after the second anniversary of the securitization closing date.

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The Mortgaged Property. Red Rose Commons is comprised of 12 condominium units totaling 463,042 SF in an anchored retail center located in Lancaster, Pennsylvania. Ten of the 12 condominium units totaling 263,452 SF constitute collateral for the Red Rose Commons Loan. Red Rose Commons was constructed in 1998 and has a total of 2,349 parking spaces, which equates to a ratio of 5.07 parking spaces per thousand square feet. The Red Rose Commons Property has a total of 1,340 parking spaces, which equates to a ratio of 5.09 parking spaces per thousand square feet. Major tenants at the Red Rose Commons Property include Sports Authority, Home Goods, hhgregg, Office Max, and PetSmart. Two shadow anchors (Home Depot and Weis) own their respective improvements (condominium interest) at Red Rose Commons and do not constitute collateral for the Red Rose Commons Loan. As of November 10, 2011, the Total Occupancy and Owned Occupancy were both 100%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RED ROSE COMMONS

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Condominium. Red Rose Commons is subject to a land condominium regime. The condominium is comprised of twelve units, ten of which comprise the Red Rose Commons Property and are owned by the borrower. The borrower has a 57% undivided interest in the common elements, which consist primarily of parking, driveways, and landscaped areas. The borrower also has the right to appoint five of the seven directors of the condominium board. The condominium board cannot amend the condominium declaration without the written approval of the borrower and the two shadow anchors (Home Depot and Weis). No unit owner may unreasonably withhold written approval of an amendment approved by at least 70% of the condominium unit owners.  The Red Rose Commons Loan becomes full recourse to the sponsor if the condominium is terminated, partitioned, subdivided or expanded and/or the Red Rose Commons Property is withdrawn from the condominium association.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Red Rose Commons Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost
Sports Authority	NR / NR / B-	43,091	16.4%	$495,546	14.3%	$11.50	11/30/2013	$209	7.1%
Barnes & Noble	NR / NR / NR	26,306	10.0	460,355	13.3	17.50	1/31/2014	$321	6.5%
PetSmart	NR / NR / BB+	28,710	10.9	442,134	12.8	15.40	2/28/2014	NA	NA
hhgregg	NR / NR / NR	32,296	12.3	419,848	12.1	13.00	4/30/2020	$450	3.7%
Office Max	NR / B2 / B-	30,078	11.4	406,053	11.7	13.50	1/31/2014	NA	NA
Home Goods	NR / A3 / A	39,873	15.1	280,000	8.1	7.02	4/30/2021	NA	NA
Party City	NR / NR / NR	13,491	5.1	245,820	7.1	18.22	4/30/2014	$216	9.8%
Old Navy	BBB- / Baa3 / BB+	15,688	6.0	227,055	6.6	14.47	10/31/2018	$445	4.0%
Verizon Wireless(4)	A / A3 / A-	6,106	2.3	195,392	5.6	32.00	11/30/2020	NA	NA
Pep Boys(5)	NR / B2 /B	18,552	7.0	183,750	5.3	9.90	10/31/2018	NA	NA
Ten Largest Owned Tenants		254,191	96.5%	$3,355,954	97.0%	$13.20
Remaining Owned Tenants		9,100	3.5	104,000	3.0	11.43
Vacant Spaces (Owned Space)		161	0.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		263,452	100.0%	$3,459,954	100.0%	$13.14

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include shadow anchors.
(3)	Tenant sales as of trailing twelve months ended: 1/31/2011 - Sports Authority; 4/30/2011 – Barnes & Noble; 10/31/2011 – Party City; 11/30/2011 – Old Navy; 4/30/2011 – hhgregg.
(4)	Verizon Wireless may terminate its lease on 11/30/2017 with prior written notice no later than 5/31/2017.
(5)	Pep Boys may terminate their lease if the parking ratio falls below 4.5 spaces per 1,000 SF. The current parking ratio is 5.07 spaces per 1,000 SF.

The following table presents certain information relating to the lease rollover schedule at the Red Rose Commons Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	52,191	19.8	19.8%	599,547	17.3	11.49	2
2014	98,585	37.4	57.2%	1,554,362	44.9	15.77	4
2015	0	0.0	57.2%	0	0.0	0.00	0
2016	0	0.0	57.2%	0	0.0	0.00	0
2017	0	0.0	57.2%	0	0.0	0.00	0
2018	34,240	13.0	70.2%	410,805	11.9	12.00	2
2019	0	0.0	70.2%	0	0.0	0.00	0
2020	38,402	14.6	84.8%	615,240	17.8	16.02	2
2021	39,873	15.1	99.9%	280,000	8.1	7.02	1
2022 & Thereafter	0	0.0	99.9%	0	0.0	0.00	0
Vacant	161	0.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	263,452	100.0%		$3,459,954	100.0%	$13.14	11

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Borrower owned collateral space only. Does not include shadow anchors.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RED ROSE COMMONS

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Red Rose Commons Property:

Cash Flow Analysis(1)

	2009	2010	TTM 10/31/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,703,425	$2,977,703	$3,350,396	$3,459,954	$13.13
Contractual Rent Steps	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$2,703,425	$2,977,703	$3,350,396	$3,459,954	$13.13
Total Reimbursables	754,521	824,480	986,570	894,065	3.39
Other Income(3)	0	3,102	0	155,655	0.59
Vacancy & Credit Loss	0	(46,849)	0	(270,580)	(1.03)
Effective Gross Income	$3,457,946	$3,758,436	$4,336,966	$4,239,094	$16.09

Total Operating Expenses	$1,144,437	$1,218,192	$1,199,145	$1,241,891	$4.71

Net Operating Income	$2,313,509	$2,540,244	$3,137,821	$2,997,203	$11.38
TI/LC	0	0	0	192,826	0.73
Capital Expenditures	0	0	0	50,056	0.19
Net Cash Flow	$2,313,509	$2,540,244	$3,137,821	$2,754,321	$10.45

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 11/10/2011 rent roll.
(3)	Other income includes pro-rata reimbursement income for CAM, insurance and taxes paid monthly by the shadow anchors, Home Depot and Weis Markets, under the terms of the operating agreements.

■	Appraisal. According to the appraisal, the Red Rose Commons Property had an “as-is” appraised value of $40,300,000 as of an effective date of July 1, 2011.

■
Environmental Matters.  The Phase I environmental report dated July 1, 2011 noted that a third party was conducting an ongoing groundwater cleanup program (which had commenced in 1997) at Red Rose Commons but that, given the prior investigations and cleanup conducted to date,  no further investigation was required.  The Phase I environmental report did recommend that the third party be given continued access to complete its remediation program, and that such third party should abandon the existing groundwater monitoring wells when the remedial action is complete.

■
Market Overview and Competition.  The Red Rose Commons Property is located in the city of Lancaster, and partially in Manheim Township, in Lancaster County, Pennsylvania. Lancaster County is approximately 50 miles west of Philadelphia and had an estimated 2010 population of 509,865. The Red Rose Commons Property has 619 feet of frontage on Fruitville Pike (traffic count of 19,000 vehicles per day) and 705 feet of frontage on U.S. Route 30, a limited-access highway (traffic count of 93,500 vehicles per day). Per the appraisal, the 2010 population within a one-, three-, and five-mile radius of Red Rose Commons is 3,715, 100,255, and 161,942, respectively. The 2010 median household income within a one-, three-, and five-mile radius of the Red Rose Commons Property is $63,978, $50,325, and $55,634, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RED ROSE COMMONS

The following table presents certain information relating to the primary competition for the Red Rose Commons Property:

Competitive Set(1)

	Red Rose Commons	Lancaster Shopping Center(1)	Parkview Plaza(1)	Manor Shopping Center(1)
Distance from Subject	--	11.5 miles	1.7 miles	3.9 miles
Property Type	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail
Year Built / Renovated	1998 / NAP	NAV	NAV	NAV
Total GLA	263,452	106,892	143,275	242,852
Total Occupancy	100%	91%	97%	91%
Anchors / Significant Tenants	Sports Authority, Home Goods, hhgregg, Office Max, Petsmart	Giant supermarket, Michael’s	Jo-Ann Fabrics, TJ Maxx and Ollie’s Bargain Outlet	Regal Cinema, Big Lots, Weis Market
	Hawthorne Center(1)	Centerville Square(1)	Golden Triangle Shopping Center(1)	Shoppes at Kissel Village(1)
Distance from Subject	1.1 miles	4.8 miles	1.4 miles	5.0 miles
Property Type	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail
Year Built/Renovated	NAV	NAV	NAV	NAV
Total GLA	237,469	106,681	202,943	144,645
Total Occupancy	100%	99%	97%	97%
Anchors / Significant Tenants	Wal-Mart	Giant supermarket	LA Fitness	Giant supermarket

(1)	Source: Appraisal.

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The Borrower.  The borrower is Red Rose Commons Associates, L.P. a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Red Rose Commons Loan.  The borrower of the Red Rose Commons Loan is owned by PREIT Associates, L.P. (49% limited partner), Goldenberg Lancaster Investors, L.P. (24% limited partner), Goldenberg Lancaster Partners, L.P. (23% limited partner), Resource Realty Management, Inc. (2% limited partner), RRC General Inc. (1% Managing General Partner, with Kenneth N. Goldenberg as sole shareholder), and PR Red Rose, LLC (1% general partner), which is 100% owned by PREIT Associates, L.P.  The non-recourse carveout guarantors under the Red Rose Commons Loan are Kenneth N. Goldenberg and PREIT Associates, L.P.

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Escrows. At origination, the borrower funded an escrow reserve in the amount of $171,249 in respect of tax expenses, $14,448 in respect of insurance premiums, and $15,994 in respect of condominium assessments.  On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period; (ii) a condominium assessment reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay condominium assessments over the then succeeding twelve month period; (iii) a replacement reserve in an amount equal to $4,171; and (iv) a TI/LC reserve in an amount equal to $16,685 (subject to a cap of $550,000).

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Lockbox and Cash Management.  The Red Rose Commons Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account. On each business day, sums on deposit in the lockbox account are required to (i) provided no Red Rose Commons Trigger Period exists, be transferred to the borrower, or (ii) if a Red Rose Commons Trigger Period exists, be transferred to the cash management account and applied in accordance with the loan payment waterfall set forth in the loan agreement.

A “Red Rose Commons Trigger Period” means a period commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (as defined pursuant to the loan documents) being less than 1.30x and (iii) the commencement of a Specified Tenant Trigger Period; and expiring upon (x) with regard to any Red Rose Commons Trigger Period commenced in connection with clause (i) above, the cure of the applicable event of default, (y) with regard to any Red Rose Commons Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.30x for two (2) consecutive calendar quarters and (z) with regard to any Red Rose Commons Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RED ROSE COMMONS

“Specified Tenant Trigger Period” means a period (A) commencing upon any date on which two (2) or more leases involving Specified Tenants are the subject of one or more Specified Tenant Triggers; and (B) expiring upon any date on which lender has received evidence that the Specified Tenant Trigger Period has ended for one (1) or more of the foregoing tenant leases, provided that not more than one (1) of those tenant leases remains the subject of a Specified Tenant Trigger at such time.

“Specified Tenant” means, individually, each of the following: (i) Gregg Appliances, Inc., an Indiana corporation; (ii) PETsMART Inc., a Delaware corporation; (iii) OfficeMax Inc., an Ohio corporation; (iv) The Sports Authority, Inc., a Delaware corporation; and (v) HomeGoods, Inc., a Delaware corporation.

“Specified Tenant Trigger” means any of the following: (i) the applicable tenant being in default under its lease beyond applicable notice and cure periods, (ii) the applicable tenant failing to be in actual, physical possession of the applicable tenant space, failing to be open to the public for business during customary hours and/or “going dark”, (iii) the applicable tenant giving notice that it is terminating its lease for all or any portion of the applicable space, (iv) any termination or cancellation of the applicable tenant’s lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or such tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of the applicable tenant or (vi) the applicable tenant failing to provide written notice to borrower, on or prior to the earliest to occur of (a) the date on which such tenant’s lease expires, (b) the date on which such tenant accrues any right to terminate its lease without cause, or (c) the date on which the applicable renewal notice period under such tenant’s lease expires.

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Property Management.  The Red Rose Commons Property is currently managed by Goldenberg Management, Inc., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the borrower may replace the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, to the extent that (i) no event of default has occurred and is continuing, (ii) lender receives at least thirty (30) days prior written notice, and (iii) the applicable replacement property manager is an affiliate of PREIT Associates, L.P. or another property manager approved by lender in writing (which approval may be conditioned upon lender’s receipt of Rating Agency Confirmation). Upon the occurrence of an event of default or Red Rose Trigger Period, a default by the property manager under the management agreement beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower must maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Red Rose Commons Property, plus twelve (12) months of business interruption coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREAT NORTHERN CORPORATE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		AMF I
Location (City/State)	North Olmsted, Ohio	Cut-off Date Principal Balance		$20,519,456
Property Type	Office	Cut-off Date Principal Balance per SF		$75.71
Size (SF)	271,011	Percentage of Initial Pool Balance		1.8%
Total Occupancy as of 9/26/2011	92.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/26/2011	92.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1985, 1987, 1999 / NAP	Mortgage Rate		6.1500%
Appraised Value	$27,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
Underwritten Revenues	$5,289,967
Underwritten Expenses	$2,537,172	Escrows
Underwritten Net Operating Income (NOI)	$2,752,795		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,325,686	Taxes	$356,250	$71,250
Cut-off Date LTV Ratio	74.9%	Insurance	$14,340	$4,780
Maturity Date LTV Ratio	58.5%	Replacement Reserves	$0	$7,974
DSCR Based on Underwritten NOI / NCF	1.70x / 1.44x	TI/LC(1)	$0	$22,782
Debt Yield Based on Underwritten NOI / NCF	13.4% / 11.3%	Other(2)	$1,338,726	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,600,000	70.8%	Purchase Price	$26,650,000	91.6%
Sponsor Equity	7,806,385	26.8	Reserves	1,709,316	5.9
Other Sources	681,337	2.3	Closing Costs	728,406	2.5

Total Sources	$29,087,722	100.0%	Total Uses	$29,087,722	100.0%

(1)	TI/LC Reserve has a cap of $300,000.
(2)
Other reserves represent Renal Care Group amendment funds ($807,121), Palmer Holland & Renal Care Group TI/LC ($355,981.32) and Palmer Holland & Cargill rent concession ($175,624). Since origination, the Renal Care Group amendment funds’ release provisions have been met and these funds have been partially released to the borrower with the remainder being redistributed into the TI/LC reserve.

The following table presents certain information relating to the tenants at the Great Northern Corporate Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
Factory Mutual Insurance	AA / NR / A	40,030	14.8%	$820,615	16.9%	$20.50	4/30/2021
United Transportation Union	NR / NR / NR	37,702	13.9	640,934	13.2	17.00	5/31/2022
Advanstar Communications Inc.	NR / Caa2 / CC	32,101	11.8	625,970	12.9	19.50	3/31/2018
Cargill Incorporated(2)	A / A2 / A	30,632	11.3	499,740	10.3	16.31	8/31/2018
RCG University Division(3)	BB+ / Ba1 / BB	19,978	7.4	446,908	9.2	22.37	6/30/2019
Palmer Holland, Inc.	NR / NR / NR	16,397	6.1	303,345	6.3	18.50	5/31/2021
CommutAir Continental	NR / NR / NR	8,149	3.0	179,711	3.7	22.05	4/30/2014
Professional Travel, Inc.	NR / NR / NR	7,944	2.9	175,313	3.6	22.07	1/31/2018
BCFL Holdings, Inc.(4)	NR / NR / NR	9,872	3.6	167,824	3.5	17.00	11/30/2015
First Place Bank	NR / NR / NR	7,155	2.6	137,734	2.8	19.25	1/31/2013
Ten Largest Tenants		209,960	77.5%	$3,998,092	82.4%	$19.04
Remaining Tenants		41,885	15.5	851,637	17.6	20.33
Vacant		19,166	7.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		271,011	100.0%	$4,849,729	100.0%	$19.26

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Effective March 1, 2012, Cargill Incorporated’s per SF rental rate increases to $20.00 psf from $16.31 psf. Additionally, Cargill Incorporated has provided written notice of its intent to surrender 8,506 SF of temporary space that was originally intended to be used for a 26-month term expiring in 2012.

(3)
Pursuant to the RCG University Division seventh lease amendment, executed 11/30/2011, effective July 1, 2012, this tenant will pay a per SF rental rate of $23.46 psf based on the revised 19,437 square footage and its lease expiration date will be extended to 4/30/2022 from 6/30/2019. As a result, no tenant rollover for this leased space is anticipated in 2019 despite the above table which was based on the terms of this tenant’s lease prior to the execution of the seventh amendment. RCG will be consolidating its premises within the property and as a result its total net rentable area will be reduced by 541 SF (0.2%) from 19,978 SF to 19,437 SF as a result of the execution of the seventh lease amendment.

(4)	Effective December 1, 2011, BCFL Holdings, Inc.’s per SF rental rate increases to $17.50 psf from $17.00 psf.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

GREAT NORTHERN CORPORATE CENTER

The following table presents the lease rollover schedule at the Great Northern Corporate Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2011	662	0.2	0.2%	13,902	0.3	21.00	1
2012(3)	21,316	7.9	8.1%	414,186	8.5	19.43	5
2013	7,155	2.6	10.7%	138,534	2.9	19.36	4
2014	24,109	8.9	19.6%	482,177	9.9	20.00	8
2015	15,575	5.7	25.4%	273,887	5.6	17.59	4
2016	6,460	2.4	27.8%	122,740	2.5	19.00	1
2017	0	0.0	27.8%	0	0.0	0.00	0
2018	62,171	22.9	50.7%	1,162,253	24.0	18.69	6
2019(4)	19,978	7.4	58.1%	446,908	9.2	22.37	2
2020	0	0.0	58.1%	0	0.0	0.00	0
2021	56,717	20.9	79.0%	1,153,960	23.8	20.35	4
2022 & Thereafter	37,702	13.9	92.9%	641,184	13.2	17.01	4
Vacant	19,166	7.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	271,011	100.0%		$4,849,729	100.0%	$19.26	39

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Lease expiration schedule is based on the 9/26/2011 rent roll.
(3)
Effective March 1, 2012, Cargill Incorporated’s per SF rental rate increases to $20.00 psf from $16.31 psf. Additionally, Cargill Incorporated has provided written notice of its intent to surrender 8,506 SF of temporary space that was originally intended to be used for a 26-month term expiring in 2012.

(4)
Pursuant to the RCG University Division seventh lease amendment executed 11/30/2011, effective July 1, 2012, this tenant will pay a per SF rental rate of $23.46 psf based on revised square footage and its lease expiration date will be extended to 4/30/2022 from 6/30/2019. As a result, no tenant rollover for this leased space is anticipated in 2019 despite the above table which was based on the terms of this tenant’s lease prior to the execution of the seventh amendment. RCG will be consolidating its premises within the subject property and as a result its total net rentable area will be reduced by 541 SF (0.2%) from 19,978 SF to 19,437 SF as a result of the execution of the seventh lease amendment.

The following table presents certain information relating to historical leasing at the Great Northern Corporate Center Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	91.3%	91.6%	94.1%

(1)	As provided by the borrower and reflects the weighted average occupancy across Buildings I-III throughout 2008 to 2010.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Great Northern Corporate Center Property:

Cash Flow Analysis(1)

	2009	2010	TTM 8/30/2011	Underwritten	Underwritten $ per SF
Base Rent	$5,268,301	$4,584,255	$4,369,523	$4,779,479	$17.64
Gross Up Vacancy	0	0	0	596,688	2.20
Total Rent	$5,268,301	$4,584,255	$4,369,523	$5,376,167	$19.84
Total Reimbursables	476,315	515,330	502,456	505,151	1.86
Other Income	1,037	1,150	5,337	5,337	0.02
Vacancy & Credit Loss	(442,537)	(272,763)	0	(596,688)	(2.20)
Prior Yr. Reconciliation	(7,835)	(29,664)	240,000	0	0.00
Bad Debt	0	4,233	3,804	0	0.00
Effective Gross Income	$5,295,281	$4,802,541	$5,121,120	$5,289,967	$19.52

Total Operating Expenses	$2,360,425	$2,530,749	$2,530,096	$2,537,172	$9.36

Net Operating Income	$2,934,856	$2,271,792	$2,591,024	$2,752,795	$10.16
TI/LC	0	0	0	331,427	1.22
Capital Expenditures	0	0	0	95,683	0.35
Net Cash Flow	$2,934,856	$2,271,792	$2,591,024	$2,325,686	$8.58

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		AMF I
Location (City/State)	Charleston, West Virginia	Cut-off Date Principal Balance		$19,918,485
Property Type	Office	Cut-off Date Principal Balance per SF		$70.78
Size (SF)	281,420	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 12/20/2011	91.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/20/2011	91.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1968/NAP	Mortgage Rate		5.9200%
Appraised Value	$28,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$4,596,502
Underwritten Expenses	$2,372,390	Escrows
Underwritten Net Operating Income (NOI)	$2,224,112		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,035,248	Taxes	$46,726	$23,363
Cut-off Date LTV Ratio	69.9%	Insurance	$5,281	$5,281
Maturity Date LTV Ratio	59.4%	Replacement Reserve(1)	$150,000	$0
DSCR Based on Underwritten NOI / NCF	1.56x / 1.43x	TI/LC(2)	$1,600,000	$0
Debt Yield Based on Underwritten NOI / NCF	11.2% / 10.2%	Other(3)	$2,128,628	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,990,000	70.8%	Purchase Price	$23,650,000	83.7%
Sponsor Equity	5,854,579	20.7	Reserves	3,930,634	2.4
Other Sources	2,402,350	8.5	Closing Costs	666,294	13.9

Total Sources	$28,246,929	100.0%	Total Uses	$28,246,929	100.0%

(1)	Replacement Reserve has a cap of $150,000.
(2)	TI/LC Reserve has a cap of $500,000.
(3)	Other upfront reserve represents an upfront deferred maintenance reserve ($415,593), a property improvement reserve ($200,000) and a rent concession reserve ($1,513,035).

The following table presents certain information relating to the tenants at the Chase Tower Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
Steptoe & Johnson(2)	NR / NR / NR	65,336	23.2%	$1,059,246	23.5%	$16.21	3/31/2018
JP Morgan Chase(3)	AA- / Aa3 / A	36,464	13.0	593,491	13.2	16.28	9/30/2021
Kay Casto & Chaney	NR / NR / NR	25,118	8.9	514,920	11.4	20.50	5/31/2018
Appalachian Power Company(4)	BBB / Baa2 / BBB	18,595	6.6	426,756	9.5	22.95	12/31/2018
Central Parking Systems(5)	NR / B3 / CCC	29,638	10.5	321,852	7.2	10.86	8/31/2012
Northeast Natural Energy(6)	NR / NR / NR	12,948	4.6	280,972	6.2	21.70	10/31/2021
Huddleson Bolen(7)	NR / NR / NR	12,946	4.6	245,922	5.5	19.00	10/31/2016
Dixon Hughes PLLC(8)	NR / NR / NR	13,700	4.9	235,950	5.2	17.22	12/31/2014
Gray Griffith & Mays(9)	NR / NR / NR	9,771	3.5	171,935	3.8	17.60	11/30/2014
Verizon(10)	A / A3 / A-	8,562	3.0	160,591	3.6	18.76	7/31/2015
Ten Largest Tenants		233,078	82.8%	$4,011,635	89.1%	$17.21
Remaining Tenants		25,639	9.1	489,086	10.9	19.08
Vacant		22,703	8.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants(11)		281,420	100.0%	$4,500,721	100.0%	$17.40

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Steptoe & Johnson leases 5 storage spaces totaling 13,278 SF with psf weighted average rental rate of $6.89 psf.  Per the second amendment to this tenant’s lease that was executed on 11/30/2011, its total area increased by 256 SF to 65,592 SF of which 52,314 SF is office space which is leased at a rate of $18.50 psf. The expiration date for the entire leased premises is 3/31/2018.

(3)
JP Morgan Chase leases 2 storage spaces totaling 8,042 SF at a rate of $5.52 psf. This tenant occupies 28,422 SF of office space which is leased at a rate of $19.32 psf. The expiration date for the entire leased premises is 9/30/2021. Commencing September 2016, this tenant has the right to terminate the lease with respect to 4,162 SF (yielding $78,828 in annual rental revenue) upon 90 days prior notice. In May 2012, May 2014, May 2016, May 2018 and May 2020, tenant has the right to terminate this lease with respect to 2,683 SF (totaling $50,816 in annual rental revenue) upon 90 days prior notice.

(4)	Appalachian Power Company has the one time right to terminate after year 7 (11/30/2015) with 360 days prior notice and a termination fee equal to $400,000.
(5)	Per the lease with Central Parking Systems the contractual rate is $29,166.67 per month - the seller agreed to give Verizon free parking space and the above rent is now what the tenant is paying.
(6)	Northeast Natural Energy has the right to terminate after lease years 5 and 7 if tenant pays unamortized leasing costs and 3 months’ rent.
(7)
Huddleson Bolen leases 1 storage space totaling 446 SF on a month-to-month basis at a rate of $4.87 psf.  This tenant also occupies 1 office suite totaling 12,500 SF at a rate of $19.50 psf. The expiration date for this space is 10/31/2016. Huddleson Bolen has the right to terminate as of 11/1/2011 with 180 days prior notice and a termination fee equal to 3 months’ rent and unamortized TI/LCs.

(8)
Dixon Hughes PLLC leases 1 storage space totaling 1,065 SF at a rate of $8.00 psf on month-to-month basis. This tenant also occupies 1 office suite totaling 12,635 SF at a rate of $18.00 psf. The expiration date for this space is 12/31/2014. Dixon Hughes PLLC has the right to terminate after the first 5 years of the lease with at least 6 months prior notice and a termination fee equal to 6 months’ rent and unamortized TI/LCs.

(9)
Gray Griffith & Mays leases 1 storage space totaling 654 SF at a rate of $5.00 psf. This tenant occupies 9,117 SF of office space at a rate of $18.50 psf. The expiration date for the entire premises is 11/30/2014.

(10)
Verizon leases 1 storage space totaling 1,699 SF at a rate of $10.46 psf. This tenant also occupies an office suite totaling 6,863 SF at a rate of $20.81 psf. The expiration date for the entire premises is 07/31/2015. Verizon  has the right to terminate after year 5 (8/1/2013) with 270 days prior notice and a termination fee equal to unamortized landlord costs.

(11)	Chase Tower’s total net rentable area increased by 256 SF to 281,676 following the execution of Steptoe & Johnson’s second amendment on 11/30/2011.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CHASE TOWER

The following table presents the lease rollover schedule at the Chase Tower Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,511	0.5%	0.5%	$10,692	0.2%	$7.08	2
2011	1,008	0.4	0.9%	20,160	0.4	20.00	1
2012	34,397	12.2	13.1%	420,447	9.3	12.22	4
2013	6,968	2.5	15.6%	135,876	3.0	19.50	1
2014	26,803	9.5	25.1%	489,796	10.9	18.27	5
2015	8,562	3.0	28.2%	160,591	3.6	18.76	2
2016	12,500	4.4	32.6%	243,750	5.4	19.50	1
2017	8,507	3.0	35.6%	144,024	3.2	16.93	1
2018	109,049	38.7	74.4%	2,000,922	44.5	18.35	11
2019	0	0.0	74.4%	0	0.0	0.00	0
2020	0	0.0	74.4%	0	0.0	0.00	0
2021	49,412	17.6	91.9%	874,463	19.4	17.70	6
2022 & Thereafter	0	0.0	91.9%	0	0.0	0.00	0
Vacant(2)	22,703	8.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	281,420	100.0%		$4,500,721	100.0%	$17.40	34

(1)	Calculated based on approximate square footage occupied by each Owned Tenant per December 2011 rent roll.
(2)	Includes 2,292 SF management office space occupied by Cassidy & Pinkard Colliers (suite 0216) which does not have a contractual lease expiration date.

The following table presents certain information relating to historical leasing at the Chase Tower Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	88.0%	88.0%	90.0%

(1)	As provided by the borrower and reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Chase Tower Property:

Cash Flow Analysis(1)

	2010	TTM 6/30/2011	Underwritten(2)	Underwritten $ per SF(2)
In-Place Rent	$3,851,696	$3,890,786	$4,009,521	$14.25
Expense Recoveries	23,192	12,238	84,760	0.30
Vacant Gross Up	0	0	353,503	1.26
Credit Tenant Rent Bumps	0	0	11,022	0.04
In Place Storage Rent	109,578	116,999	169,347	0.60
Storage Vacant Gross Up	0	0	21,830	0.08
Gross Revenue	$3,984,466	$4,020,023	$4,649,982	$16.52
Less Actual Vacancy	(44,132)	0	(375,333)	(1.33)
Net Rental Collections	3,940,334	4,020,023	4,274,650	15.19
Parking Income	321,303	322,541	321,852	1.14
Total Income	$4,261,637	$4,342,564	$4,596,502	$16.33

Total Operating Expenses	$2,266,034	$2,299,018	$2,372,390	$8.43

Net Operating Income	$1,995,603	$2,043,547	$2,224,112	$7.90
TI/LC	0	0	151,097	0.54
Replacement Reserves	0	0	37,767	0.13
Net Cash Flow	$1,995,603	$2,043,547	$2,035,248	$7.23

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)
Underwritten cash flow is based on the August 2011 rent roll with rent steps through January 2012. Per SF calculations based on approximate square footage occupied by each Owned Tenant per December 2011 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

OLYMPIA MEDICAL PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		CGMRC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance		$19,900,157
Property Type	Office	Cut-off Date Principal Balance per SF		$221.17
Size (SF)	89,977	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 8/1/2011	84.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/1/2011	84.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1984 / 2010	Mortgage Rate		6.0300%
Appraised Value	$35,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$3,950,123
Underwritten Expenses	$1,401,693	Escrows
Underwritten Net Operating Income (NOI)	$2,548,430		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,267,423	Taxes	$108,183	$21,637
Cut-off Date LTV Ratio	55.9%	Insurance	$0	$0
Maturity Date LTV Ratio	47.7%	Replacement Reserves	$0	$1,650
DSCR Based on Underwritten NOI / NCF	1.77x / 1.57x	TI/LC(1)	$500,000	$12,500
Debt Yield Based on Underwritten NOI / NCF	12.8% / 11.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,990,000	99.8%	Loan Payoff	$14,950,171	74.6%
Other Sources	50,000	0.2	Sponsor Equity Distribution	4,085,569	20.4
			Reserves	608,183	3.0
			Closing Costs	396,078	2.0
Total Sources	$20,040,000	100.0%	Total Uses	$20,040,000	100.0%

(1)	TI/LC reserves are capped at $500,000.

The following table presents certain information relating to the tenants at the Olympia Medical Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration
Olympia Healthcare, LLC(2)	NR / NR / NR	24,532	27.3%	$956,748	30.6%	$39.00	7/31/2026
Synergy Hematology Oncology Assoc.	NR / NR / NR	10,095	11.2	400,671	12.8	39.69	03/31/2014
Ludmilla, Bess, M.D.	NR / NR / NR	5,123	5.7	212,074	6.8	41.40	02/28/2014
Yakov Treyzon, M.D.	NR / NR / NR	4,363	4.8	183,814	5.9	42.13	6/17/2012
Michael D. Smith, M.D.	NR / NR / NR	4,282	4.8	210,161	6.7	49.08	10/31/2012
Nassir Medical Group	NR / NR / NR	3,047	3.4	138,417	4.4	45.43	MTM
Peter Ruane	NR / NR / NR	2,739	3.0	115,538	3.7	42.18	03/31/2012
Jonathan M. Engel, DDS	NR / NR / NR	2,623	2.9	123,922	4.0	47.24	01/31/2019
Dr. Robert M. Karns	NR / NR / NR	2,161	2.4	80,130	2.6	37.08	09/30/2020
Jaseng Holdings Corp.	NR / NR / NR	2,013	2.2	79,135	2.5	39.31	09/30/2015
Ten Largest Tenants		60,978	67.8%	$2,500,608	80.0%	$41.01
Remaining Tenants		14,747	16.4	624,841	20.0	42.37
Vacant(3)		14,252	15.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		89,977	100.0%	$3,125,449	100.0%	$41.27

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Affiliates of the borrower have entered into a master lease with the borrower for 10 units totaling approximately 24,532 square feet at the Mortgaged Property, which represents approximately 27.3% of the total net rentable area. The 10 borrower affiliates sublease their individual premises under the master lease, and each sublease is guaranteed individually by the tenant.

(3)	Vacant space is based on the underwritten rent roll and includes 280 SF (0.3% of GLA) occupied by the on-site engineer. Actual occupancy was 84.5% as of 8/1/2011.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

OLYMPIA MEDICAL PLAZA

The following table presents the lease rollover schedule at the Olympia Medical Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	6,198	6.9%	6.9%	$257,342	8.2%	$41.52	4
2012	17,584	19.5	26.4%	788,687	25.2	44.85	7
2013	3,574	4.0	30.4%	157,268	5.0	44.00	3
2014	16,216	18.0	48.4%	649,824	20.8	40.07	3
2015	2,837	3.2	51.6%	111,528	3.6	39.31	2
2016	0	0.0	51.6%	0	0.0	0.00	0
2017	0	0.0	51.6%	0	0.0	0.00	0
2018	0	0.0	51.6%	0	0.0	0.00	0
2019	2,623	2.9	54.5%	123,922	4.0	47.24	1
2020	2,161	2.4	56.9%	80,130	2.6	37.08	1
2021	0	0.0	56.9%	0	0.0	0.00	0
2022 & Thereafter	24,532	27.3	84.2%	956,748	30.6	39.00	9
Vacant(2)	14,252	15.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	89,977	100.0%		$3,125,449	100.0%	$41.27	30

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Vacant space is based on the underwritten rent roll and includes 280 SF (0.3% of GLA) occupied by the on-site engineer. Actual occupancy was 84.5% as of 8/1/2011.

The following table presents certain information relating to historical leasing at the Olympia Medical Plaza Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	77.0%	84.0%	87.0%

(1)	As provided by the borrower and reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Olympia Medical Plaza Property:

Cash Flow Analysis(1)

	2009	2010	TTM 5/31/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,603,282	$2,924,721	$2,875,425	$3,086,565	$34.30
Contractual Rent Steps	0	0	0	38,884	0.43
Gross Up Vacancy	0	0	0	598,584	6.65
Total Rent	$2,603,282	$2,924,721	$2,875,425	$3,724,033	$41.39
Total Reimbursables	48,230	13,745	10,560	11,314	0.13
Parking Income	861,651	871,357	870,599	813,360	9.04
Other Income	5,116	66	33	0	0.00
Less Vacancy & Credit Loss	0	0	0	(598,584)	(6.65)
Effective Gross Income	$3,518,279	$3,809,889	$3,756,617	$3,950,123	$43.90

Total Operating Expenses	$1,251,623	$1,245,866	$1,265,961	$1,401,693	$15.58

Net Operating Income	$2,266,656	$2,564,023	$2,490,656	$2,548,430	$28.32
TI/LC	0	0	0	263,012	2.92
Capital Expenditures	0	0	0	17,995	0.20
Net Cash Flow	$2,266,656	$2,564,023	$2,490,656	$2,267,423	$25.20

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 8/1/2011 rent roll with rent steps through 2/1/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CJL REALTY PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Originator		CGMRC
Location (City/State)	Various, Pennsylvania	Cut-off Date Principal Balance		$17,618,785
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$111,511.30
Size (Units)	158	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 9/9/2011	93.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/9/2011	93.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		5.7600%
Appraised Value	$26,135,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$2,777,113
Underwritten Expenses	$1,057,632	Escrows
Underwritten Net Operating Income (NOI)	$1,719,481		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,679,981	Taxes	$223,187	$27,898
Cut-off Date LTV Ratio	67.4%	Insurance	$13,226	$2,204
Maturity Date LTV Ratio	56.9%	Replacement Reserves	$86,748	$3,292
DSCR Based on Underwritten NOI / NCF	1.39x / 1.36x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.5%	Other(1)	$96,463	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,650,000	99.6%	Loan Payoff	$14,333,094	80.9%
Other Sources	75,000	0.4	Sponsor Equity Distribution	2,443,796	13.8
			Closing Costs	528,486	3.0
			Reserves	419,623	2.4
Total Sources	$17,725,000	100.0%	Total Uses	$17,725,000	100.0%

(1)	Other reserve represents a deferred maintenance reserve.

The following tables present certain information relating to the CJL Realty Portfolio Properties:

Property Name	Property Type	City	State	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	# of Units	Occupancy(1)	Year Built	Appraised Value	Underwritten NCF
Summer Hill	Garden	Doylestown	PA	$12,527,805	71.1%	75	93.3%	1999, 2000	$19,200,000	$1,197,515
Amity Commons	Garden	Douglassville	PA	4,392,218	24.9	66	90.9%	1971	6,000,000	423,746
Heritage House	Garden	Lansdale	PA	698,762	4.0	17	100.0%	1965-1967	935,000	58,719
Total / Wtd. Avg.				$17,618,785	100.0%	158	93.0%		$26,135,000	$1,679,981

(1)	Occupancy based on 9/9/2011 rent rolls.

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent	Total Yearly Market Rent	Average Monthly Actual Rent	Total Yearly Actual Rent
Summer Hill
2 Bed - Unfinished Basement, No Garage	10	1,414	$1,775	$213,000	$1,782	$213,840
2 Bed+Den -Finished Basement, Garage	25	1,921	$2,150	$645,000	$2,150	$645,000
2 Bed+Den - No Basement, Garage	20	1,921	$2,250	$540,000	$2,242	$538,080
3 Bed - Finished Basement, Garage	12	1,921	$2,300	$331,200	$2,311	$332,784
3 Bed - No Basement, Garage	8	1,921	$2,400	$230,400	$2,501	$240,096
Amity Commons
2 Bed Townhouse	44	891	$1,025	$541,200	$1,002	$529,056
3 Bed Townhouse	21	856	$1,050	$264,600	$1,018	$256,536
4 Bed Townhouse	1	1,188	$1,100	$13,200	$1,095	$13,140
Heritage House
1 Bed	11	495	$810	$106,920	$810	$106,920
2 Bed	6	587	$900	$64,800	$883	$63,576
Total / Wtd. Avg.	158	1,306	$1,556	$2,950,320	$1,550	$2,939,028

Source: Appraisal

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CJL REALTY PORTFOLIO

The following table presents certain information relating to historical leasing at the CJL Realty Portfolio Properties:

Historical Leased %(1)

Property Name		12/31/2008	12/31/2009	12/31/2010
Summer Hill	Owned Space	91.2%	95.1%	96.5%
Amity Commons	Owned Space	95.0%	93.2%	95.9%
Heritage House	Owned Space	88.8%	96.5%	87.2%

(1)	As provided by the borrower and represents economic occupancy as of December 31 for each respective year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the CJL Realty Portfolio Properties:

Cash Flow Analysis(1)

	2009	2010	TTM 6/30/2011	Underwritten	Underwritten $ per Unit
Base Rent	$2,807,609	$2,830,587	$2,854,181	$2,724,180	$17,242
Gross Up Vacancy	0	0	0	187,500	1,187
Vacancy and Credit Loss	(249,559)	(212,524)	(224,440)	(298,666)	(1,890)
Total Rent Revenue	$2,558,051	$2,618,063	$2,629,741	$2,613,014	$16,538
Miscellaneous Revenue	111,449	152,606	164,099	164,099	1,039
Effective Gross Income	$2,669,500	$2,770,669	$2,793,840	$2,777,113	$17,577

Total Operating Expenses	$1,086,741	$1,030,131	$1,042,681	$1,057,632	$6,694

Net Operating Income	$1,582,758	$1,740,538	$1,751,159	$1,719,481	$10,883
Replacement Reserves	0	0	0	39,500	250
Net Cash Flow	$1,582,758	$1,740,538	$1,751,159	$1,679,981	$10,633

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EAGLE GLEN PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		GSMC
Location (City/State)	Corona, California	Cut-off Date Principal Balance		$16,982,126
Property Type	Retail	Cut-off Date Principal Balance per SF		$177.31
Size (SF)	95,778	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 11/1/2011(1)	97.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2011(1)	97.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	2003 / NAP	Mortgage Rate		4.8850%
Appraised Value	$24,450,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
Underwritten Revenues	$2,726,726
Underwritten Expenses	$894,737	Escrows
Underwritten Net Operating Income (NOI)	$1,831,989		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,752,186	Taxes	$179,137	$35,827
Cut-off Date LTV Ratio	69.5%	Insurance	$17,163	$2,145
Maturity Date LTV Ratio	64.4%	Replacement Reserves	$0	$1,197
DSCR Based on Underwritten NOI / NCF	1.69x / 1.61x	TI/LC(2)	$100,000	$6,250
Debt Yield Based on Underwritten NOI / NCF	10.8% / 10.3%	Other(3)	$147,068	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,100,000	84.6%	Loan Payoff	$19,594,003	97.0%
Sponsor Equity	3,108,306	15.4	Reserves	443,367	2.2
			Closing Costs	170,936	0.8
Total Sources	$20,208,306	100.0%	Total Uses	$20,208,306	100.0%

(1)
Corky’s (4,800 SF) has taken possession of the space and the space is currently under construction. Opening is expected in March 2012. Corky’s is currently not paying rent.  We cannot assure you Corky’s will open in March 2012 as expected.

(2)	TI/LC reserve has a cap of $225,000.
(3)
Upfront other reserves represent an unfunded obligations reserve ($144,868 which represents approximately 125% of 8 months rent payable under Corky’s lease), and a deferred maintenance reserve ($2,200).

The following table presents certain information relating to the anchor tenants at the Eagle Glen Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Anchors
Stater Brothers Market	NR / B2 / B+	43,718	45.6%	Yes	$897,748	$20.53	6/30/2023	$767	2.7%
Total Anchors		43,718	45.6%

Occupied In-line(3)		36,713	38.3%	Yes	$1,461,784	$39.82
Occupied Outparcel		12,957	13.5%	Yes	$418,795	$32.32
Vacant Spaces		2,390	2.5%	Yes	$0	$0.00
Total Owned SF		95,778	100.0%
Total SF		95,778	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales for the Stater Brothers Market are as of December 31, 2010.
(3)
Corky’s (4,800 SF) has taken possession of the space and the space is currently under construction. Opening is expected in March 2012. Corky’s is currently not paying rent.  We cannot assure you Corky’s will open in March 2012 as expected.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EAGLE GLEN PLAZA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Eagle Glen Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Stater Brothers Market	NR / B2 / B+	43,718	45.6%	$720,000	34.3%	$16.47	6/30/2023	$767	2.7%
Corky’s(3)	NR / NR / NR	4,800	5.0	123,840	5.9	25.80	7/1/2021	NA	NA
Mobil Oil	AAA / NR / AAA	5,326	5.6	107,250	5.1	20.14	4/30/2030	NA	NA
Wells Fargo Bank N.A.	AA- / A2 / A+	5,000	5.2	95,200	4.5	19.04	5/31/2019	NA	NA
Massage Envy	NR / NR / NR	2,880	3.0	81,873	3.9	28.43	8/31/2018	NA	NA
Jack In The Box, Inc.	NR / NR / NR	2,631	2.7	79,062	3.8	30.05	6/30/2023	NA	NA
New York Pizza Department, Inc.	NR / NR / NR	2,052	2.1	71,037	3.4	34.62	8/31/2013	NA	NA
Real Pros Real Estate Group, Inc.	NR / NR / NR	4,076	4.3	70,551	3.4	17.31	7/31/2012	NA	NA
Pediatric Partners	NR / NR / NR	1,900	2.0	69,445	3.3	36.55	8/31/2013	NA	NA
ATC Taekwondo Centers, Inc.	NR / NR / NR	2,500	2.6	69,000	3.3	27.60	12/31/2014	NA	NA
Ten Largest Owned Tenants		74,883	78.2%	$1,487,258	70.9%	$19.86
Remaining Owned Tenants		18,505	19.3	610,342	29.1	32.98
Vacant Spaces (Owned Space)		2,390	2.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		95,778	100.0%	$2,097,600	100.0%	$22.46

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of December 31, 2010.
(3)
Corky’s has taken possession of the space and the space is currently under construction. Opening is expected in March 2012. Corky’s is currently not paying rent. We cannot assure you Corky’s will open in March 2012 as expected.  The lender escrowed $244,868 (125% of 8 months of total rent equaling $144,868 plus a tenant improvement allowance of $100,000). This escrowed amount will be released once tenant is in occupancy, open for business and paying full rent, and delivers a clean estoppel.

The following table presents the lease rollover schedule at the Eagle Glen Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	4,076	4.3	4.3%	70,551	3.4	17.31	1
2013	14,196	14.8	19.1%	486,002	23.2	34.24	10
2014	3,986	4.2	23.2%	131,906	6.3	33.09	3
2015	2,645	2.8	26.0%	85,098	4.1	32.17	2
2016	0	0.0	26.0%	0	0.0	0.00	0
2017	0	0.0	26.0%	0	0.0	0.00	0
2018	4,880	5.1	31.1%	145,527	6.9	29.82	2
2019	5,000	5.2	36.3%	95,200	4.5	19.04	1
2020	0	0.0	36.3%	0	0.0	0.00	0
2021	6,930	7.2	43.6%	177,005	8.4	25.54	2
2022 & Thereafter	51,675	54.0	97.5%	906,312	43.2	17.54	3
Vacant	2,390	2.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	95,778	100.0%		$2,097,600	100.0%	$22.46	24

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

EAGLE GLEN PLAZA

The following table presents certain information relating to historical leasing at the Eagle Glen Plaza Property:

Historical Leased %(1)

	2008	2009	2010
Owned Space	91.2%	97.7%	99.4%

(1)	As provided by the borrower. Reflects average occupancy for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Eagle Glen Plaza Property:

Cash Flow Analysis(1)

	2009	2010	TTM 10/31/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,985,043	$2,104,684	$1,963,127	$2,097,600	$21.90
Other Rental Revenue	2,354	8,384	9,575	9,575	0.10
Total Reimbursement Revenue	730,029	629,217	672,991	680,728	7.11
Total Rent	$2,717,426	$2,742,285	$2,645,693	$2,870,238	$29.97
Vacancy & Credit Loss	(73,344)	(63,173)	0	(143,512)	(1.50)
Effective Gross Income	$2,644,082	$2,679,112	$2,645,693	$2,726,726	$28.47

Total Operating Expenses	$842,708	$863,834	$870,689	$894,737	$9.34

Net Operating Income	$1,801,374	$1,815,278	$1,775,004	$1,831,989	$19.13
TI/LC	0	0	0	65,437	0.68
Capital Expenditures	0	0	0	14,367	0.15
Net Cash Flow	$1,801,374	$1,815,278	$1,775,004	$1,752,186	$18.29

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 11/1/2011 rent roll with rent steps through 6/30/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

DOUBLETREE DOWNTOWN CLEVELAND

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		GSCMC
Location (City/State)	Cleveland, Ohio	Cut-off Date Principal Balance		$16,657,954
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$43,952.38
Size (Rooms)	379	Percentage of Initial Pool Balance		1.4%
Total TTM Occupancy as of 10/31/2011(1)	63.0%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2011(1)	63.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1974 / 2008	Mortgage Rate		6.0835%
Appraised Value	$28,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
Underwritten Revenues	$10,993,528
Underwritten Expenses	$8,409,621	Escrows
Underwritten Net Operating Income (NOI)	$2,583,907		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,144,165	Taxes	$202,687	$28,955
Cut-off Date LTV Ratio	58.9%	Insurance	$25,445	$5,089
Maturity Date LTV Ratio(2)	39.7%	FF&E	$0	$35,826
DSCR Based on Underwritten NOI / NCF	1.99x / 1.65x	Other(3)(4)	$179,244	$0
Debt Yield Based on Underwritten NOI / NCF	15.5% / 12.9%

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,700,000	92.3%	Loan Payoff	$17,348,377	95.8%
Sponsor Equity	1,402,487	7.7	Reserves	407,376	2.3
			Closing Costs	346,734	1.9

Total Sources	$18,102,487	100.0%	Total Uses	$18,102,487	100.0%

(1)	Reflects average Total Occupancy and Owned Occupancy for TTM ended 10/31/2011.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $32,700,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 45.8%.
(3)	At origination, the lender reserved 110% ($35,244) of the total estimated immediate repairs identified in the property condition report. The borrower has twelve months to complete the repairs.
(4)
Due to projected short falls in property operations in months December, January and February, $144,000 of loan proceeds were escrowed at origination to establish a seasonality reserve.  The reserve may be utilized by borrower for the January, February and March payments with a maximum of $48,000 being released per month. Any remaining balance will be disbursed to borrower following the March payment. The borrower is required to deposit $24,000 monthly into the reserve on each due date in May (beginning in 2012) and continuing through the due date in October for the respective calendar year.

The following table presents certain information relating to the 2011 demand analysis with respect to the DoubleTree Downtown Cleveland Property based on market segmentation, as provided in the appraisal for the DoubleTree Downtown Cleveland Property:

2011 Accommodated Room Night Demand
Property	Meeting and Group	Leisure	Commercial & Contract
DoubleTree Downtown Cleveland	12%	32%	56%

Source: Appraisal.

The following table presents certain information relating to the year-to-date through October 2011 penetration rates relating to the DoubleTree Downtown Cleveland Property and various market segments, as provided in the October 2011 Smtih Travel Research report for the DoubleTree Downtown Cleveland Property:

Year-to-Date Through 10/31/2011 Penetration Rates

Property	Occupancy	ADR	RevPAR
DoubleTree Downtown Cleveland	117.1%	93.2%	109.1%

Source: Smith Travel Research.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

DOUBLETREE DOWNTOWN CLEVELAND

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the DoubleTree Downtown Cleveland Property:

DoubleTree Downtown Cleveland

	2009(1)	2010(1)	TTM 10/31/2011(1)
Occupancy(2)	47.0%	57.5%	63.0%
ADR	$84.56	$86.98	$90.70
RevPAR	$39.71	$49.98	$57.19

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the DoubleTree Downtown Cleveland Property:

Cash Flow Analysis(1)
	2009	2010	TTM 10/31/2011	Underwritten	Underwritten $ per Room
Room Revenue	$5,492,648	$6,914,404	$7,910,714	$7,910,714	$20,873
Food & Beverage Revenue	1,623,534	2,035,796	2,332,422	2,332,422	6,154
Other Revenue(2)	663,415	732,941	750,392	750,392	1,980
Total Revenue	$7,779,597	$9,683,141	$10,993,528	$10,993,528	$29,007

Room Expense	$1,930,107	$2,257,122	$2,318,151	$2,318,151	$6,116
Food & Beverage Expense	1,359,375	1,764,707	1,881,932	1,881,932	4,966
Other Expense	166,242	185,628	189,781	189,781	501
Total Departmental Expense	$3,455,724	$4,207,457	$4,389,864	$4,389,864	$11,583
Total Undistributed Expense	2,825,099	3,463,841	3,658,951	3,613,421	9,534
Total Fixed Charges	485,844	330,326	436,940	406,336	1,072
Total Operating Expenses	$6,766,667	$8,001,624	$8,485,755	$8,409,621	$22,189

Net Operating Income	$1,012,930	$1,681,517	$2,507,773	$2,583,907	$6,818
FF&E	311,000	387,000	439,741	439,741	1,160
Net Cash Flow	$701,930	$1,294,517	$2,068,032	$2,144,165	$5,657

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other revenue includes Starbucks revenue at the hotel, telephone revenue, parking revenue and other income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SIEGEN PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		GSCMC
Location (City/State)	Baton Rouge, Louisiana	Cut-off Date Principal Balance		$16,600,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$106.13
Size (SF)	156,418	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 12/6/2011(1)	93.5%	Number of Related Mortgage Loans(2)		2
Owned Occupancy as of 12/6/2011(1)	93.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate		5.4935%
Appraised Value	$30,800,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		0
Underwritten Revenues	$2,888,152
Underwritten Expenses	$774,449	Escrows
Underwritten Net Operating Income (NOI)	$2,113,704		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,937,425	Taxes(3)	$0	$0
Cut-off Date LTV Ratio	53.9%	Insurance(3)	$0	$0
Maturity Date LTV Ratio	53.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.29x / 2.10x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.7% / 11.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,600,000	97.6%	Loan Payoff	$16,655,269	97.9%
Sponsor Equity	413,593	2.4	Closing Costs	358,324	2.1

Total Sources	$17,013,593	100.0%	Total Uses	$17,013,593	100.0%

(1)
Rack Room Shoes (8,000 SF) is currently in occupancy and rent is required to be 5% of gross sales beginning on and after 2/1/2012.  Total Occupancy and Owned Occupancy excludes Rack Room Shoes square footage. Total Occupancy and Owned Occupancy including Rack Room Shoes are 98.6%.

(2)
The indirect owner of the borrower is the indirect owner of the borrower of the Fairgrounds Crossing mortgage loan. See “Risk Factors -- Concentrations Based on Property Type, Geography, Related Borrowers and Other Factors May Disproportionately Increase Losses” in the Free Writing Prospectus.

(3)	Taxes and insurance escrows are not required so long as the borrower pays taxes and insurance premiums when due.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Siegen Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost
Anchors
Conn’s	NR / NR / NR	24,960	16.0%	Yes	$386,278	$15.48	11/30/2016	NA	NA
Ross Dress for Less	NR / NR / BBB+	30,178	19.3	Yes	$344,784	$11.43	1/31/2014	$239	4.8%
Petco	NR / Caa1 / B	13,500	8.6	Yes	$235,924	$17.48	1/31/2014	NA	$NA
Total Anchors		68,638	43.9%

Occupied In-line		57,256	36.6%		$1,564,247	$27.32
Occupied Outparcel		20,284	13.0%		$351,899	$17.35
Vacant(3)		10,240	6.5%		$0	$0.00
Total Owned SF		156,418	100.0%
Total SF		156,418	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	If available, sales for the above Anchor and Jr. Anchor tenants are as of 10/31/2011.
(3)
Vacant spaces includes 8,000 SF currently leased to Rack Room Shoes. Rack Room Shoes rent is required to be 5% of gross sales beginning on and after 2/1/2012. Underwritten numbers assume Rack Room Shoes as vacant. The lease can be terminated by either the landlord or the tenant with 90 days notice.  We cannot assure you that the landlord or tenant will not terminate or that if terminated the space with be re-leased.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SIEGEN PLAZA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Siegen Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost
Conn’s	NR / NR / NR	24,960	16.0%	$287,040	12.2%	$11.50	11/30/2016	NA	NA
Ross Dress for Less	NR / NR / BBB+	30,178	19.3	286,691	12.2	9.50	1/31/2014	$239	4.8%
Petco	NR / Caa1 / B	13,500	8.6	182,250	7.8	13.50	1/31/2014	NA	NA
Rainbow Women’s	NR / NR / NR	8,046	5.1	156,897	6.7	19.50	7/31/2013	$81	29.0%
Eyemart Express	NR / NR / NR	3,600	2.3	93,600	4.0	26.00	4/30/2015	NA	NA
Mattress Firm	NR / NR / NR	3,950	2.5	91,245	3.9	23.10	12/31/2016	NA	NA
Jason’s Deli	NR / NR / NR	4,517	2.9	87,991	3.7	19.48	3/31/2017	NA	NA
Olive Garden	BBB / Baa2 / BBB	8,000	5.1	84,960	3.6	10.62	11/30/2012	NA	NA
Ashley Stewart(4)	NR / NR / NR	3,200	2.0	83,200	3.5	26.00	1/31/2018	NA	NA
Plato’s Closet	NR / NR / NR	4,125	2.6	82,500	3.5	20.00	7/31/2015	NA	NA
Ten Largest Owned Tenants		104,076	66.5%	$1,436,374	61.1%	$13.80
Remaining Owned Tenants		42,102	26.9	915,966	38.9	21.76
Vacant Spaces (Owned Space)(5)		10,240	6.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		156,418	100.0%	$2,352,340	100.0%	$16.09

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space.
(3)	Tenant sales are as of 10/31/2011.
(4)
If Ashley Stewart’s gross sales at the end of the 3rd and 7th lease years are less than $750,000, then Ashley Stewart may terminate the lease with 30 days notice and the payment of any unpaid prorated TI/LC costs.

(5)
Vacant spaces includes 8,000 SF currently leased to Rack Room Shoes. Rack Room Shoes’ rent is required to be 5% of gross sales beginning on and after 2/1/2012. Underwritten numbers assume Rack Room Shoes as vacant. The lease can be terminated by either the landlord or the tenant with 90 days notice.  We cannot assure you that the landlord or tenant will not terminate or that if terminated the space with be re-leased.

The following table presents the lease rollover schedule at the Siegen Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,600	1.0	1.0%	$38,720	1.6%	$24.20	1
2012	20,040	13.8	13.8%	380,659	16.2	18.99	7
2013	12,329	7.9	21.7%	254,089	10.8	20.61	3
2014	45,878	29.3	51.0%	523,941	22.3	11.42	3
2015	12,720	8.1	59.2%	292,026	12.4	22.96	5
2016	32,110	20.5	79.7%	451,869	19.2	14.07	4
2017	13,302	7.5	88.2%	261,299	11.1	19.64	4
2018	3,200	2.0	90.3%	83,200	3.5	26.00	1
2019	0	0.0	90.3%	0	0.0	0.00	0
2020	0	0.0	90.3%	0	0.0	0.00	0
2021	0	0.0	90.3%	0	0.0	0.00	0
2022 & Thereafter	4,999	3.2	93.5%	66,537	2.8	13.31	1
Vacant(3)	10,240	6.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	156,418	100.0%		$2,352,340	100.0%	$16.09	29

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Borrower owned collateral space only.
(3)
Vacant Spaces includes 8,000 SF currently leased to Rack Room Shoes. Rack Room Shoes’ rent is required to be 5% of gross sales beginning on and after 2/1/2012. Underwritten numbers assume Rack Room Shoes as vacant.  The lease can be terminated by either the landlord or the tenant with 90 days notice.  We cannot assure you that the landlord or tenant will not terminate or that if terminated the space with be re-leased.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SIEGEN PLAZA

The following table presents certain information relating to historical leasing at the Siegen Plaza Property:

Historical Leased %(1)
	2008	2009	2010
Owned Space	90.8%	90.8%	95.3%

(1)	All yearly figures reflect the average occupancy for the year except for 2008 which depicts the December month end occupancy.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Siegen Plaza Property:

Cash Flow Analysis(1)

	2009	2010	TTM 10/31/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,388,540	$2,433,075	$2,464,981	$2,352,340	$15.04
Gross Up Vacancy	0	0	0	222,527	1.42
Total Rent	$2,388,540	$2,433,075	$2,464,981	$2,574,867	$16.46
Total Reimbursables	487,121	437,559	441,804	530,792	3.39
Other Income	74,193	21,478	23,177	5,020	0.03
Vacancy & Credit Loss(3)	(8,783)	(36,191)	(15,849)	(222,527)	(1.42)
Effective Gross Income	$2,941,071	$2,855,921	$2,914,113	$2,888,152	$18.46

Total Operating Expenses	$697,450	$618,613	$629,045	$774,449	$4.95

Net Operating Income	$2,243,621	$2,237,308	$2,285,068	$2,113,704	$13.51
TI/LC	0	0	0	127,084	0.81
Capital Expenditures	0	0	0	49,195	0.31
Net Cash Flow	$2,243,621	$2,237,308	$2,285,068	$1,937,425	$12.39

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 12/6/2011 rent roll with rent steps through 6/30/2012.
(3)
Rack Room Shoes’ rent is required to be 5% of gross sales beginning on and after 2/1/2012. Underwritten numbers assume Rack Room Shoes as vacant.  The lease can be terminated by either the landlord or the tenant with 90 days notice.  We cannot assure you that the landlord or tenant will not terminate or that if terminated the space with be re-leased.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HULL - AURORA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		CGMRC
Location (City/State)	Fairbanks, Alaska	Cut-off Date Principal Balance		$14,976,807
Property Type	Retail	Cut-off Date Principal Balance per SF		$125.44
Size (SF)	119,390	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 9/25/2011	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/25/2011	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2005, 2006 / NAP	Mortgage Rate		6.2700%
Appraised Value	$23,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
Underwritten Revenues	$2,428,552
Underwritten Expenses	$694,320	Escrows
Underwritten Net Operating Income (NOI)	$1,734,232		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,595,778	Taxes	$0	$30,012
Cut-off Date LTV Ratio	64.0%	Insurance	$42,810	$3,567
Maturity Date LTV Ratio	54.8%	Replacement Reserves	$0	$1,493
DSCR Based on Underwritten NOI / NCF	1.56x / 1.44x	TI/LC(1)	$0	$9,949
Debt Yield Based on Underwritten NOI / NCF	11.6% / 10.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,000,000	97.2%	Loan Payoff	$15,069,320	97.7%
Sponsor Equity	375,716	2.4	Closing Costs	313,587	2.0
Other Sources	50,000	0.3	Reserves	42,810	0.3

Total Sources	$15,425,716	100.0%	Total Uses	$15,425,716	100.0%

(1)	TI/LC reserve has a cap of $500,000.

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the Hull-Aurora Property:

Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost
Sportsman’s Warehouse	NR / NR / NR	47,072	39.4%	$659,008	31.4%	$14.00	11/30/2020	$247	7.7%
Barnes & Noble	NR / NR / NR	26,425	22.1	502,075	24.0	19.00	3/31/2016	NA	NA
Old Navy	BBB- / Baa3 / BB+	18,800	15.7	357,200	17.0	19.00	11/30/2015	$276	8.5%
Petco	NR / Caa1 / B	15,400	12.9	304,920	14.6	19.80	12/31/2015	NA	NA
Famous Footwear	BB+ / B3 / B	7,048	5.9	133,912	6.4	19.00	1/31/2016	$212	11.2%
Gamestop and Movies Too	NR / Ba1 / BB+	1,875	1.6	60,670	2.9	32.36	1/31/2014	NA	NA
Choice Rib, Inc.	NR / NR / NR	1,500	1.3	40,500	1.9	27.00	2/28/2022	NA	NA
Glow Bronzing Studio	NR / NR / NR	1,270	1.1	39,122	1.9	30.81	5/31/2016	NA	NA
Vacant Spaces		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		119,390	100.0%	$2,097,408	100.0%	$17.57

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HULL - AURORA

The following table presents the lease rollover schedule at the Hull-Aurora Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2012	0	0.0	0.0%	0	0.0	0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	1,875	1.6	1.6%	60,670	2.9	32.36	1
2015	34,200	28.6	30.2%	662,120	31.6	19.36	2
2016	34,743	29.1	59.3%	675,109	32.2	19.43	3
2017	0	0.0	59.3%	0	0.0	0.00	0
2018	0	0.0	59.3%	0	0.0	0.00	0
2019	0	0.0	59.3%	0	0.0	0.00	0
2020	47,072	39.4	98.7%	659,008	31.4	14.00	1
2021	0	0.0	98.7%	0	0.0	0.00	0
2022 & Thereafter	1,500	1.3	100.0%	40,500	1.9	27.00	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	119,390	100.0%		$2,097,408	100.0%	$17.57	8

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Hull-Aurora Property:

Historical Leased %(1)
	2008	2009	2010
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hull-Aurora Property:

Cash Flow Analysis(1)
	2009	2010	TTM 9/30/2011	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,994,673	$2,046,283	$2,063,097	$2,055,141	$17.21
Contractual Rent Steps	0	0	0	42,267	0.35
Other Rental Revenue	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$1,994,673	$2,046,283	$2,063,097	$2,097,408	$17.57
Total Reimbursables	405,756	424,458	484,501	458,963	3.84
Other Income	415	0	438	0	0.00
Vacancy & Credit Loss	0	0	0	(127,819)	(1.07)
Effective Gross Income	$2,400,844	$2,470,742	$2,548,035	$2,428,552	$20.34

Total Operating Expenses	$594,202	$625,262	$702,933	$694,320	$5.82

Net Operating Income	$1,806,642	$1,845,479	$1,845,103	$1,734,232	$14.53
TI/LC	0	0	0	120,546	1.01
Capital Expenditures	0	0	0	17,909	0.15
Net Cash Flow	$1,806,642	$1,845,479	$1,845,103	$1,595,778	$13.37

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 9/25/2011 rent roll with rent steps through 5/1/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAPLE RIDGE TOWNHOMES

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Originator		GSLP
Location (City/State)	Blacksburg, Virginia	Cut-off Date Principal Balance		$14,785,244
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$149,345.90
Size (Units)	99	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 12/2/2011	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/2/2011	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008-2010 / NAP	Mortgage Rate		4.8400%
Appraised Value(1)	$20,100,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
Underwritten Revenues	$1,935,508
Underwritten Expenses	$633,178	Escrows
Underwritten Net Operating Income (NOI)	$1,302,330		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,267,680	Taxes	$11,650	$11,650
Cut-off Date LTV Ratio(2)	73.6%	Insurance	$12,731	$3,183
Maturity Date LTV Ratio (2)	68.3%	Replacement Reserves	$0	$2,888
DSCR Based on Underwritten NOI / NCF	1.38x / 1.34x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.6%	Other(3)	$73,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,925,000	98.4%	Loan Payoff	$14,809,976	97.7%
Sponsor Equity	237,044	1.6	Closing Costs	254,688	1.7
			Escrows	97,381	0.6
Total Sources	$15,162,044	100.0%	Total Uses	$15,162,044	100.0%

(1)
The “as-is” value of the Maple Ridge Townhomes Property was $19,800,000 as of April 1, 2011 and reflects leases for the 2010-2011 school year. The Appraised Value of $20,100,000 reflects the “as stabilized” value of the Maple Ridge Townhomes Property with an “as stabilized” date of August 1, 2011 given the stabilization of rents at the 2011-2012 school year level.

(2)
The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio were calculated using the “as stabilized” value. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio using the “as-is” value are 74.7% and 69.4%, respectively.

(3)	Other reserve represents an environmental reserve.

The following table presents certain information relating to the Maple Ridge Townhomes Property:

Unit Type	Renovated	# of Units(1)	SF(1)	Monthly Market Rent(1)	Yearly Market Rent(1)	Monthly Actual Rent(1)	Yearly Actual Rent(1)
4 Bed / 2 Bath	No	27	1,508	$1,600	$518,400	$1,600	$518,400
4 Bed / 4 Bath	No	72	1,847	$1,700	1,468,800	$1,700	1,468,800
Total / Wtd. Avg.		99	1,755	$1,673	$1,987,200	$1,673	$1,987,200

(1)	Source: Rent roll dated 12/2/2011.

The following table presents certain information relating to historical leasing at the Maple Ridge Townhomes Property:

Historical Leased %(1)
	12/31/2009	12/31/2010
Owned Space	NAP	100.0%

(1)	As provided by the borrowers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MAPLE RIDGE TOWNHOMES

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Maple Ridge Townhomes Property:

Cash Flow Analysis(1)
	2010	TTM 10/31/2011	Underwritten	Underwritten $ per Unit
Base Rent	$1,456,440	$1,933,740	$1,987,200	$20,073
Vacancy Loss	0	0	(99,360)	(1,004)
Credit Loss	0	(3,280)	0	0
Concessions	(19,800)	(48,620)	(48,000)	(485)
Total Rent Revenue	$1,436,640	$1,881,840	$1,839,840	$18,584
Miscellaneous Revenue	62,317	95,668	95,668	966
Effective Gross Income	$1,498,957	$1,977,508	$1,935,508	$19,551

Total Operating Expenses	$475,745	$635,350	$633,178	$6,396

Net Operating Income	$1,023,212	$1,342,158	$1,302,330	$13,155
Replacement Reserves	0	0	34,650	350
Net Cash Flow	$1,023,212	$1,342,158	$1,267,680	$12,805

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN AND SPRINGHILL SUITES

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties(1)	2	Originator		GSCMC
Location (City/State)	Bloomington, Minnesota	Cut-off Date Principal Balance		$14,602,779
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$56,381.39
Size (Rooms)	259	Percentage of Initial Pool Balance		1.3%
Total TTM Occupancy as of 10/31/2011(2)	76.7%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2011(2)	76.7%	Type of Security		Fee Simple
Year Built / Latest Renovation(3)	2007 / NAP	Mortgage Rate		5.6700%
Appraised Value	$28,500,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		300
Underwritten Revenues	$7,897,996
Underwritten Expenses	$5,847,385	Escrows
Underwritten Net Operating Income (NOI)	$2,050,611		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,703,576	Taxes	$0	$34,889
Cut-off Date LTV Ratio	51.2%	Insurance	$54,992	$5,499
Maturity Date LTV Ratio(4)	40.1%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.86x / 1.54x	FF&E	$0	$15,699
Debt Yield Based on Underwritten NOI / NCF	14.0% / 11.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,750,000	100.0%	Sponsor Equity Distribution	$14,337,509	97.2%
			Closing Costs	357,499	2.4
			Reserves	54,992	0.4

Total Sources	$14,750,000	100.0%	Total Uses	$14,750,000	100.0%

(1)
Both hotels occupy the same parcel of land.  The parcel will be split into two independent legal tax parcels by creating a condominium regime in which the two hotels will be separate units. This process has been initiated and is expected to be completed during the term of the loan.

(2)	Reflects average Total Occupancy and Owned Occupancy for TTM ended 10/31/2011.
(3)	Both properties were built in 2007; SpringHill Suites was converted from a Cambria Suites in June 2011.
(4)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $33,100,000, which assumes stabilized operations at the Hampton Inn and SpringHill Suites Properties. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 46.6%.

The following table presents certain information relating to the 2011 demand analysis with respect to the Hampton Inn and SpringHill Suites Properties based on market segmentation:

2011 Accommodated Room Night Demand
Property	Meeting and Group	Leisure	Commercial
Hampton Inn MOA	15%	30%	55%
SpringHill Suites	35%	35%	30%

Source: Appraisal.

The following table presents certain information relating to the year-to-date through October 2011 penetration rates relating to the Hampton Inn and SpringHill Suites Properties across various market segments:

Year-to-Date Through 10/31/2011 Penetration Rates
Property	Occupancy	ADR	RevPAR
Hampton Inn MOA	99.1%	115.8%	114.9%
SpringHill Suites	105.3%	82.2%	86.6%

Source: Smith Travel Research (October 2011).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HAMPTON INN AND SPRINGHILL SUITES

The following table presents certain information relating to historical occupancy, ADR and RevPAR for the Hampton Inn and SpringHill Suites Properties:

Hampton Inn MOA
	2009(1)	2010(1)	TTM 10/31/2011(1)
Occupancy(2)	67.8%	71.8%	73.7%
ADR	$109.30	$114.89	$118.92
RevPAR	$74.10	$82.50	$87.67

(1)	As provided by the borrower.
(2)	Average occupancy for the indicated period.

SpringHill Suites
	2009(1)	2010(1)	TTM 10/31/2011(1)
Occupancy(2)	58.7%	74.9%	80.7%
ADR	$87.38	$75.40	$79.96
RevPAR	$51.29	$56.49	$64.50

(1)	As provided by the borrower.
(2)	Average occupancy for the indicated period.

■
Operating History and Underwritten Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hampton Inn and SpringHill Suites Properties:

Cash Flow Analysis(1)
	2009	2010	TTM 10/31/2011	Underwritten	Underwritten $ per Room
Room Revenue	$6,064,245	$6,726,126	$7,331,975	$7,540,064	$29,112
Food & Beverage Revenue	282,197	296,152	202,746	202,746	783
Other Revenue(2)	164,683	153,841	155,186	155,186	599
Total Revenue	$6,511,125	$7,176,119	$7,689,907	$7,897,996	$30,494

Room Expense	$1,441,943	$1,719,676	$1,861,819	$1,991,536	$7,689
Food & Beverage Expense	298,478	340,245	270,683	270,683	1,045
Other Expense	134,529	131,228	146,692	146,692	566
Total Departmental Expense	$1,874,950	$2,191,149	$2,279,194	$2,408,911	$9,301
Total Undistributed Expense	2,179,826	2,381,459	2,657,230	2,818,482	10,882
Total Fixed Charges	637,193	617,212	572,411	619,992	2,394
Total Operating Expenses	$4,691,969	$5,189,820	$5,508,835	$5,847,385	$22,577

Net Operating Income	$1,819,156	$1,986,299	$2,181,072	$2,050,611	$7,917
FF&E	260,445	287,044	307,596	347,035	1,340
Net Cash Flow	$1,558,711	$1,699,255	$1,873,476	$1,703,576	$6,578

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Other revenue consists of parking income, meeting room rental, movie rental, laundry, vending and miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property or the borrower’s ability to refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
Except as regards their status under the Secondary Mortgage Market Enhancement Act of 1984, as amended, we make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Member States of the European Economic Area (“EEA”) have implemented new Article 122a of the Banking Consolidation Directive (Directive 2006/48/EC, as amended) (“Article 122a”), which applies to new securitizations issued on or after December 31, 2010 and in certain circumstances, to securitizations issued prior to that date. Among other provisions, Article 122a restricts investments by an EEA regulated credit institution (and in some cases, consolidated group entities) in securitizations that fail to comply with certain requirements concerning retention by the originator, sponsor or original lender of the securitized assets of a portion of the securitization’s credit risk.  Additionally, Article 122a imposes a severe capital charge on a securitization’s securities acquired by an EEA regulated credit institution if that securitization fails to meet the requirements of Article 122a.  None of the originators, the sponsors, the depositor or the issuing entity have taken, or intend to take, any steps to comply with the requirements of Article 122a.  The fact that the offered certificates have not been structured to comply with Article 122a is likely to limit the ability of an EEA-regulated credit institution to purchase offered certificates, which in turn may adversely affect the liquidity of the offered certificates in the secondary market.  This could adversely affect your ability to transfer offered certificates or the price you may receive upon your sale of offered certificates.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations such that capital charges imposed on banking institutions are determined to a lesser extent on the ratings of their investments.  When such regulations are adopted, investments in CMBS by such institutions may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the treatment of CMBS for regulatory capital purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—
Mortgage loans with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, defaults and liquidations or repurchases upon breaches of representations and warranties or purchases by a companion loan holder or mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the Depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot provide assurances that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan  by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Availability of Earthquake, Flood and Other Insurance

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—
In the event of the bankruptcy or insolvency of an originator, a sponsor or the Depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—
The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by Goldman Sachs Lending Partners LLC (“GSLP”), as an originator, to Goldman Sachs Mortgage Company (“GSMC”), as a sponsor, and by GSMC to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSLP to GSMC, and by GSMC to the Depositor, would each generally be respected as a sale in the event of a bankruptcy or insolvency of GSLP or GSMC, as applicable, and therefore beyond the FDIC’s repudiation powers if GS Bank became subject to a receivership or conservatorship. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

—
The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—
The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in the expected repayment dates or other features of some or all of the mortgage loans.  The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—
The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—
The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—
The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—
The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—
If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—
In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—
Other nationally recognized statistical rating organizations that the Depositor has not engaged to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from those ratings assigned by Fitch, Inc. or Moody’s Investors Service, Inc.  The issuance of unsolicited ratings by another nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from the ratings assigned by Fitch, Inc. or Moody’s Investors Service, Inc. may adversely impact the liquidity, market value or regulatory characterization of those offered certificates.

■	Tax Considerations

—	The offered certificates, will be treated as regular interests in a real estate mortgage investment conduit (a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., RBS Securities Inc., Wells Fargo Securities, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.